UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

This report on Form N-CSR relates solely to the Registrant's Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Fidelity® Diversified International Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity International Capital Appreciation Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity Overseas Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity Worldwide Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Annual Report

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Diversified International	.93%
Actual		$ 1,000.00	$ 985.30	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Class K	.80%
Actual		$ 1,000.00	$ 986.10	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity® Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International Fund	2.48%	7.92%	6.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund, a class of the fund, on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Fidelity Diversified International Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year ending October 31, 2014, the fund's Retail Class shares gained 2.48%, outpacing the -0.48% result of the MSCI EAFE Index. Stock selection drove our relative result, led by strong showings in the information technology and health care sectors, with industrials the only notable detractor. Geographically, the fund benefited from out-of-index holdings in emerging markets, the U.S. and Canada. Stock selection was positive in seven of 10 sectors, and all 10 top relative contributors were overweights or out-of-index positions. Denmark's Novo Nordisk, an insulin producer, was up 38% for the year. Japanese optics maker HOYA also helped. Our holding in Alimentation Couche-Tard was up 51% for the full year. Conversely, picks in industrials hurt most, particularly data purveyor Experian, which was off 25% for the period. In financials, ORIX disappointed. In health care, not owning Switzerland's Novartis or U.K.-based AstraZeneca, two index heavies, weighed on our relative result. BASF was replaced with LyondellBasell Industries. LyondellBasell is not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan	17.2%
United Kingdom	16.3%
United States of America*	11.1%
Germany	6.2%
Switzerland	5.1%
France	4.0%
Canada	3.6%
Netherlands	3.3%
Cayman Islands	3.2%
Other	30.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United Kingdom	17.3%
Japan	14.3%
United States of America*	11.5%
Germany	8.6%
France	6.7%
Switzerland	5.5%
Canada	3.8%
Australia	3.2%
Netherlands	3.1%
Other	26.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	95.2
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	3.3	4.7
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.8	1.9
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	1.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	0.7
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.3	1.1
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.2	0.0
Prudential PLC (United Kingdom, Insurance)	1.2	1.2
Hoya Corp. (Japan, Electronic Equipment & Components)	1.2	0.9
AIA Group Ltd. (Hong Kong, Insurance)	1.2	1.0
	14.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	21.5
Health Care	15.9	14.9
Consumer Discretionary	15.6	16.0
Information Technology	13.7	9.4
Consumer Staples	11.7	11.6
Industrials	6.9	7.2
Materials	4.9	6.8
Telecommunication Services	3.6	4.6
Energy	3.4	3.3

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
Argentina - 0.2%
YPF SA Class D sponsored ADR	1,076,600	$ 37,864,022
Australia - 2.8%
ALS Ltd. (d)	5,090,967	25,212,439
Ansell Ltd.	3,211,797	56,336,973
Australia & New Zealand Banking Group Ltd.	8,026,880	237,520,030
BHP Billiton Ltd. sponsored ADR (d)	2,827,064	168,040,684
CSL Ltd.	2,002,947	141,413,923
Woodside Petroleum Ltd.	2,213,854	78,636,939
TOTAL AUSTRALIA		707,160,988
Austria - 0.1%
Andritz AG	646,600	31,212,247
Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	948,000	45,067,920
Bailiwick of Jersey - 2.0%
Experian PLC	5,086,472	76,364,143
Shire PLC	3,325,200	223,110,707
Wolseley PLC	1,583,925	84,046,306
WPP PLC	5,707,509	111,482,762
TOTAL BAILIWICK OF JERSEY		495,003,918
Belgium - 2.6%
Anheuser-Busch InBev SA NV	3,540,530	392,624,957
Arseus NV	775,900	31,016,979
KBC Groupe SA (a)	3,195,902	171,211,381
UCB SA	638,700	51,536,913
TOTAL BELGIUM		646,390,230
Bermuda - 0.7%
BW LPG Ltd.	4,345,087	41,164,287
Golar LNG Ltd.	981,100	55,049,521
Noble Group Ltd.	51,862,000	48,276,173
Travelport Worldwide Ltd.	2,498,200	36,098,990
TOTAL BERMUDA		180,588,971
Canada - 3.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	5,995,781	203,485,758
AutoCanada, Inc.	410,175	22,782,445
Canadian Natural Resources Ltd.	1,420,200	49,559,883
CGI Group, Inc. Class A (sub. vtg.) (a)	5,174,500	177,633,117
Constellation Software, Inc.	59,438	16,744,213
First Quantum Minerals Ltd.	3,870,100	58,375,139
Imperial Oil Ltd.	1,228,400	59,106,634
Keyera Corp. (d)	371,600	29,561,826
Painted Pony Petroleum Ltd. (a)	3,742,270	35,461,997
Potash Corp. of Saskatchewan, Inc. (d)	1,502,800	51,295,609
PrairieSky Royalty Ltd. (d)	489,200	15,061,657
Suncor Energy, Inc.	3,216,200	114,202,852

	Shares	Value
Tourmaline Oil Corp. (a)	1,250,000	$ 44,840,513
TransForce, Inc.	1,013,500	24,783,337
TOTAL CANADA		902,894,980
Cayman Islands - 3.2%
58.com, Inc. ADR	270,000	10,683,900
Alibaba Group Holding Ltd. sponsored ADR	3,133,600	308,972,960
Baidu.com, Inc. sponsored ADR (a)	240,800	57,495,816
China Modern Dairy Holdings Ltd. (a)(d)	79,244,000	34,962,355
GCL-Poly Energy Holdings Ltd. (a)	211,154,000	71,163,658
Melco Crown Entertainment Ltd. sponsored ADR	3,467,700	94,113,378
PW Medtech Group Ltd. (a)	75,717,000	47,807,196
Sands China Ltd.	20,221,600	126,124,362
Tencent Holdings Ltd.	2,520,800	40,514,986
TOTAL CAYMAN ISLANDS		791,838,611
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	3,727,556	50,247,455
Curacao - 0.0%
Schlumberger Ltd.	69,925	6,898,801
Denmark - 2.4%
A.P. Moller - Maersk A/S Series B	10,244	23,870,184
Genmab A/S (a)	1,673,976	72,967,823
Novo Nordisk A/S Series B	10,224,095	462,156,932
Vestas Wind Systems A/S (a)	1,206,722	40,389,988
TOTAL DENMARK		599,384,927
Finland - 0.5%
Nokia Corp.	8,261,500	69,032,246
Sampo Oyj (A Shares)	1,386,400	66,315,304
TOTAL FINLAND		135,347,550
France - 4.0%
Air Liquide SA	703,070	84,801,271
Atos Origin SA	607,391	41,931,865
AXA SA	5,505,600	127,016,898
BNP Paribas SA	2,730,876	171,588,970
Bureau Veritas SA	2,209,500	54,629,113
Dassault Aviation SA (d)	28,365	33,199,590
Kering SA	202,100	38,989,626
LVMH Moet Hennessy - Louis Vuitton SA	218,022	36,979,551
Numericable Group SA (d)	431,288	15,943,822
Numericable Group SA rights 11/12/14 (a)	431,288	12,787,486
Publicis Groupe SA (a)	1,782,416	123,452,985
Rexel SA	1,391,700	23,378,439
Sanofi SA	2,427,776	220,296,633
Tarkett SA	570,930	16,452,024
TOTAL FRANCE		1,001,448,273
Common Stocks - continued
	Shares	Value
Germany - 4.8%
adidas AG	261,400	$ 19,015,636
Bayer AG	2,854,662	405,846,917
Brenntag AG	939,500	45,445,109
Continental AG	495,800	97,328,488
Drillisch AG	643,700	22,336,212
Fresenius SE & Co. KGaA	3,644,800	187,495,099
Gerry Weber International AG (Bearer)	754,400	30,280,405
GfK AG	648,700	26,826,307
Linde AG	679,729	125,342,722
OSRAM Licht AG (a)	808,563	28,330,490
ProSiebenSat.1 Media AG	1,105,990	44,565,909
SAP AG (d)	1,764,806	120,245,810
SMA Solar Technology AG (a)(d)	365,100	9,068,147
Symrise AG	740,800	41,658,967
TOTAL GERMANY		1,203,786,218
Hong Kong - 1.7%
AIA Group Ltd.	53,292,200	297,393,114
Galaxy Entertainment Group Ltd.	13,562,000	92,735,577
Melco International Development Ltd.	8,723,000	23,650,889
TOTAL HONG KONG		413,779,580
India - 2.2%
Apollo Hospitals Enterprise Ltd. (a)	2,493,661	45,253,864
Axis Bank Ltd. (a)	5,759,686	42,450,217
HDFC Bank Ltd.	10,485,320	170,023,203
Housing Development Finance Corp. Ltd.	8,552,286	154,020,146
ITC Ltd. (a)	13,515,862	78,147,471
LIC Housing Finance Ltd.	2,616,713	15,409,144
Lupin Ltd.	1,690,873	39,149,437
United Spirits Ltd. (a)	139,052	6,255,277
TOTAL INDIA		550,708,759
Indonesia - 0.5%
PT Bank Central Asia Tbk	68,063,700	73,477,549
PT Bank Rakyat Indonesia Tbk	53,539,100	49,063,027
TOTAL INDONESIA		122,540,576
Ireland - 2.1%
Actavis PLC (a)	636,400	154,479,736
DCC PLC (United Kingdom)	886,889	49,571,346
Greencore Group PLC	13,305,400	55,850,917
Perrigo Co. PLC	916,100	147,904,345
Ryanair Holdings PLC sponsored ADR (a)	2,075,400	115,267,716
TOTAL IRELAND		523,074,060

	Shares	Value
Israel - 1.3%
Check Point Software Technologies Ltd. (a)	1,567,300	$ 116,372,025
Teva Pharmaceutical Industries Ltd. sponsored ADR	3,835,900	216,613,273
TOTAL ISRAEL		332,985,298
Italy - 0.9%
Telecom Italia SpA (a)(d)	32,259,000	36,558,550
UniCredit SpA	16,422,467	118,539,731
World Duty Free SpA (a)	7,453,330	63,092,649
TOTAL ITALY		218,190,930
Japan - 17.2%
ACOM Co. Ltd. (a)(d)	5,897,900	19,659,164
Aozora Bank Ltd.	9,819,000	34,512,890
Astellas Pharma, Inc.	17,345,500	269,210,780
Coca-Cola Central Japan Co. Ltd.	1,114,900	20,060,467
Don Quijote Holdings Co. Ltd.	2,357,100	141,227,779
Fast Retailing Co. Ltd.	241,500	89,779,445
Fuji Heavy Industries Ltd.	1,259,900	41,933,439
GMO Internet, Inc.	4,567,300	38,349,256
Honda Motor Co. Ltd.	4,786,100	153,007,992
Hoya Corp.	8,461,500	299,425,762
Japan Exchange Group, Inc.	4,684,600	116,206,567
Japan Tobacco, Inc.	8,617,500	294,020,954
KDDI Corp.	2,759,300	181,201,735
Keyence Corp.	596,610	289,106,874
Komatsu Ltd.	5,625,000	132,802,649
Misumi Group, Inc.	445,400	14,054,099
Mitsubishi Electric Corp.	5,407,000	69,716,775
Mitsubishi UFJ Financial Group, Inc.	38,100,800	222,097,753
NEC Corp.	48,238,000	170,587,813
NGK Spark Plug Co. Ltd.	1,352,800	35,281,725
Nippon Telegraph & Telephone Corp.	2,036,200	126,690,041
Nitori Holdings Co. Ltd.	1,099,700	69,694,112
Olympus Corp. (a)	728,300	26,149,669
OMRON Corp.	2,023,600	95,786,442
ORIX Corp.	31,631,800	439,057,103
Rakuten, Inc.	16,345,600	184,320,720
Recruit Holdings Co. Ltd. (a)	481,000	16,439,880
Seven & i Holdings Co., Ltd.	2,030,000	79,283,940
SHIMANO, Inc.	669,500	88,779,298
Shinsei Bank Ltd.	24,199,000	54,384,202
Ship Healthcare Holdings, Inc.	464,200	10,865,150
SoftBank Corp.	4,051,800	294,968,681
Suzuki Motor Corp.	1,984,100	66,504,079
Tsuruha Holdings, Inc.	1,485,400	87,699,160
TOTAL JAPAN		4,272,866,395
Korea (South) - 1.0%
Hyundai Motor Co.	73,741	11,667,391
NAVER Corp.	129,568	90,925,335
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Orion Corp.	82,708	$ 63,506,368
Samsung Electronics Co. Ltd.	57,804	66,925,879
Samsung SDS Co. Ltd. (a)	27,028	4,779,509
TOTAL KOREA (SOUTH)		237,804,482
Luxembourg - 1.0%
Altice SA	3,091,886	192,528,721
Eurofins Scientific SA	180,400	45,586,664
TOTAL LUXEMBOURG		238,115,385
Mexico - 0.2%
America Movil S.A.B. de CV Series L sponsored ADR	2,521,300	61,544,933
Netherlands - 3.3%
AEGON NV	27,601,000	224,960,556
AerCap Holdings NV (a)	980,900	42,512,206
IMCD Group BV	1,581,500	43,600,848
ING Groep NV (Certificaten Van Aandelen) (a)	8,675,900	124,242,032
LyondellBasell Industries NV Class A	1,057,500	96,898,725
Reed Elsevier NV	2,773,530	63,830,296
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,110,557	236,835,761
TOTAL NETHERLANDS		832,880,424
Norway - 0.2%
Telenor ASA	2,398,200	53,902,122
Philippines - 0.4%
Alliance Global Group, Inc.	164,131,156	92,317,134
Singapore - 0.3%
United Overseas Bank Ltd.	3,982,000	71,340,261
South Africa - 0.9%
Naspers Ltd. Class N	1,816,599	226,073,705
Spain - 1.9%
Amadeus IT Holding SA Class A	3,790,800	139,187,921
Criteria CaixaCorp SA	6,971,688	38,012,820
Inditex SA	8,502,593	238,832,372
Prosegur Compania de Seguridad SA (Reg.)	8,908,095	52,243,679
TOTAL SPAIN		468,276,792
Sweden - 2.2%
ASSA ABLOY AB (B Shares)	1,198,000	63,451,826
HEXPOL AB (B Shares)	215,000	19,013,021
Nordea Bank AB	13,216,000	169,492,115
Svenska Cellulosa AB (SCA) (B Shares)	8,217,800	183,739,331
Svenska Handelsbanken AB (A Shares)	2,598,400	123,900,062
TOTAL SWEDEN		559,596,355
Switzerland - 5.1%
Actelion Ltd.	593,329	70,547,043

	Shares	Value
Compagnie Financiere Richemont SA Series A	1,405,106	$ 118,217,877
Credit Suisse Group AG	4,597,583	122,497,094
Nestle SA	2,069,577	151,770,648
Roche Holding AG (participation certificate)	1,167,760	344,607,885
Syngenta AG (Switzerland)	694,849	214,887,335
UBS AG	13,956,047	242,669,738
TOTAL SWITZERLAND		1,265,197,620
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	12,202,700	268,703,454
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	6,956,400	50,383,523
United Arab Emirates - 0.1%
Emaar Malls Group PJSC (a)	16,276,740	14,224,976
United Kingdom - 16.3%
Al Noor Hospitals Group PLC	3,295,000	53,711,607
Associated British Foods PLC	2,269,000	99,962,469
B&M European Value Retail S.A.	17,525,925	69,740,103
BG Group PLC	12,841,902	214,023,538
British American Tobacco PLC sponsored ADR	2,174,400	246,924,864
BT Group PLC	23,967,200	141,294,530
Bunzl PLC	1,489,870	40,397,698
Capita Group PLC	1,310,700	23,001,093
Compass Group PLC	4,989,076	80,289,110
easyJet PLC	2,095,300	50,277,771
Essentra PLC	10,585,712	116,251,659
Exova Group Ltd. PLC (a)	8,185,688	22,228,160
GlaxoSmithKline PLC	5,479,800	123,920,006
Hikma Pharmaceuticals PLC	2,959,985	89,729,918
HSBC Holdings PLC sponsored ADR	6,267,257	319,755,452
IMI PLC	2,362,535	46,183,623
Imperial Tobacco Group PLC	1,157,629	50,203,900
ITV PLC	23,591,400	76,610,500
Johnson Matthey PLC	1,575,482	74,953,679
Kingfisher PLC	23,779,731	115,200,083
Liberty Global PLC:
Class A (a)	872,800	39,686,216
Class C	619,900	27,566,953
Lloyds Banking Group PLC (a)	233,444,200	288,277,844
Meggitt PLC	6,712,748	48,440,846
Next PLC	2,446,200	252,204,847
Poundland Group PLC (a)	4,591,078	23,134,695
Prudential PLC	12,965,133	300,220,994
Reckitt Benckiser Group PLC	2,888,387	242,579,016
Rentokil Initial PLC	24,643,193	48,567,554
Rolls-Royce Group PLC	9,088,600	122,564,052
SABMiller PLC	2,156,000	121,575,600
Schroders PLC	320,600	12,365,147
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Spectris PLC	1,807,800	$ 52,112,717
Sports Direct International PLC (a)	5,897,100	60,799,493
St. James's Place Capital PLC	11,923,300	142,099,087
Standard Chartered PLC (United Kingdom)	3,032,530	45,581,295
Travis Perkins PLC	2,679,980	70,823,949
Whitbread PLC	1,663,740	116,147,200
TOTAL UNITED KINGDOM		4,069,407,268
United States of America - 7.8%
AbbVie, Inc.	1,499,300	95,145,578
Alexion Pharmaceuticals, Inc. (a)	600,100	114,835,136
Alliance Data Systems Corp. (a)	265,800	75,314,430
Amgen, Inc.	674,000	109,309,320
Celldex Therapeutics, Inc. (a)	481,913	8,072,043
CF Industries Holdings, Inc.	191,784	49,863,840
Fidelity National Information Services, Inc.	1,233,900	72,047,421
FMC Corp.	426,700	24,471,245
Freeport-McMoRan, Inc.	1,409,500	40,170,750
Gilead Sciences, Inc. (a)	1,358,600	152,163,200
Google, Inc.:
Class A (a)	172,505	97,960,414
Class C (a)	257,705	144,077,711
Las Vegas Sands Corp.	1,703,400	106,053,684
MasterCard, Inc. Class A	1,661,600	139,159,000
McGraw Hill Financial, Inc.	2,430,300	219,893,544
Mead Johnson Nutrition Co. Class A	690,700	68,593,417
Mondelez International, Inc.	1,804,300	63,619,618
Noble Energy, Inc.	1,469,156	84,667,460
QUALCOMM, Inc.	982,800	77,159,628
The Blackstone Group LP	1,943,200	58,529,184
Visa, Inc. Class A	579,500	139,908,685
TOTAL UNITED STATES OF AMERICA		1,941,015,308
TOTAL COMMON STOCKS (Cost $19,192,494,113)		23,720,064,451
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(g)	770,400	6,217,128
Series D (g)	250,743	2,023,496
TOTAL UNITED STATES OF AMERICA		8,240,624

	Shares	Value
Nonconvertible Preferred Stocks - 1.4%
Germany - 1.4%
Henkel AG & Co. KGaA	1,675,900	$ 165,450,138
Volkswagen AG	835,826	178,112,980
TOTAL GERMANY		343,563,118
United Kingdom - 0.0%
Rolls-Royce Group PLC	817,974,000	1,308,513
TOTAL NONCONVERTIBLE PREFERRED STOCKS		344,871,631
TOTAL PREFERRED STOCKS (Cost $287,591,064)		353,112,255
Preferred Securities - 0.1%
Principal Amount
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (e)(f) (Cost $31,068,340)	EUR	20,230,000	28,656,912
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	802,307,703	802,307,703
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	218,143,711	218,143,711
TOTAL MONEY MARKET FUNDS (Cost $1,020,451,414)		1,020,451,414
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $20,531,604,931)		25,122,285,032
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(206,547,731)
NET ASSETS - 100%		$ 24,915,737,301
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,656,912 or 0.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,240,624 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
NJOY, Inc. Series C	6/7/13	$ 6,227,143
NJOY, Inc. Series D	2/14/14	$ 4,244,101
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,044,322
Fidelity Securities Lending Cash Central Fund	10,090,755
Total	$ 11,135,077
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Painted Pony Petroleum Ltd.	$ 25,702,824	$ -	$ 1,692,630*	$ -	$ -
Painted Pony Petroleum Ltd. (144A)	9,595,190	-	15,002,521	-	-
Total	$ 35,298,014	$ -	$ 16,695,151	$ -	$ -

* Includes the value of securities delivered through in-kind transactions.

Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,891,716,706	$ 2,543,753,820	$ 1,339,722,262	$ 8,240,624
Consumer Staples	2,947,152,386	1,565,491,396	1,381,660,990	-
Energy	866,099,930	573,439,453	292,660,477	-
Financials	5,198,639,572	1,848,773,421	3,349,866,151	-
Health Care	4,017,240,749	2,006,961,594	2,010,279,155	-
Industrials	1,677,760,151	1,278,941,002	398,819,149	-
Information Technology	3,346,444,914	2,152,232,067	1,194,212,847	-
Materials	1,209,625,494	994,738,159	214,887,335	-
Telecommunication Services	918,496,804	137,783,267	780,713,537	-
Preferred Securities	28,656,912	-	28,656,912	-
Money Market Funds	1,020,451,414	1,020,451,414	-	-
Total Investments in Securities:	$ 25,122,285,032	$ 14,122,565,593	$ 10,991,478,815	$ 8,240,624

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 2,102,756,180
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $211,288,328) - See accompanying schedule: Unaffiliated issuers (cost $19,511,153,517)	$ 24,101,833,618
Fidelity Central Funds (cost $1,020,451,414)	1,020,451,414
Total Investments (cost $20,531,604,931)		$ 25,122,285,032
Receivable for investments sold		47,780,858
Receivable for fund shares sold		19,329,906
Dividends receivable		53,440,967
Distributions receivable from Fidelity Central Funds		183,531
Prepaid expenses		73,273
Other receivables		1,360,442
Total assets		25,244,454,009

Liabilities
Payable for investments purchased	$ 51,135,590
Payable for fund shares redeemed	38,613,195
Accrued management fee	15,792,879
Other affiliated payables	2,696,673
Other payables and accrued expenses	2,334,660
Collateral on securities loaned, at value	218,143,711
Total liabilities		328,716,708

Net Assets		$ 24,915,737,301
Net Assets consist of:
Paid in capital		$ 19,611,985,766
Undistributed net investment income		275,548,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		439,166,807
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,589,036,053
Net Assets		$ 24,915,737,301

Diversified International: Net Asset Value, offering price and redemption price per share ($13,781,306,008 ÷ 380,467,922 shares)		$ 36.22

Class K: Net Asset Value, offering price and redemption price per share ($11,134,431,293 ÷ 307,614,012 shares)		$ 36.20

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 580,130,886
Special dividends		128,754,842
Interest		134,384
Income from Fidelity Central Funds		11,135,077
Income before foreign taxes withheld		720,155,189
Less foreign taxes withheld		(44,852,816)
Total income		675,302,373

Expenses
Management fee Basic fee	$ 182,434,402
Performance adjustment	9,175,436
Transfer agent fees	30,841,063
Accounting and security lending fees	2,498,572
Custodian fees and expenses	2,421,791
Independent trustees' compensation	109,399
Appreciation in deferred trustee compensation account	17
Registration fees	182,374
Audit	163,692
Legal	115,380
Miscellaneous	202,185
Total expenses before reductions	228,144,311
Expense reductions	(766,444)	227,377,867
Net investment income (loss)		447,924,506
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,243,363,943
Other affiliated issuers	1,523,610
Foreign currency transactions	510,344
Futures contracts	7,055,194
Total net realized gain (loss)		2,252,453,091
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $182,483)	(2,009,142,403)
Assets and liabilities in foreign currencies	(4,131,514)
Futures contracts	(6,276,288)
Total change in net unrealized appreciation (depreciation)		(2,019,550,205)
Net gain (loss)		232,902,886
Net increase (decrease) in net assets resulting from operations		$ 680,827,392

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 447,924,506	$ 343,281,444
Net realized gain (loss)	2,252,453,091	1,914,830,172
Change in net unrealized appreciation (depreciation)	(2,019,550,205)	3,217,785,070
Net increase (decrease) in net assets resulting from operations	680,827,392	5,475,896,686
Distributions to shareholders from net investment income	(245,684,040)	(361,491,947)
Distributions to shareholders from net realized gain	(169,078,602)	(51,508,245)
Total distributions	(414,762,642)	(413,000,192)
Share transactions - net increase (decrease)	(1,324,765,796)	(1,244,167,482)
Redemption fees	253,426	382,374
Total increase (decrease) in net assets	(1,058,447,620)	3,819,111,386

Net Assets
Beginning of period	25,974,184,921	22,155,073,535
End of period (including undistributed net investment income of $275,548,675 and undistributed net investment income of $238,578,397, respectively)	$ 24,915,737,301	$ 25,974,184,921

Financial Highlights - Diversified International

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.89	$ 29.07	$ 27.49	$ 29.49	$ 26.86
Income from Investment Operations
Net investment income (loss) B	.60E	.44	.42	.53F	.37
Net realized and unrealized gain (loss)	.28	6.90	1.65	(1.99)	2.61
Total from investment operations	.88	7.34	2.07	(1.46)	2.98
Distributions from net investment income	(.32)	(.46)	(.49)	(.46)	(.35)
Distributions from net realized gain	(.23)	(.07)	-	(.08)	-
Total distributions	(.55)	(.52) I	(.49)	(.54)	(.35)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 36.22	$ 35.89	$ 29.07	$ 27.49	$ 29.49
Total Return A	2.48%	25.66%	7.72%	(5.07)%	11.15%
Ratios to Average Net Assets C, G
Expenses before reductions	.93%	.94%	1.01%	.90%	.98%
Expenses net of fee waivers, if any	.93%	.94%	1.01%	.89%	.98%
Expenses net of all reductions	.92%	.92%	.99%	.87%	.96%
Net investment income (loss)	1.65% E	1.38%	1.53%	1.78% F	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,781,306	$ 14,432,586	$ 13,269,769	$ 17,285,369	$ 26,527,229
Portfolio turnover rate D	39% J	52%	35%	45%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.44%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.52 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $.068 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.87	$ 29.06	$ 27.51	$ 29.51	$ 26.89
Income from Investment Operations
Net investment income (loss) B	.65E	.49	.47	.58F	.42
Net realized and unrealized gain (loss)	.28	6.90	1.63	(1.97)	2.61
Total from investment operations	.93	7.39	2.10	(1.39)	3.03
Distributions from net investment income	(.37)	(.51)	(.55)	(.53)	(.41)
Distributions from net realized gain	(.23)	(.07)	-	(.08)	-
Total distributions	(.60)	(.58)	(.55)	(.61)	(.41)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 36.20	$ 35.87	$ 29.06	$ 27.51	$ 29.51
Total Return A	2.63%	25.86%	7.86%	(4.87)%	11.33%
Ratios to Average Net Assets C, G
Expenses before reductions	.80%	.80%	.84%	.73%	.79%
Expenses net of fee waivers, if any	.80%	.80%	.84%	.72%	.79%
Expenses net of all reductions	.79%	.78%	.83%	.70%	.77%
Net investment income (loss)	1.78% E	1.52%	1.70%	1.95% F	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,134,431	$ 11,541,599	$ 8,885,304	$ 8,115,192	$ 7,697,405
Portfolio turnover rate D	39% I	52%	35%	45%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,148,134,098
Gross unrealized depreciation	(742,270,563)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,405,863,535

Tax Cost	$ 20,716,421,497

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 277,025,430
Undistributed long-term capital gain	$ 623,983,375
Net unrealized appreciation (depreciation)	$ 4,404,216,513

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 414,762,642	$ 413,000,192

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $7,055,194 and a change in net unrealized appreciation (depreciation) of $(6,276,288) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchase and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $9,976,602,554 and $10,347,285,408, respectively.

Redemptions In-Kind. During the period, 30,859,740 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments, including accrued interest, with a value of $1,132,815,815. The net realized gain of $364,855,078 on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$ 25,453,470.17
Class K	5,387,593.05
	$ 30,841,063

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $29,747 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,229.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $42,710 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,178,001. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,090,755, including $74,455 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $702,805 for the period. In addition,

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $263.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $63,376.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Diversified International	$ 126,517,539	$ 204,367,616
Class K	119,166,501	157,124,331
Total	$ 245,684,040	$ 361,491,947
From net realized gain
Diversified International	$ 93,097,870	$ 30,475,866
Class K	75,980,732	21,032,379
Total	$ 169,078,602	$ 51,508,245

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Diversified International
Shares sold	63,463,792	63,290,634	$ 2,320,618,859	$ 2,024,488,853
Reinvestment of distributions	5,837,698	7,563,286	207,822,041	222,133,713
Shares redeemed	(90,929,350)	(125,225,694)	(3,326,061,359)	(3,964,590,272)
Net increase (decrease)	(21,627,860)	(54,371,774)	$ (797,620,459)	$ (1,717,967,706)
Class K
Shares sold	73,871,959	76,686,079	$ 2,700,737,555	$ 2,416,468,280
Reinvestment of distributions	5,492,463	6,076,286	195,147,232	178,156,710
Shares redeemed	(93,499,195) A	(66,739,141)	(3,423,030,124) A	(2,120,824,766)
Net increase (decrease)	(14,134,773)	16,023,224	$ (527,145,337)	$ 473,800,224

A Amount includes in-kind redemptions (see Note:5 Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Fidelity International Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Actual	1.14%	$ 1,000.00	$ 1,030.50	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity International Capital Appreciation Fund	6.55%	11.22%	6.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Capital Appreciation Fund on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Fidelity International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. The MSCI EAFE Index, representing non-U.S. developed markets, returned -0.48% for the year, driven partly by late-period concern that the eurozone could slip into deflation. The MSCI Emerging Markets Index returned 0.98% for the year, held back for much of the period by concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® International Capital Appreciation Fund: For the year, the fund returned 6.55%, handily beating the 0.18% gain of the MSCI ACWI (All Country World Index) ex USA Index. Versus this index, the fund's significant non-index exposure to the United States bolstered performance, as did its positioning in emerging markets, especially India and China. Bitauto Holdings, a Chinese automotive website provider that I sold, was the fund's top relative contributor. Other contributors from China's e-commerce industry were Baidu and Alibaba Group. Two India-based contributors were Amara Raja Batteries and Axis Bank. Elsewhere, our stake in Ireland's Shire Pharmaceuticals benefited from a buyout offer from U.S. drug company AbbVie. I sold Shire before the deal fell apart in October and subsequently bought it back at a considerably lower price. Conversely, not owning two strong-performing, large-capitalization drugs stocks in the index, Switzerland's Novartis and U.K.-based AstraZeneca, weighed on relative performance. Russian Internet search firm Yandex also detracted, mainly due to a plunging ruble. Not knowing how to quantify our risk here, I sold this stock. Most of the stocks mentioned in this report were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Capital Appreciation Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America*	17.0%
United Kingdom	15.0%
Japan	7.4%
India	5.6%
France	5.5%
Germany	4.8%
Australia	4.0%
Switzerland	3.9%
Canada	3.7%
Other	33.1%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United States of America*	17.5%
United Kingdom	16.1%
Japan	10.1%
Germany	5.7%
France	5.3%
Canada	3.6%
Australia	3.1%
Cayman Islands	3.0%
Switzerland	3.0%
Other	32.6%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.5	0.9
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA sponsored ADR (Switzerland, Food Products)	1.6	0.0
Bayer AG (Germany, Pharmaceuticals)	1.0	0.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	0.9	0.8
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	0.8	0.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	0.8	0.7
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	0.8	0.6
Diageo PLC sponsored ADR (United Kingdom, Beverages)	0.7	0.7
AIA Group Ltd. (Hong Kong, Insurance)	0.7	0.6
Naspers Ltd. Class N (South Africa, Media)	0.7	0.6
Prudential PLC (United Kingdom, Insurance)	0.7	0.6
	8.7
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.1	22.9
Industrials	18.3	20.9
Financials	14.8	10.4
Health Care	12.0	12.8
Materials	11.1	6.6
Information Technology	10.9	13.2
Consumer Staples	9.2	10.1
Energy	0.7	0.6
Telecommunication Services	0.4	1.6

Annual Report

Fidelity International Capital Appreciation Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 4.0%
Amcor Ltd.	454,647	$ 4,722,348
Carsales.com Ltd.	584,548	5,516,012
CSL Ltd.	88,013	6,213,976
DuluxGroup Ltd.	978,287	4,623,263
Ramsay Health Care Ltd.	90,481	4,182,790
realestate.com.au Ltd.	135,762	5,436,064
SEEK Ltd.	353,906	5,193,530
Sydney Airport unit	1,270,204	4,938,216
Transurban Group unit	742,072	5,314,650
TOTAL AUSTRALIA		46,140,849
Bailiwick of Jersey - 1.6%
Experian PLC	341,768	5,131,026
Shire PLC	107,500	7,212,920
WPP PLC	291,900	5,701,580
TOTAL BAILIWICK OF JERSEY		18,045,526
Belgium - 1.0%
Anheuser-Busch InBev SA NV	79,859	8,855,916
Arseus NV	51,112	2,043,227
TOTAL BELGIUM		10,899,143
Bermuda - 0.8%
Credicorp Ltd. (United States)	26,160	4,211,760
Invesco Ltd.	115,572	4,677,199
TOTAL BERMUDA		8,888,959
Brazil - 2.0%
BB Seguridade Participacoes SA	360,400	4,808,436
Cielo SA	291,600	4,788,411
Kroton Educacional SA	738,500	5,263,292
Qualicorp SA (a)	418,400	4,255,087
Ultrapar Participacoes SA	193,300	4,216,419
TOTAL BRAZIL		23,331,645
British Virgin Islands - 0.7%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	158,130	3,833,071
Michael Kors Holdings Ltd. (a)	52,000	4,086,680
TOTAL BRITISH VIRGIN ISLANDS		7,919,751
Canada - 3.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	139,500	4,734,373
AutoCanada, Inc.	63,500	3,526,995
Canadian National Railway Co.	108,400	7,642,486
Canadian Pacific Railway Ltd.	31,007	6,449,555
CI Financial Corp.	150,000	4,361,386
Constellation Software, Inc.	15,400	4,338,317
Jean Coutu Group, Inc. Class A (sub. vtg.) (d)	177,300	4,064,977

	Shares	Value
PrairieSky Royalty Ltd. (d)	117,600	$ 3,620,709
Stantec, Inc.	64,400	4,080,390
TOTAL CANADA		42,819,188
Cayman Islands - 2.6%
Alibaba Group Holding Ltd. sponsored ADR	51,300	5,058,180
Baidu.com, Inc. sponsored ADR (a)	19,900	4,751,523
Melco Crown Entertainment Ltd. sponsored ADR	193,730	5,257,832
Sands China Ltd.	898,200	5,602,173
Tencent Holdings Ltd.	543,400	8,733,673
TOTAL CAYMAN ISLANDS		29,403,381
Denmark - 1.5%
Novo Nordisk A/S Series B sponsored ADR	211,190	9,541,564
Topdanmark A/S (a)	128,400	4,085,798
Tryg A/S	37,000	3,999,327
TOTAL DENMARK		17,626,689
Egypt - 0.4%
Commercial International Bank SAE sponsored GDR	644,600	4,383,280
Finland - 0.9%
Kone Oyj (B Shares) (d)	113,600	4,882,874
Sampo Oyj (A Shares)	124,300	5,945,609
TOTAL FINLAND		10,828,483
France - 5.5%
Air Liquide SA	56,091	6,765,455
Bureau Veritas SA	196,390	4,855,674
Christian Dior SA	34,649	6,128,789
Dassault Systemes SA	69,804	4,423,605
Essilor International SA	49,010	5,410,827
Ingenico SA	44,555	4,437,136
L'Oreal SA	37,300	5,847,486
Pernod Ricard SA	41,300	4,700,915
Publicis Groupe SA (a)	74,307	5,146,622
Safran SA	82,900	5,246,250
Sodexo SA	50,800	4,893,546
Zodiac Aerospace	149,080	4,546,255
TOTAL FRANCE		62,402,560
Germany - 4.4%
Axel Springer Verlag AG	79,630	4,369,731
Bayer AG	78,500	11,160,335
CTS Eventim AG	171,038	4,509,635
Fresenius SE & Co. KGaA	99,300	5,108,171
Henkel AG & Co. KGaA	61,389	5,578,167
Linde AG	32,600	6,011,473
ProSiebenSat.1 Media AG	125,760	5,067,504
Common Stocks - continued
	Shares	Value
Germany - continued
Symrise AG	75,500	$ 4,245,751
Wirecard AG	123,300	4,412,130
TOTAL GERMANY		50,462,897
Hong Kong - 1.2%
AIA Group Ltd.	1,421,600	7,933,132
Galaxy Entertainment Group Ltd.	801,000	5,477,157
TOTAL HONG KONG		13,410,289
India - 5.6%
Amara Raja Batteries Ltd. (a)	402,955	4,299,359
Axis Bank Ltd. (a)	669,001	4,930,692
Exide Industries Ltd.	1,629,192	4,176,966
GlaxoSmithKline Consumer Healthcare Ltd.	42,844	3,857,709
Grasim Industries Ltd. sponsored GDR	71,889	4,121,396
HDFC Bank Ltd.	304,777	4,942,068
Housing Development Finance Corp. Ltd.	334,857	6,030,519
ICICI Bank Ltd. (a)	190,985	5,071,989
ITC Ltd. (a)	760,996	4,400,009
Larsen & Toubro Ltd. (a)	199,824	5,385,103
LIC Housing Finance Ltd.	842,088	4,958,838
Sun Pharmaceutical Industries Ltd.	297,936	4,100,148
Sun TV Ltd.	797,463	4,241,143
Titan Co. Ltd. (a)	598,440	3,931,134
TOTAL INDIA		64,447,073
Indonesia - 2.8%
PT ACE Hardware Indonesia Tbk	65,961,000	4,427,153
PT Bank Central Asia Tbk	4,293,700	4,635,225
PT Bank Rakyat Indonesia Tbk	5,432,800	4,978,597
PT Global Mediacom Tbk	28,882,900	4,687,711
PT Indocement Tunggal Prakarsa Tbk	2,502,100	4,959,126
PT Semen Gresik (Persero) Tbk	3,612,500	4,745,210
PT Surya Citra Media Tbk	14,404,300	4,032,042
TOTAL INDONESIA		32,465,064
Ireland - 2.3%
Actavis PLC (a)	19,465	4,724,934
Allegion PLC	80,600	4,279,054
Jazz Pharmaceuticals PLC (a)	23,400	3,950,856
Kerry Group PLC Class A	69,500	4,719,620
Mallinckrodt PLC (a)	45,600	4,203,408
Perrigo Co. PLC	27,178	4,387,888
TOTAL IRELAND		26,265,760
Italy - 0.3%
Azimut Holding SpA	167,728	3,917,911
Japan - 7.4%
Astellas Pharma, Inc.	380,700	5,908,653
Daikin Industries Ltd.	86,160	5,385,697
Daito Trust Construction Co. Ltd.	32,200	4,012,146

	Shares	Value
Dentsu, Inc.	138,200	$ 5,138,209
Fuji Heavy Industries Ltd.	158,300	5,268,722
Hoya Corp.	154,100	5,453,112
Kansai Paint Co. Ltd.	332,000	5,075,132
Keyence Corp.	10,570	5,122,039
Misumi Group, Inc.	164,900	5,203,235
Nippon Paint Holdings Co. Ltd.	210,000	4,768,542
OBIC Co. Ltd.	115,700	4,130,380
Olympus Corp. (a)	131,100	4,707,156
OMRON Corp.	117,830	5,577,444
Recruit Holdings Co. Ltd. (a)	143,900	4,918,293
SK Kaken Co. Ltd.	52,870	4,046,276
SMC Corp.	16,000	4,538,135
Suzuki Motor Corp.	166,500	5,580,832
TOTAL JAPAN		84,834,003
Kenya - 0.7%
Kenya Commercial Bank Ltd.	6,747,100	4,148,580
Safaricom Ltd.	31,340,900	4,274,555
TOTAL KENYA		8,423,135
Korea (South) - 0.8%
Coway Co. Ltd.	53,546	4,066,614
NAVER Corp.	7,044	4,943,181
TOTAL KOREA (SOUTH)		9,009,795
Luxembourg - 0.9%
Altice SA	84,530	5,263,601
Eurofins Scientific SA	20,300	5,129,763
TOTAL LUXEMBOURG		10,393,364
Mexico - 2.2%
Banregio Grupo Financiero S.A.B. de CV	649,200	3,754,549
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	47,610	4,581,986
Grupo Aeroportuario del Pacifico SA de CV Series B	570,700	3,882,858
Grupo Aeroportuario Norte S.A.B. de CV	767,900	3,825,743
Grupo Televisa SA de CV (CPO) sponsored ADR	142,900	5,164,406
Megacable Holdings S.A.B. de CV unit	746,300	3,418,862
TOTAL MEXICO		24,628,404
Netherlands - 0.9%
IMCD Group BV	149,100	4,110,583
Reed Elsevier NV	274,798	6,324,229
TOTAL NETHERLANDS		10,434,812
Nigeria - 0.7%
Dangote Cement PLC	3,080,537	3,998,282
Guaranty Trust Bank PLC	24,998,331	3,772,764
TOTAL NIGERIA		7,771,046
Common Stocks - continued
	Shares	Value
Norway - 0.8%
Gjensidige Forsikring ASA (d)	220,900	$ 4,011,927
Schibsted ASA (B Shares)	90,960	4,813,027
TOTAL NORWAY		8,824,954
Philippines - 1.4%
Alliance Global Group, Inc.	8,001,000	4,500,239
GT Capital Holdings, Inc.	171,970	3,864,070
SM Investments Corp.	238,733	4,160,075
SM Prime Holdings, Inc.	10,170,300	3,953,473
TOTAL PHILIPPINES		16,477,857
Russia - 0.4%
Magnit OJSC GDR (Reg. S)	73,235	4,906,745
South Africa - 1.5%
Aspen Pharmacare Holdings Ltd.	129,700	4,626,503
Life Healthcare Group Holdings Ltd.	1,156,169	4,371,110
Naspers Ltd. Class N	62,070	7,724,542
TOTAL SOUTH AFRICA		16,722,155
Spain - 0.9%
Amadeus IT Holding SA Class A	152,600	5,603,059
Grifols SA ADR	145,860	5,161,985
TOTAL SPAIN		10,765,044
Sweden - 2.2%
ASSA ABLOY AB (B Shares)	98,324	5,207,711
Atlas Copco AB (A Shares)	200,300	5,780,480
Elekta AB (B Shares)	474,700	4,860,048
Hexagon AB (B Shares)	145,130	4,884,083
HEXPOL AB (B Shares)	54,800	4,846,110
TOTAL SWEDEN		25,578,432
Switzerland - 3.9%
Compagnie Financiere Richemont SA Series A	89,813	7,556,371
Givaudan SA	2,690	4,481,702
Nestle SA sponsored ADR	246,460	18,072,907
Partners Group Holding AG	17,510	4,654,350
SGS SA (Reg.)	2,279	5,002,596
Sika AG (Bearer)	1,340	4,777,010
TOTAL SWITZERLAND		44,544,936
Thailand - 0.8%
Airports of Thailand PCL (For. Reg.)	551,000	4,092,997
Kasikornbank PCL (For. Reg.)	619,500	4,486,889
TOTAL THAILAND		8,579,886
Turkey - 0.4%
TAV Havalimanlari Holding A/S	530,000	4,447,169
United Kingdom - 15.0%
Aberdeen Asset Management PLC	701,600	4,870,997
Al Noor Hospitals Group PLC	261,800	4,267,587
Aon PLC	52,930	4,551,980

	Shares	Value
Ashtead Group PLC	300,260	$ 5,014,603
Berendsen PLC	284,400	4,595,042
Berkeley Group Holdings PLC	112,000	4,084,994
British American Tobacco PLC (United Kingdom)	179,767	10,188,761
Bunzl PLC	177,542	4,814,036
Burberry Group PLC	197,700	4,841,951
Capita Group PLC	274,600	4,818,875
Compass Group PLC	360,676	5,804,352
Diageo PLC sponsored ADR	69,364	8,182,871
Diploma PLC	391,098	4,351,323
Elementis PLC	1,091,500	4,607,885
Essentra PLC	426,300	4,681,601
Halma PLC	471,300	4,697,038
Howden Joinery Group PLC	813,590	4,455,034
InterContinental Hotel Group PLC	123,500	4,691,161
Intertek Group PLC	106,950	4,657,013
ITV PLC	1,442,246	4,683,537
Johnson Matthey PLC	102,694	4,885,675
London Stock Exchange Group PLC	157,054	5,062,472
Persimmon PLC	193,200	4,521,578
Prudential PLC	333,368	7,719,479
Reckitt Benckiser Group PLC	82,130	6,897,626
Rightmove PLC	132,954	4,487,685
SABMiller PLC	119,130	6,717,672
Schroders PLC	117,104	4,516,557
St. James's Place Capital PLC	423,976	5,052,846
Standard Life PLC	744,166	4,686,772
The Restaurant Group PLC	411,885	4,457,407
Whitbread PLC	79,804	5,571,190
Zoopla Property Group PLC	1,246,143	4,130,439
TOTAL UNITED KINGDOM		171,568,039
United States of America - 15.5%
A.O. Smith Corp.	81,530	4,349,626
Affiliated Managers Group, Inc. (a)	23,900	4,774,981
AMETEK, Inc.	84,360	4,399,374
Amphenol Corp. Class A	85,692	4,334,301
AutoZone, Inc. (a)	7,850	4,345,132
Ball Corp.	67,400	4,342,582
Biogen Idec, Inc. (a)	13,200	4,238,256
Danaher Corp.	55,131	4,432,532
Domino's Pizza, Inc.	43,230	3,838,392
Ecolab, Inc.	42,620	4,740,623
Fidelity National Information Services, Inc.	74,230	4,334,290
Fiserv, Inc. (a)	56,755	3,943,337
Gartner, Inc. Class A (a)	49,700	4,011,287
Google, Inc. Class C (a)	8,253	4,614,087
Home Depot, Inc.	42,000	4,095,840
International Flavors & Fragrances, Inc.	42,800	4,243,620
Kansas City Southern	34,850	4,279,232
Las Vegas Sands Corp.	87,386	5,440,652
MasterCard, Inc. Class A	57,630	4,826,513
Common Stocks - continued
	Shares	Value
United States of America - continued
McGraw Hill Financial, Inc.	50,915	$ 4,606,789
McKesson Corp.	23,000	4,678,430
Mettler-Toledo International, Inc. (a)	17,700	4,574,919
Moody's Corp.	40,040	3,973,169
NIKE, Inc. Class B	41,430	3,851,747
Pall Corp.	47,800	4,369,876
PPG Industries, Inc.	22,303	4,542,898
Praxair, Inc.	35,600	4,485,244
priceline.com, Inc. (a)	4,163	5,021,452
Roper Industries, Inc.	27,600	4,369,080
Sherwin-Williams Co.	19,460	4,467,238
The Walt Disney Co.	46,067	4,209,602
Thermo Fisher Scientific, Inc.	37,200	4,373,604
TransDigm Group, Inc.	25,000	4,675,750
Union Pacific Corp.	42,600	4,960,770
United Technologies Corp.	42,308	4,526,956
Valspar Corp.	54,200	4,453,072
Verisk Analytics, Inc. (a)	68,530	4,272,846
Visa, Inc. Class A	21,030	5,077,273
W.R. Grace & Co. (a)	48,000	4,540,800
Wyndham Worldwide Corp.	56,930	4,421,753
TOTAL UNITED STATES OF AMERICA		178,037,925
TOTAL COMMON STOCKS (Cost $992,479,599)		1,119,606,149
Nonconvertible Preferred Stocks - 0.8%

Colombia - 0.4%
Grupo Aval Acciones y Valores SA	5,803,363	3,934,722

	Shares	Value
Germany - 0.4%
Sartorius AG (non-vtg.)	41,744	$ 4,551,100
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $8,405,474)		8,485,822
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.11% (b)	20,887,549	20,887,549
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	9,961,464	9,961,464
TOTAL MONEY MARKET FUNDS (Cost $30,849,013)		30,849,013
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,031,734,086)		1,158,940,984
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(13,196,992)
NET ASSETS - 100%		$ 1,145,743,992
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,114
Fidelity Securities Lending Cash Central Fund	286,820
Total	$ 293,934
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 239,106,623	$ 170,714,576	$ 68,392,047	$ -
Consumer Staples	106,307,740	79,005,345	27,302,395	-
Energy	7,837,128	7,837,128	-	-
Financials	174,281,278	106,764,161	67,517,117	-
Health Care	137,945,245	105,619,602	32,325,643	-
Industrials	206,076,584	148,147,055	57,929,529	-
Information Technology	125,973,921	91,441,261	34,532,660	-
Materials	126,288,897	93,349,000	32,939,897	-
Telecommunication Services	4,274,555	4,274,555	-	-
Money Market Funds	30,849,013	30,849,013	-	-
Total Investments in Securities:	$ 1,158,940,984	$ 838,001,696	$ 320,939,288	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 79,522,828
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $9,464,788) - See accompanying schedule: Unaffiliated issuers (cost $1,000,885,073)	$ 1,128,091,971
Fidelity Central Funds (cost $30,849,013)	30,849,013
Total Investments (cost $1,031,734,086)		$ 1,158,940,984
Foreign currency held at value (cost $961,050)		961,050
Receivable for investments sold		14,467,387
Receivable for fund shares sold		1,958,006
Dividends receivable		1,558,600
Distributions receivable from Fidelity Central Funds		5,665
Prepaid expenses		3,232
Other receivables		269,460
Total assets		1,178,164,384

Liabilities
Payable for investments purchased	$ 20,282,634
Payable for fund shares redeemed	361,794
Accrued management fee	754,093
Other affiliated payables	210,921
Other payables and accrued expenses	849,486
Collateral on securities loaned, at value	9,961,464
Total liabilities		32,420,392

Net Assets		$ 1,145,743,992
Net Assets consist of:
Paid in capital		$ 961,246,767
Undistributed net investment income		6,223,439
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		51,829,698
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		126,444,088
Net Assets, for 66,548,237 shares outstanding		$ 1,145,743,992
Net Asset Value, offering price and redemption price per share ($1,145,743,992 ÷ 66,548,237 shares)		$ 17.22

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 20,103,777
Interest		7
Income from Fidelity Central Funds		293,934
Income before foreign taxes withheld		20,397,718
Less foreign taxes withheld		(1,406,788)
Total income		18,990,930

Expenses
Management fee Basic fee	$ 7,056,989
Performance adjustment	1,550,155
Transfer agent fees	1,959,357
Accounting and security lending fees	473,142
Custodian fees and expenses	369,783
Independent trustees' compensation	4,136
Registration fees	37,321
Audit	79,896
Legal	3,532
Interest	831
Miscellaneous	7,606
Total expenses before reductions	11,542,748
Expense reductions	(69,577)	11,473,171
Net investment income (loss)		7,517,759
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $565,705)	86,742,184
Foreign currency transactions	(371,705)
Total net realized gain (loss)		86,370,479
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $199,982)	(27,509,904)
Assets and liabilities in foreign currencies	13,188
Total change in net unrealized appreciation (depreciation)		(27,496,716)
Net gain (loss)		58,873,763
Net increase (decrease) in net assets resulting from operations		$ 66,391,522

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,517,759	$ 7,456,295
Net realized gain (loss)	86,370,479	111,801,726
Change in net unrealized appreciation (depreciation)	(27,496,716)	70,487,474
Net increase (decrease) in net assets resulting from operations	66,391,522	189,745,495
Distributions to shareholders from net investment income	(6,875,229)	(7,093,102)
Share transactions Proceeds from sales of shares	277,015,834	194,490,297
Reinvestment of distributions	5,201,557	5,286,278
Cost of shares redeemed	(135,947,685)	(173,012,679)
Net increase (decrease) in net assets resulting from share transactions	146,269,706	26,763,896
Redemption fees	12,815	13,934
Total increase (decrease) in net assets	205,798,814	209,430,223

Net Assets
Beginning of period	939,945,178	730,514,955
End of period (including undistributed net investment income of $6,223,439 and undistributed net investment income of $6,652,288, respectively)	$ 1,145,743,992	$ 939,945,178
Other Information Shares
Sold	16,581,689	13,452,087
Issued in reinvestment of distributions	321,879	389,022
Redeemed	(8,102,392)	(11,788,439)
Net increase (decrease)	8,801,176	2,052,670

Financial Highlights

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 16.28	$ 13.12	$ 11.89	$ 12.63	$ 10.78
Income from Investment Operations
Net investment income (loss) B	.13	.13	.12	.13E	.12
Net realized and unrealized gain (loss)	.93	3.16	1.24	(.62)	1.92
Total from investment operations	1.06	3.29	1.36	(.49)	2.04
Distributions from net investment income	(.12)	(.13)	(.12)	(.15)	(.07)
Distributions from net realized gain	-	-	(.01)	(.10)	(.12)
Total distributions	(.12)	(.13)	(.13)	(.25)	(.19)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 17.22	$ 16.28	$ 13.12	$ 11.89	$ 12.63
Total Return A	6.55%	25.24%	11.57%	(4.03)%	19.12%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.14%	1.17%	1.22%	1.16%	1.04%
Expenses net of fee waivers, if any	1.14%	1.17%	1.22%	1.16%	1.04%
Expenses net of all reductions	1.14%	1.12%	1.19%	1.09%	.87%
Net investment income (loss)	.74%	.87%	1.01%	1.02% E	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,145,744	$ 939,945	$ 730,515	$ 555,568	$ 627,129
Portfolio turnover rate D	178%	136%	127%	254%	480%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .78%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 147,429,628
Gross unrealized depreciation	(23,391,757)
Net unrealized appreciation (depreciation) on securities and other investments	$ 124,037,871
Tax Cost	$ 1,034,903,113

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,223,451
Undistributed long-term capital gain	$ 54,998,726
Net unrealized appreciation (depreciation)	$ 123,951,018

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 6,875,229	$ 7,093,102

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,925,726,407 and $1,792,045,038, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,902 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,129,304.31%		$ 831

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,601 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $286,820. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $64,673 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,904.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 14% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Capital Appreciation Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Overseas	1.02%
Actual		$ 1,000.00	$ 954.50	$ 5.02
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Class K	.88%
Actual		$ 1,000.00	$ 955.10	$ 4.34
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas Fund	1.27%	7.48%	5.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund, a class of the fund, on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Fidelity Overseas Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Vincent Montemaggiore, Portfolio Manager of Fidelity® Overseas Fund: For the year, the fund's Retail Class shares returned 1.27%, outpacing the -0.48% return of the MSCI EAFE Index. Versus the index, I had particular success in finding stocks of good quality at attractive valuations in the United Kingdom. Stock selection in index components Ireland and Germany also added value. The fund further benefited from out-of-benchmark exposure to the United States averaging roughly 5% of its net assets. Dublin-based specialty biopharmaceutical holding Shire - which I bought during the period, sold at a profit and bought back again after merger talks with AbbVie fell through - was the fund's top relative contributor. Other contributors included an out-of-benchmark stake in Dublin's Greencore Group, the largest supplier of convenience food in Ireland and the U.K., and Canada-based Constellation Software, another non-index position. I sold Greencore Group by period end. Conversely, relative performance was hampered by not owning two large-cap drug stocks in the index, Switzerland's Novartis and U.K.-based AstraZeneca, given the solid double-digit gain of both stocks. Overweighting German athletic shoemaker adidas also weighed on our relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United Kingdom	23.0%
Japan	18.6%
Switzerland	8.6%
Germany	8.3%
United States of America*	8.2%
France	6.0%
Sweden	4.7%
Australia	4.0%
Bailiwick of Jersey	3.2%
Other	15.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United Kingdom	21.6%
Japan	16.3%
Germany	10.4%
Switzerland	8.7%
United States of America*	8.1%
France	8.0%
Sweden	3.9%
Bailiwick of Jersey	3.2%
Australia	3.1%
Other	16.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.6	96.8
Short-Term Investments and Net Other Assets (Liabilities)	4.4	3.2
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.4	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.4	2.2
Bayer AG (Germany, Pharmaceuticals)	1.8	1.6
Sanofi SA (France, Pharmaceuticals)	1.4	1.6
Total SA (France, Oil, Gas & Consumable Fuels)	1.4	1.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.2
Prudential PLC (United Kingdom, Insurance)	1.3	1.1
Diageo PLC (United Kingdom, Beverages)	1.3	1.1
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.2	1.1
Lloyds Banking Group PLC (United Kingdom, Banks)	1.2	0.0
	15.8
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.1	18.1
Health Care	15.3	13.9
Consumer Discretionary	14.7	17.4
Consumer Staples	13.1	11.5
Industrials	11.1	14.4
Information Technology	9.9	7.8
Materials	5.9	7.1
Telecommunication Services	3.2	3.3
Energy	2.3	3.3

Annual Report

Fidelity Overseas Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
Australia - 4.0%
Ansell Ltd.	516,634	$ 9,062,091
Asaleo Care Ltd. (a)	7,865,211	14,048,818
Australia & New Zealand Banking Group Ltd.	1,343,842	39,765,063
BHP Billiton Ltd.	789,551	23,620,882
Flight Centre Travel Group Ltd. (d)	446,885	16,581,581
Life Healthcare Group Ltd.	1,346,638	2,696,304
Spotless Group Holdings Ltd. (d)	10,897,843	18,438,998
Super Cheap Auto Group Ltd.	1,529,550	9,924,976
TOTAL AUSTRALIA		134,138,713
Austria - 0.4%
Andritz AG	273,000	13,178,075
Bailiwick of Jersey - 3.2%
Delphi Automotive PLC	228,100	15,734,338
Experian PLC	1,417,400	21,279,688
Regus PLC	4,487,870	14,164,652
Shire PLC	351,900	23,611,409
WPP PLC	1,714,533	33,489,369
TOTAL BAILIWICK OF JERSEY		108,279,456
Belgium - 2.5%
Anheuser-Busch InBev SA NV	412,412	45,734,182
Arseus NV	113,200	4,525,225
KBC Groupe SA (a)	646,531	34,636,064
TOTAL BELGIUM		84,895,471
Bermuda - 0.2%
Travelport Worldwide Ltd.	423,600	6,121,020
Canada - 1.2%
CGI Group, Inc. Class A (sub. vtg.) (a)	507,700	17,428,608
Constellation Software, Inc.	79,800	22,480,369
TOTAL CANADA		39,908,977
Cayman Islands - 0.7%
Lifestyle International Holdings Ltd.	5,203,500	9,885,654
Shenzhou International Group Holdings Ltd.	4,292,000	14,817,909
TOTAL CAYMAN ISLANDS		24,703,563
Denmark - 0.8%
Novo Nordisk A/S Series B	338,400	15,296,601
Vestas Wind Systems A/S (a)	318,500	10,660,460
TOTAL DENMARK		25,957,061
Finland - 0.0%
Sanitec Corp.	11,805	151,476
France - 6.0%
ALTEN	254,700	10,890,330
AXA SA	1,072,200	24,736,181
BIC SA	121,700	15,170,006
Christian Dior SA	118,597	20,977,689
Kering SA	89,600	17,285,851

	Shares	Value
Sanofi SA	535,448	$ 48,586,604
Sodexo SA	194,000	18,687,950
Total SA	768,400	45,876,019
TOTAL FRANCE		202,210,630
Germany - 6.3%
adidas AG	321,700	23,402,181
Bayer AG	433,097	61,573,343
CompuGroup Medical AG	462,500	10,606,348
Continental AG	99,100	19,453,919
Deutsche Post AG	910,908	28,600,392
Fresenius SE & Co. KGaA	638,000	32,819,873
GEA Group AG	436,410	20,068,025
Gerry Weber International AG (Bearer)	382,600	15,356,950
TOTAL GERMANY		211,881,031
Ireland - 2.6%
Accenture PLC Class A	182,900	14,836,848
Actavis PLC (a)	79,600	19,322,104
DCC PLC (United Kingdom)	307,600	17,192,846
Kerry Group PLC Class A	380,864	25,863,788
United Drug PLC (United Kingdom)	2,088,200	10,996,905
TOTAL IRELAND		88,212,491
Israel - 0.9%
Teva Pharmaceutical Industries Ltd. sponsored ADR	526,100	29,708,867
Italy - 0.9%
Pirelli & C. SpA	1,232,400	16,494,000
World Duty Free SpA (a)	1,588,257	13,444,640
TOTAL ITALY		29,938,640
Japan - 18.6%
ACOM Co. Ltd. (a)(d)	2,790,000	9,299,762
Aozora Bank Ltd.	3,308,000	11,627,318
Arc Land Sakamoto Co. Ltd.	472,300	10,529,049
Astellas Pharma, Inc.	2,305,400	35,780,954
Broadleaf Co. Ltd.	534,600	8,449,435
Daikin Industries Ltd.	238,800	14,926,931
Dentsu, Inc.	471,900	17,545,013
Don Quijote Holdings Co. Ltd.	312,300	18,711,737
Fukuda Denshi Co. Ltd.	131,500	6,730,305
GMO Internet, Inc.	1,718,900	14,432,714
Honda Motor Co. Ltd. sponsored ADR	423,600	13,606,032
Hoya Corp.	850,400	30,092,970
Japan Tobacco, Inc.	950,400	32,426,750
KDDI Corp.	427,200	28,053,992
Keyence Corp.	76,890	37,259,562
Leopalace21 Corp. (a)	1,970,100	12,339,634
Makita Corp.	265,800	14,884,560
Meitec Corp.	382,300	11,988,526
Miraca Holdings, Inc.	314,800	13,215,132
Misumi Group, Inc.	462,900	14,606,292
Nakanishi, Inc.	324,100	11,084,167
Common Stocks - continued
	Shares	Value
Japan - continued
NGK Spark Plug Co. Ltd.	666,300	$ 17,377,449
Nitori Holdings Co. Ltd.	216,600	13,727,148
OBIC Co. Ltd.	477,300	17,039,155
Olympus Corp. (a)	649,000	23,302,396
OMRON Corp.	576,300	27,278,971
ORIX Corp.	2,153,500	29,891,105
Seven Bank Ltd.	4,713,300	19,684,631
Shinsei Bank Ltd.	8,485,000	19,068,968
Ship Healthcare Holdings, Inc.	485,900	11,373,064
SoftBank Corp.	406,100	29,563,844
Software Service, Inc.	108,400	4,128,167
Sundrug Co. Ltd.	316,300	15,279,687
Tsuruha Holdings, Inc.	365,000	21,549,881
VT Holdings Co. Ltd.	2,386,300	9,424,055
TOTAL JAPAN		626,279,356
Luxembourg - 1.2%
Altice SA	258,129	16,073,441
Eurofins Scientific SA	52,159	13,180,459
Grand City Properties SA (a)(d)	818,700	10,490,379
TOTAL LUXEMBOURG		39,744,279
Netherlands - 1.6%
IMCD Group BV	788,100	21,727,365
ING Groep NV (Certificaten Van Aandelen) (a)	2,174,100	31,133,900
TOTAL NETHERLANDS		52,861,265
New Zealand - 0.4%
EBOS Group Ltd.	1,779,118	13,271,891
Norway - 0.5%
Telenor ASA	821,400	18,461,848
South Africa - 0.2%
EOH Holdings Ltd.	643,400	6,277,813
Spain - 1.3%
Amadeus IT Holding SA Class A	868,800	31,899,986
Criteria CaixaCorp SA	2,450,616	13,361,875
TOTAL SPAIN		45,261,861
Sweden - 4.7%
ASSA ABLOY AB (B Shares)	393,600	20,846,944
HEXPOL AB (B Shares)	199,500	17,642,315
Meda AB (A Shares) (d)	1,194,300	15,688,617
Nordea Bank AB	3,101,600	39,777,296
Svenska Cellulosa AB (SCA) (B Shares)	916,700	20,496,221
Svenska Handelsbanken AB (A Shares)	451,800	21,543,276
Swedbank AB (A Shares)	801,900	21,209,086
TOTAL SWEDEN		157,203,755
Switzerland - 8.6%
Aryzta AG	259,501	22,075,723
Clariant AG (Reg.)	1,013,930	17,651,434
Nestle SA	1,123,314	82,377,270

	Shares	Value
Roche Holding AG (participation certificate)	274,305	$ 80,947,854
SGS SA (Reg.)	10,930	23,992,267
Syngenta AG (Switzerland)	81,373	25,165,219
UBS AG	2,076,133	36,100,097
TOTAL SWITZERLAND		288,309,864
United Kingdom - 23.0%
Aberdeen Asset Management PLC	2,742,100	19,037,572
Barclays PLC	7,214,008	27,744,487
BG Group PLC	1,718,400	28,638,908
BHP Billiton PLC	1,086,767	28,078,371
Brit PLC	3,557,900	14,285,847
British American Tobacco PLC (United Kingdom)	733,500	41,573,014
BT Group PLC	5,389,000	31,769,928
Capita Group PLC	1,034,900	18,161,159
Cineworld Group PLC	2,778,900	14,892,111
Close Brothers Group PLC	770,600	18,047,150
Dechra Pharmaceuticals PLC	455,395	5,521,995
Diageo PLC	1,433,885	42,288,696
Diploma PLC	1,681,725	18,710,727
Domino Printing Sciences PLC	1,448,514	13,972,643
Elementis PLC	3,468,800	14,643,915
Essentra PLC	1,218,500	13,381,494
Exova Group Ltd. PLC (a)	1,210,900	3,288,188
Hilton Food Group PLC	1,120,800	6,723,539
Howden Joinery Group	3,203,800	17,543,282
IMI PLC	894,599	17,487,920
ITV PLC	6,317,800	20,516,367
Johnson Matthey PLC	392,300	18,663,703
Lloyds Banking Group PLC (a)	33,453,500	41,311,383
London Stock Exchange Group PLC	992,045	31,977,534
Melrose PLC	4,222,600	17,299,282
Next PLC	244,900	25,249,353
Provident Financial PLC	512,000	17,388,355
Prudential PLC	1,832,644	42,436,757
Reckitt Benckiser Group PLC	442,700	37,179,827
Rolls-Royce Group PLC	1,187,666	16,016,235
Schroders PLC	476,000	18,358,733
Senior Engineering Group PLC	3,173,600	13,580,461
Spectris PLC	466,800	13,456,254
Spirax-Sarco Engineering PLC	341,807	15,583,477
St. James's Place Capital PLC	2,489,805	29,672,911
The Restaurant Group PLC	1,547,700	16,749,164
Vodafone Group PLC	1,150,932	3,827,374
TOTAL UNITED KINGDOM		775,058,116
United States of America - 3.8%
Cognizant Technology Solutions Corp. Class A (a)	302,800	14,791,780
Computer Sciences Corp.	273,700	16,531,480
Fidelity National Information Services, Inc.	346,800	20,249,652
FMC Corp.	288,700	16,556,945
Common Stocks - continued
	Shares	Value
United States of America - continued
McGraw Hill Financial, Inc.	280,100	$ 25,343,448
MSCI, Inc. Class A	309,700	14,450,602
Now, Inc. (d)	43,424	1,305,355
Total System Services, Inc.	568,700	19,216,373
TOTAL UNITED STATES OF AMERICA		128,445,635
TOTAL COMMON STOCKS (Cost $2,820,661,495)		3,150,461,154
Nonconvertible Preferred Stocks - 2.0%

Germany - 2.0%
Henkel AG & Co. KGaA	315,000	31,097,794
Sartorius AG (non-vtg.)	110,094	12,002,894
Volkswagen AG	119,668	25,501,030
TOTAL GERMANY		68,601,718
United Kingdom - 0.0%
Rolls-Royce Group PLC	106,889,940	170,992
Rolls-Royce Group PLC (C Shares)	170,724,844	273,109
TOTAL UNITED KINGDOM		444,101
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $60,828,049)		69,045,819
Money Market Funds - 4.3%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	121,978,606	$ 121,978,606
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	21,264,179	21,264,179
TOTAL MONEY MARKET FUNDS (Cost $143,242,785)		143,242,785
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $3,024,732,329)		3,362,749,758
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,733,954
NET ASSETS - 100%		$ 3,365,483,712
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 96,935
Fidelity Securities Lending Cash Central Fund	1,407,746
Total	$ 1,504,681
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 489,103,258	$ 317,089,318	$ 172,013,940	$ -
Consumer Staples	438,715,190	143,436,892	295,278,298	-
Energy	74,514,927	-	74,514,927	-
Financials	674,719,414	354,316,309	320,403,105	-
Health Care	515,033,569	229,218,521	285,815,048	-
Industrials	382,027,044	307,181,737	74,845,307	-
Information Technology	336,584,943	202,032,136	134,552,807	-
Materials	197,131,643	120,267,171	76,864,472	-
Telecommunication Services	111,676,986	18,461,848	93,215,138	-
Money Market Funds	143,242,784	143,242,784	-	-
Total Investments in Securities:	$ 3,362,749,758	$ 1,835,246,716	$ 1,527,503,042	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:.

Transfers	Total
Level 1 to Level 2	$ 138,564,200
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $20,209,218) - See accompanying schedule: Unaffiliated issuers (cost $2,881,489,544)	$ 3,219,506,973
Fidelity Central Funds (cost $143,242,785)	143,242,785
Total Investments (cost $3,024,732,329)		$ 3,362,749,758
Receivable for investments sold		16,883,015
Receivable for fund shares sold		4,636,301
Dividends receivable		7,744,223
Distributions receivable from Fidelity Central Funds		19,900
Prepaid expenses		12,013
Other receivables		199,441
Total assets		3,392,244,651

Liabilities
Payable for investments purchased	$ 803,413
Payable for fund shares redeemed	1,491,938
Accrued management fee	2,232,230
Other affiliated payables	559,640
Other payables and accrued expenses	409,540
Collateral on securities loaned, at value	21,264,178
Total liabilities		26,760,939

Net Assets		$ 3,365,483,712
Net Assets consist of:
Paid in capital		$ 4,339,175,697
Undistributed net investment income		55,246,578
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,366,682,622)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		337,744,059
Net Assets		$ 3,365,483,712

Overseas: Net Asset Value, offering price and redemption price per share ($2,738,666,618 ÷ 70,183,764 shares)		$ 39.02

Class K: Net Asset Value, offering price and redemption price per share ($626,817,094 ÷ 16,088,881 shares)		$ 38.96

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 79,587,352
Special dividends		18,738,259
Interest		6
Income from Fidelity Central Funds		1,504,681
Income before foreign taxes withheld		99,830,298
Less foreign taxes withheld		(5,933,703)
Total income		93,896,595

Expenses
Management fee Basic fee	$ 21,890,336
Performance adjustment	3,382,741
Transfer agent fees	4,952,081
Accounting and security lending fees	1,361,703
Custodian fees and expenses	287,646
Independent trustees' compensation	12,995
Appreciation in deferred trustee compensation account	90
Registration fees	63,890
Audit	81,506
Legal	26,333
Interest	98
Miscellaneous	19,922
Total expenses before reductions	32,079,341
Expense reductions	(30,769)	32,048,572
Net investment income (loss)		61,848,023
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	128,302,590
Foreign currency transactions	(397,123)
Total net realized gain (loss)		127,905,467
Change in net unrealized appreciation (depreciation) on: Investment securities	(174,296,067)
Assets and liabilities in foreign currencies	(327,028)
Total change in net unrealized appreciation (depreciation)		(174,623,095)
Net gain (loss)		(46,717,628)
Net increase (decrease) in net assets resulting from operations		$ 15,130,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 61,848,023	$ 33,603,374
Net realized gain (loss)	127,905,467	100,140,426
Change in net unrealized appreciation (depreciation)	(174,623,095)	397,761,309
Net increase (decrease) in net assets resulting from operations	15,130,395	531,505,109
Distributions to shareholders from net investment income	(32,103,977)	(46,883,539)
Distributions to shareholders from net realized gain	(10,805,389)	-
Total distributions	(42,909,366)	(46,883,539)
Share transactions - net increase (decrease)	955,824,325	47,557,637
Redemption fees	26,526	23,366
Total increase (decrease) in net assets	928,071,880	532,202,573

Net Assets
Beginning of period	2,437,411,832	1,905,209,259
End of period (including undistributed net investment income of $55,246,578 and undistributed net investment income of $30,599,916, respectively)	$ 3,365,483,712	$ 2,437,411,832

Financial Highlights - Overseas

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.22	$ 31.35	$ 29.28	$ 31.56	$ 30.13
Income from Investment Operations
Net investment income (loss)B	.77 E	.54	.73	.47	.42
Net realized and unrealized gain (loss)	(.28)	8.10	2.19	(2.27)	1.49
Total from investment operations	.49	8.64	2.92	(1.80)	1.91
Distributions from net investment income	(.51)	(.77)	(.83)	(.48)	(.47)
Distributions from net realized gain	(.18)	-	(.02)	-	(.01)
Total distributions	(.69)	(.77)	(.85)	(.48)	(.48)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 39.02	$ 39.22	$ 31.35	$ 29.28	$ 31.56
Total Return A	1.27%	28.17%	10.37%	(5.83)%	6.33%
Ratios to Average Net Assets C, F
Expenses before reductions	1.04%	1.09%	.69%	.73%	.89%
Expenses net of fee waivers, if any	1.04%	1.09%	.69%	.73%	.89%
Expenses net of all reductions	1.04%	1.06%	.67%	.67%	.85%
Net investment income (loss)	1.93% E	1.54%	2.52%	1.44%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,738,667	$ 1,874,922	$ 1,639,725	$ 2,215,717	$ 5,548,689
Portfolio turnover rate D	41%	42%	90%	77%	111%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.17	$ 31.32	$ 29.29	$ 31.59	$ 30.16
Income from Investment Operations
Net investment income (loss) B	.82E	.60	.79	.52	.47
Net realized and unrealized gain (loss)	(.28)	8.08	2.18	(2.27)	1.50
Total from investment operations	.54	8.68	2.97	(1.75)	1.97
Distributions from net investment income	(.58)	(.83)	(.92)	(.55)	(.53)
Distributions from net realized gain	(.18)	-	(.02)	-	(.01)
Total distributions	(.75) H	(.83)	(.94)	(.55)	(.54)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.96	$ 39.17	$ 31.32	$ 29.29	$ 31.59
Total Return A	1.41%	28.37%	10.59%	(5.67)%	6.55%
Ratios to Average Net Assets C, F
Expenses before reductions	.90%	.93%	.51%	.56%	.69%
Expenses net of fee waivers, if any	.90%	.92%	.51%	.55%	.69%
Expenses net of all reductions	.90%	.90%	.48%	.50%	.66%
Net investment income (loss)	2.06% E	1.71%	2.70%	1.61%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 626,817	$ 562,490	$ 265,484	$ 291,323	$ 368,004
Portfolio turnover rate D	41%	42%	90%	77%	111%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.75 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.177 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 469,924,972
Gross unrealized depreciation	(142,157,592)
Net unrealized appreciation (depreciation) on securities and other investments	$ 327,767,380
Tax Cost	$ 3,034,982,378

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 55,490,059
Capital loss carryforward	$ (1,356,432,573)
Net unrealized appreciation (depreciation)	$ 327,503,993

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (416,712,808)
2017	(939,719,765)
Total capital loss carryforward	$ (1,356,432,573)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 42,909,366	$ 46,883,539

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,108,125,694 and $1,265,142,442, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 4,687,499.18
Class K	264,582.05
	$ 4,952,081

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,147 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,596,000.31%		$ 98

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,885.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,857 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,407,746, including $42,868 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17,388 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $13,381.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Overseas	$ 24,366,946	$ 39,514,173
Class K	7,737,031	7,369,366
Total	$ 32,103,977	$ 46,883,539
From net realized gain
Overseas	$ 8,423,730	$ -
Class K	2,381,659	-
Total	$ 10,805,389	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Overseas
Shares sold	31,652,887	4,856,702	$ 1,257,674,661	$ 167,166,517
Reinvestment of distributions	829,932	1,224,483	32,043,709	38,681,419
Shares redeemed	(10,108,288)	(10,572,300)	(404,187,270)	(364,332,964)
Net increase (decrease)	22,374,531	(4,491,115)	$ 885,531,100	$ (158,485,028)
Class K
Shares sold	5,550,150	8,204,154	$ 222,847,172	$ 286,897,852
Reinvestment of distributions	262,825	233,874	10,118,690	7,369,366
Shares redeemed	(4,085,651)	(2,553,449)	(162,672,637)	(88,224,553)
Net increase (decrease)	1,727,324	5,884,579	$ 70,293,225	$ 206,042,665

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

In addition, at the end of the period Strategic Advisers International Fund was the owner of record of approximately 20% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.26%
Actual		$ 1,000.00	$ 1,024.10	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.41
Class T	1.53%
Actual		$ 1,000.00	$ 1,023.40	$ 7.80
HypotheticalA		$ 1,000.00	$ 1,017.49	$ 7.78
Class B	2.03%
Actual		$ 1,000.00	$ 1,020.70	$ 10.34
HypotheticalA		$ 1,000.00	$ 1,014.97	$ 10.31
Class C	1.99%
Actual		$ 1,000.00	$ 1,020.70	$ 10.14
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Worldwide	.92%
Actual		$ 1,000.00	$ 1,025.90	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,026.10	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide Fund	6.64%	13.27%	8.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund, a class of the fund, on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Annual Report

Fidelity Worldwide Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. The MSCI EAFE Index, representing non-U.S. developed markets, returned -0.48% for the year, driven partly by late-period concern that the eurozone could slip into deflation. The MSCI Emerging Markets Index returned 0.98% for the year, held back for much of the period by concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the year, the fund's Retail Class shares returned 6.64%, lagging the 9.10% gain of the MSCI World Index. The fund targeted companies with above-average earnings growth and reasonable share prices. Security selection in the U.S., largely in energy, hurt relative performance the most. Individual detractors included natural gas-focused producer and top-10 holding Cabot Oil & Gas, which saw its stock decline as pipeline capacity constraints pressured pricing. An investment in oil producer Range Resources fell as crude oil prices slid, and was no longer held at period end. Stock picks in materials, consumer discretionary and information technology also hindered results. In tech, not owning index component Apple hurt performance, as a huge share buyback program and new product rollouts drove the stock higher. By contrast, health care and financials helped versus the index. U.S-based winners included Illumina, a leader in the fast-growing gene sequencing market, and McGraw Hill Financial, a diversified financials firm benefiting from a restructuring and improving prospects in its overseas bond-ratings business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America*	58.1%
Japan	7.1%
United Kingdom	6.5%
Ireland	3.3%
Germany	2.7%
Switzerland	2.5%
France	2.1%
Australia	1.8%
Sweden	1.7%
Other	14.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United States of America*	55.3%
Japan	7.2%
United Kingdom	6.7%
Germany	4.5%
France	3.9%
Switzerland	3.8%
Ireland	2.6%
Sweden	2.3%
Netherlands	1.9%
Other	11.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.5	94.4
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	1.4	5.5
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
McGraw Hill Financial, Inc. (United States of America, Diversified Financial Services)	3.7	3.1
Cummins, Inc. (United States of America, Machinery)	2.9	2.8
Adobe Systems, Inc. (United States of America, Software)	2.9	2.3
Ameriprise Financial, Inc. (United States of America, Capital Markets)	2.8	1.8
Bank of America Corp. (United States of America, Banks)	2.8	0.0
Cabot Oil & Gas Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.2	3.0
CVS Health Corp. (United States of America, Food & Staples Retailing)	2.1	0.6
Union Pacific Corp. (United States of America, Road & Rail)	2.0	1.2
Google, Inc. Class A (United States of America, Internet Software & Services)	1.9	2.2
Amgen, Inc. (United States of America, Biotechnology)	1.9	0.0
	25.2
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.6	16.1
Information Technology	18.0	14.3
Health Care	15.0	12.9
Industrials	11.1	14.7
Consumer Discretionary	10.4	12.7
Consumer Staples	8.7	6.5
Energy	7.2	9.3
Materials	3.9	3.1
Telecommunication Services	2.1	2.5
Utilities	1.4	1.4

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 1.8%
Ansell Ltd.	174,223	$ 3,055,983
Asaleo Care Ltd. (a)	1,507,430	2,692,567
Australia & New Zealand Banking Group Ltd.	363,547	10,757,566
G8 Education Ltd.	371,789	1,642,817
Greencross Ltd. (e)	75,444	569,676
Ramsay Health Care Ltd.	80,656	3,728,596
Regis Healthcare Ltd. (a)	334,690	1,269,265
Spotless Group Holdings Ltd.	1,248,598	2,112,610
Woodside Petroleum Ltd.	110,394	3,921,237
TOTAL AUSTRALIA		29,750,317
Austria - 0.1%
Andritz AG	28,200	1,361,252
Bailiwick of Jersey - 0.8%
Glencore Xstrata PLC	609,661	3,119,904
MySale Group PLC	608,400	1,849,189
Shire PLC	70,800	4,750,463
Wolseley PLC	60,267	3,197,891
TOTAL BAILIWICK OF JERSEY		12,917,447
Belgium - 0.8%
Anheuser-Busch InBev SA NV	66,411	7,364,608
Arseus NV	16,100	643,605
KBC Groupe SA (a)	83,968	4,498,347
TOTAL BELGIUM		12,506,560
Bermuda - 0.5%
BW Offshore Ltd.	560,800	687,598
Invesco Ltd.	22,000	890,340
Noble Group Ltd.	1,453,000	1,352,537
PAX Global Technology Ltd. (a)	4,187,000	4,497,056
Travelport Worldwide Ltd.	84,900	1,226,805
TOTAL BERMUDA		8,654,336
Canada - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	86,100	2,922,075
Constellation Software, Inc.	16,100	4,535,513
First Quantum Minerals Ltd.	227,100	3,425,491
Imperial Oil Ltd.	74,900	3,603,946
Potash Corp. of Saskatchewan, Inc.	52,600	1,795,415
PrairieSky Royalty Ltd.	97,200	2,992,627
Suncor Energy, Inc.	61,100	2,169,577
TransForce, Inc.	90,200	2,205,680
TOTAL CANADA		23,650,324
Cayman Islands - 1.2%
Alibaba Group Holding Ltd. sponsored ADR	93,700	9,238,820
Baidu.com, Inc. sponsored ADR (a)	11,200	2,674,224
ENN Energy Holdings Ltd.	198,000	1,284,704
Greatview Aseptic Pack Co. Ltd.	1,799,000	1,184,325

	Shares	Value
International Housewares Retail Co. Ltd.	4,864,000	$ 1,336,107
Sands China Ltd.	237,600	1,481,938
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	53,700	2,024,490
TOTAL CAYMAN ISLANDS		19,224,608
China - 0.0%
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	35,259	110,803
Colombia - 0.1%
Grupo Aval Acciones y Valores SA ADR	119,371	1,609,121
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	31,822	28,762
Denmark - 0.8%
ISS Holdings A/S (a)	45,600	1,271,380
Novo Nordisk A/S Series B	120,580	5,450,544
Pandora A/S	34,300	2,887,448
Vestas Wind Systems A/S (a)	116,400	3,896,005
TOTAL DENMARK		13,505,377
Finland - 0.3%
Sampo Oyj (A Shares)	99,200	4,745,007
France - 2.1%
Atos Origin SA	33,157	2,289,028
AXA SA	100,800	2,325,506
BNP Paribas SA	58,430	3,671,329
Bureau Veritas SA	44,200	1,092,830
Havas SA	390,700	3,157,957
Numericable Group SA (e)	52,300	1,933,422
Numericable Group SA rights 11/12/14 (a)	52,300	1,550,670
Rexel SA	68,910	1,157,583
Schneider Electric SA	41,300	3,254,360
SR Teleperformance SA	18,900	1,190,385
Total SA	211,400	12,621,279
TOTAL FRANCE		34,244,349
Germany - 2.3%
Aareal Bank AG	63,891	2,735,821
Bayer AG	69,000	9,809,721
Continental AG	18,700	3,670,921
Drillisch AG	127,100	4,410,335
GEA Group AG	85,127	3,914,509
KION Group AG	95,589	3,476,229
LEG Immobilien AG	46,330	3,196,117
Siemens AG	39,197	4,421,163
Symrise AG	32,500	1,827,641
TOTAL GERMANY		37,462,457
Greece - 0.1%
Folli Follie SA	59,300	1,939,538
Common Stocks - continued
	Shares	Value
Hong Kong - 0.9%
AIA Group Ltd.	1,245,400	$ 6,949,861
Techtronic Industries Co. Ltd.	2,162,500	6,769,927
TOTAL HONG KONG		13,719,788
India - 1.4%
Bharti Infratel Ltd.	702,057	3,364,565
Container Corp. of India Ltd.	33,567	740,596
Housing Development Finance Corp. Ltd.	454,567	8,186,405
Info Edge India Ltd.	114,845	1,578,147
Lupin Ltd.	189,814	4,394,837
The Jammu & Kashmir Bank Ltd.	460,230	1,042,628
Titan Co. Ltd. (a)	144,739	950,786
Yes Bank Ltd.	202,552	2,293,637
TOTAL INDIA		22,551,601
Indonesia - 0.3%
PT Bank Central Asia Tbk	2,635,200	2,844,806
PT Bank Rakyat Indonesia Tbk	2,837,700	2,600,457
TOTAL INDONESIA		5,445,263
Ireland - 3.2%
Actavis PLC (a)	73,000	17,720,020
Alkermes PLC (a)	120,610	6,096,836
Bank of Ireland (a)	3,692,100	1,459,745
Glanbia PLC	156,100	2,202,644
Greencore Group PLC	2,008,941	8,432,756
James Hardie Industries PLC CDI	173,026	1,845,607
Kerry Group PLC Class A	59,000	4,006,584
Mallinckrodt PLC (a)	91,000	8,388,380
Perrigo Co. PLC	11,000	1,775,950
TOTAL IRELAND		51,928,522
Israel - 0.2%
Bezeq The Israel Telecommunication Corp. Ltd.	1,579,900	2,670,962
Italy - 0.4%
De Longhi SpA	149,600	2,920,802
Telecom Italia SpA (a)(e)	2,254,200	2,554,645
World Duty Free SpA (a)	159,397	1,349,300
TOTAL ITALY		6,824,747
Japan - 7.1%
A/S One Corp.	67,300	1,923,224
ABC-MART, Inc.	21,800	1,257,003
ACOM Co. Ltd. (a)(e)	450,600	1,501,962
Aozora Bank Ltd.	678,000	2,383,108
Astellas Pharma, Inc.	616,500	9,568,386
Broadleaf Co. Ltd.	112,100	1,771,758
Coca-Cola Central Japan Co. Ltd.	98,800	1,777,715
Dentsu, Inc.	57,100	2,122,950
Don Quijote Holdings Co. Ltd.	48,500	2,905,921

	Shares	Value
Hitachi Ltd.	409,000	$ 3,213,707
Hoya Corp.	165,700	5,863,600
Japan Exchange Group, Inc.	144,800	3,591,921
Japan Tobacco, Inc.	220,900	7,536,899
KDDI Corp.	97,000	6,369,937
Keyence Corp.	17,060	8,266,981
NEC Corp.	1,525,000	5,392,977
Nippon Kanzai Co. Ltd.	600	15,653
Olympus Corp. (a)	95,600	3,432,526
OMRON Corp.	119,100	5,637,559
ORIX Corp.	289,400	4,016,943
Park24 Co. Ltd.	83,900	1,269,553
Rakuten, Inc.	333,200	3,757,321
Santen Pharmaceutical Co. Ltd.	35,100	2,094,998
Seven & i Holdings Co., Ltd.	158,600	6,194,302
Seven Bank Ltd.	1,032,700	4,312,969
Ship Healthcare Holdings, Inc.	67,000	1,568,214
SoftBank Corp.	88,000	6,406,349
Sundrug Co. Ltd.	53,300	2,574,794
Toshiba Plant Systems & Services Corp.	112,200	1,878,036
Tsuruha Holdings, Inc.	70,100	4,138,758
VT Holdings Co. Ltd.	280,200	1,106,575
TOTAL JAPAN		113,852,599
Kenya - 0.2%
Safaricom Ltd.	18,905,500	2,578,503
Korea (South) - 0.4%
Medy-Tox, Inc.	8,652	2,009,911
Naturalendo Tech Co. Ltd.	11,955	624,206
NAVER Corp.	3,720	2,610,538
Samsung SDI Co. Ltd.	12,643	1,482,643
TOTAL KOREA (SOUTH)		6,727,298
Luxembourg - 0.3%
Altice SA	69,600	4,333,924
Grand City Properties SA (a)	102,900	1,318,505
TOTAL LUXEMBOURG		5,652,429
Marshall Islands - 0.1%
Hoegh LNG Partners LP	43,446	912,800
Netherlands - 1.5%
AEGON NV	292,700	2,385,637
AerCap Holdings NV (a)	100,300	4,347,002
IMCD Group BV	122,100	3,366,212
ING Groep NV (Certificaten Van Aandelen) (a)	243,100	3,481,280
LyondellBasell Industries NV Class A	500	45,815
NXP Semiconductors NV (a)	104,000	7,140,640
Royal DSM NV	48,538	3,039,141
TOTAL NETHERLANDS		23,805,727
Common Stocks - continued
	Shares	Value
New Zealand - 0.3%
EBOS Group Ltd.	295,468	$ 2,204,137
Ryman Healthcare Group Ltd.	459,616	2,719,274
TOTAL NEW ZEALAND		4,923,411
Philippines - 0.3%
Alliance Global Group, Inc.	4,919,115	2,766,803
SM Investments Corp.	106,630	1,858,096
TOTAL PHILIPPINES		4,624,899
Portugal - 0.1%
CTT Correios de Portugal SA	153,154	1,418,325
Singapore - 0.1%
Ezion Holdings Ltd.	950,400	1,119,183
South Africa - 0.2%
Distell Group Ltd.	126,410	1,530,020
Naspers Ltd. Class N	19,700	2,451,643
TOTAL SOUTH AFRICA		3,981,663
Spain - 1.1%
Amadeus IT Holding SA Class A	142,500	5,232,215
Atresmedia Corporacion de Medios de Comunicacion SA	93,500	1,369,712
Banco Bilbao Vizcaya Argentaria SA	318,362	3,560,843
Criteria CaixaCorp SA	623,093	3,397,387
Inditex SA	133,345	3,745,575
TOTAL SPAIN		17,305,732
Sweden - 1.7%
ASSA ABLOY AB (B Shares)	141,600	7,499,815
H&M Hennes & Mauritz AB (B Shares)	66,882	2,660,190
HEXPOL AB (B Shares)	21,800	1,927,832
Intrum Justitia AB	75,887	2,254,776
Nordea Bank AB	548,400	7,033,102
Svenska Cellulosa AB (SCA) (B Shares)	61,300	1,370,588
Svenska Handelsbanken AB (A Shares)	84,400	4,024,463
TOTAL SWEDEN		26,770,766
Switzerland - 2.5%
Clariant AG (Reg.)	151,250	2,633,100
Compagnie Financiere Richemont SA Series A	33,134	2,787,712
Lonza Group AG	47,211	5,196,326
Partners Group Holding AG	13,818	3,672,976
Roche Holding AG (participation certificate)	52,236	15,414,929
Schindler Holding AG (participation certificate)	11,367	1,587,824
Sonova Holding AG Class B	21,498	3,347,088
UBS AG	344,155	5,984,216
TOTAL SWITZERLAND		40,624,171

	Shares	Value
Taiwan - 0.1%
ECLAT Textile Co. Ltd.	5,757	$ 54,831
Merida Industry Co. Ltd.	309,750	2,136,303
TOTAL TAIWAN		2,191,134
Turkey - 0.1%
Logo Yazilim Sanayi Ve Ticar (a)	81,183	953,311
United Arab Emirates - 0.0%
Emaar Malls Group PJSC (a)	523,391	457,415
United Kingdom - 6.5%
Aberdeen Asset Management PLC	355,842	2,470,504
Advanced Computer Software Group PLC	365,100	630,775
Al Noor Hospitals Group PLC	210,800	3,436,239
Anglo American PLC (United Kingdom)	83,500	1,762,981
Associated British Foods PLC	48,600	2,141,109
B&M European Value Retail S.A.	406,743	1,618,534
BG Group PLC	406,800	6,779,741
BHP Billiton PLC	297,333	7,682,076
British American Tobacco PLC (United Kingdom)	139,500	7,906,524
BTG PLC (a)	73,200	884,090
Bunzl PLC	72,900	1,976,677
Diageo PLC	198,357	5,850,022
Exova Group Ltd. PLC (a)	565,900	1,536,696
Hikma Pharmaceuticals PLC	170,459	5,167,348
Hilton Food Group PLC	350,100	2,100,206
Howden Joinery Group PLC	360,800	1,975,659
ITV PLC	907,700	2,947,657
Jazztel PLC (a)	179,934	2,872,670
Liberty Global PLC:
Class A (a)	41,200	1,873,364
Class C	41,200	1,832,164
Lloyds Banking Group PLC (a)	3,487,300	4,306,431
London Stock Exchange Group PLC	198,381	6,394,604
Melrose PLC	702,900	2,879,663
Next PLC	56,500	5,825,188
Persimmon PLC	92,000	2,153,132
Poundland Group PLC (a)	248,394	1,251,671
Reckitt Benckiser Group PLC	46,700	3,922,064
Rex Bionics PLC (a)	100,000	264,750
Rotork PLC	44,510	1,819,228
SABMiller PLC	68,800	3,879,592
St. James's Place Capital PLC	335,400	3,997,218
Taylor Wimpey PLC	761,900	1,443,073
The Restaurant Group PLC	123,700	1,338,678
Ultra Electronics Holdings PLC	36,900	1,030,055
Vodafone Group PLC	35,309	117,419
Zoopla Property Group PLC	83,700	277,430
TOTAL UNITED KINGDOM		104,345,232
United States of America - 55.5%
Adobe Systems, Inc. (a)	657,200	46,082,864
Akorn, Inc. (a)	50,000	2,227,500
Common Stocks - continued
	Shares	Value
United States of America - continued
Alcoa, Inc.	242,000	$ 4,055,920
Alexion Pharmaceuticals, Inc. (a)	42,000	8,037,120
American Airlines Group, Inc.	67,500	2,791,125
Ameriprise Financial, Inc.	358,400	45,219,328
Amgen, Inc.	186,000	30,165,480
Ashland, Inc.	6,000	648,420
Bank of America Corp.	2,604,400	44,691,504
Bluebird Bio, Inc. (a)	3,100	130,169
Bristol-Myers Squibb Co.	88,000	5,120,720
Broadcom Corp. Class A	13,000	544,440
Cabot Oil & Gas Corp.	1,147,000	35,671,700
Caterpillar, Inc.	23,000	2,332,430
Celgene Corp. (a)	44,000	4,711,960
Chevron Corp.	34,800	4,174,260
Chimerix, Inc. (a)	3,900	121,056
Chipotle Mexican Grill, Inc. (a)	8,000	5,104,000
Church & Dwight Co., Inc.	55,000	3,982,550
Citigroup, Inc.	150,000	8,029,500
Comcast Corp. Class A	391,000	21,641,850
Constellation Brands, Inc. Class A (sub. vtg.) (a)	98,300	8,998,382
Cummins, Inc.	317,700	46,441,386
CVS Health Corp.	398,000	34,152,380
Domino's Pizza, Inc.	36,000	3,196,440
Dr. Pepper Snapple Group, Inc.	25,000	1,731,250
Dynegy, Inc.	271,500	8,280,750
Ecolab, Inc.	66,000	7,341,180
Enanta Pharmaceuticals, Inc. (a)	20,000	860,000
EOG Resources, Inc.	146,000	13,877,300
Facebook, Inc. Class A (a)	296,500	22,234,535
FedEx Corp.	59,000	9,876,600
Fidelity National Information Services, Inc.	20,000	1,167,800
Gilead Sciences, Inc. (a)	245,000	27,440,000
Global Payments, Inc.	94,000	7,567,000
Google, Inc.:
Class A (a)	53,800	30,551,406
Class C (a)	5,600	3,130,848
Illumina, Inc. (a)	11,500	2,214,670
inContact, Inc. (a)	167,000	1,486,300
Intercept Pharmaceuticals, Inc. (a)	40,500	10,464,795
Intuit, Inc.	216,000	19,010,160
Isis Pharmaceuticals, Inc. (a)	10,900	502,054
J.B. Hunt Transport Services, Inc.	19,000	1,515,630
Las Vegas Sands Corp.	10,800	672,408
M/A-COM Technology Solutions, Inc. (a)	35,000	769,650
Marriott International, Inc. Class A	140,000	10,605,000
MasterCard, Inc. Class A	348,000	29,145,000
McGraw Hill Financial, Inc.	658,400	59,572,032
Microsoft Corp.	263,000	12,347,850
Minerals Technologies, Inc.	5,000	383,550

	Shares	Value
Moody's Corp.	104,000	$ 10,319,920
MPLX LP	141,400	9,428,552
Neurocrine Biosciences, Inc. (a)	41,600	770,432
NewMarket Corp.	9,000	3,492,090
NextEra Energy Partners LP	142,664	5,215,796
NiSource, Inc.	116,000	4,878,960
Norfolk Southern Corp.	25,900	2,865,576
Philip Morris International, Inc.	95,000	8,455,950
Phillips 66 Partners LP	113,000	7,874,970
Piedmont Office Realty Trust, Inc. Class A	69,000	1,342,050
Pioneer Natural Resources Co.	47,000	8,885,820
Prestige Brands Holdings, Inc. (a)	330,000	11,688,600
Procter & Gamble Co.	43,000	3,752,610
Ralph Lauren Corp.	38,000	6,263,920
Regeneron Pharmaceuticals, Inc. (a)	13,000	5,118,360
salesforce.com, Inc. (a)	147,300	9,425,727
Southwest Airlines Co.	41,000	1,413,680
Spirit Airlines, Inc. (a)	101,700	7,435,287
Steel Dynamics, Inc.	536,000	12,333,360
Tableau Software, Inc. (a)	58,000	4,790,220
The Cooper Companies, Inc.	25,800	4,228,620
The Walt Disney Co.	93,000	8,498,340
TJX Companies, Inc.	281,900	17,849,908
Twitter, Inc.	12,000	497,640
Ultragenyx Pharma, Inc.	2,700	126,927
Union Pacific Corp.	275,800	32,116,910
United Therapeutics Corp. (a)	13,000	1,702,610
UnitedHealth Group, Inc.	53,000	5,035,530
VeriFone Systems, Inc. (a)	31,000	1,155,060
Visa, Inc. Class A	49,500	11,950,785
Wells Fargo & Co.	298,000	15,820,820
Workday, Inc. Class A (a)	2,100	200,508
Xcel Energy, Inc.	79,000	2,644,130
Zebra Technologies Corp. Class A (a)	208,000	15,340,000
TOTAL UNITED STATES OF AMERICA		893,939,920
TOTAL COMMON STOCKS (Cost $1,338,079,429)		1,561,035,659
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
Dynegy, Inc. 5.375% (a)	10,000	1,005,000
Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Volkswagen AG	28,200	6,009,368
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
United Kingdom - 0.0%
Rolls-Royce Group PLC	14,049,000	$ 22,474
TOTAL NONCONVERTIBLE PREFERRED STOCKS		6,031,842
TOTAL PREFERRED STOCKS (Cost $5,928,938)		7,036,842
Government Obligations - 0.1%
		Principal Amount (d)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% 11/13/14 to 1/29/15 (h) (Cost $719,986)		$ 720,000	719,995
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $1,935,053)	EUR	1,260,000	1,784,859
Money Market Funds - 2.4%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	33,251,704	33,251,704
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,781,703	5,781,703
TOTAL MONEY MARKET FUNDS (Cost $39,033,407)		39,033,407
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,385,696,813)		1,609,610,762
NET OTHER ASSETS (LIABILITIES) - 0.1%		904,697
NET ASSETS - 100%		$ 1,610,515,459
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
233 CME Nikkei 225 Index Contracts (United States)	Dec. 2014	$ 19,886,550	$ 1,511,445

The face value of futures purchased as a percentage of net assets is 1.2%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,784,859 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $719,995.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,417
Fidelity Securities Lending Cash Central Fund	257,113
Total	$ 311,530
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 167,457,641	$ 141,935,162	$ 25,522,479	$ -
Consumer Staples	139,727,752	93,580,760	46,146,992	-
Energy	114,720,590	90,279,150	24,441,440	-
Financials	313,122,093	241,461,678	71,660,415	-
Health Care	250,831,390	193,609,749	57,221,641	-
Industrials	175,594,310	159,179,263	16,415,047	-
Information Technology	288,567,640	252,345,855	36,221,785	-
Materials	61,910,060	49,435,071	12,474,989	-
Telecommunication Services	32,831,685	14,018,770	18,812,915	-
Utilities	23,309,340	22,024,636	1,284,704	-
Government Obligations	719,995	-	719,995	-
Preferred Securities	1,784,859	-	1,784,859	-
Money Market Funds	39,033,407	39,033,407	-	-
Total Investments in Securities:	$ 1,609,610,762	$ 1,296,903,501	$ 312,707,261	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 1,511,445	$ 1,511,445	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 66,970,909
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,511,445	$ -
Total Value of Derivatives	$ 1,511,445	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $3,897,100) - See accompanying schedule: Unaffiliated issuers (cost $1,346,663,406)	$ 1,570,577,355
Fidelity Central Funds (cost $39,033,407)	39,033,407
Total Investments (cost $1,385,696,813)		$ 1,609,610,762
Cash		3,350
Foreign currency held at value (cost $57,132)		57,016
Receivable for investments sold		42,137,859
Receivable for fund shares sold		945,961
Dividends receivable		1,864,975
Distributions receivable from Fidelity Central Funds		10,550
Receivable for daily variation margin for derivative instruments		1,467,900
Prepaid expenses		5,279
Other receivables		226,129
Total assets		1,656,329,781

Liabilities
Payable for investments purchased	$ 36,806,255
Payable for fund shares redeemed	1,524,993
Accrued management fee	891,569
Distribution and service plan fees payable	19,414
Other affiliated payables	302,735
Other payables and accrued expenses	487,653
Collateral on securities loaned, at value	5,781,703
Total liabilities		45,814,322

Net Assets		$ 1,610,515,459
Net Assets consist of:
Paid in capital		$ 1,236,050,746
Undistributed net investment income		4,393,839
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		145,182,155
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		224,888,719
Net Assets		$ 1,610,515,459

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,788,315 ÷ 1,371,015 shares)	$ 24.64

Maximum offering price per share (100/94.25 of $24.64)	$ 26.14
Class T: Net Asset Value and redemption price per share ($12,160,454 ÷ 496,647 shares)	$ 24.49

Maximum offering price per share (100/96.50 of $24.49)	$ 25.38
Class B: Net Asset Value and offering price per share ($573,329 ÷ 23,685 shares)A	$ 24.21

Class C: Net Asset Value and offering price per share ($9,228,701 ÷ 382,668 shares)A	$ 24.12

Worldwide: Net Asset Value, offering price and redemption price per share ($1,535,657,605 ÷ 61,614,266 shares)	$ 24.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,107,055 ÷ 770,140 shares)	$ 24.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014
Investment Income
Dividends		$ 24,388,189
Interest		9,437
Income from Fidelity Central Funds		311,530
Income before foreign taxes withheld		24,709,156
Less foreign taxes withheld		(1,502,198)
Total income		23,206,958

Expenses
Management fee Basic fee	$ 11,442,352
Performance adjustment	574,741
Transfer agent fees	3,156,183
Distribution and service plan fees	277,394
Accounting and security lending fees	566,834
Custodian fees and expenses	180,257
Independent trustees' compensation	6,862
Registration fees	113,464
Audit	72,168
Legal	6,276
Miscellaneous	11,835
Total expenses before reductions	16,408,366
Expense reductions	(46,611)	16,361,755
Net investment income (loss)		6,845,203
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	172,053,740
Foreign currency transactions	(76,041)
Futures contracts	853,976
Total net realized gain (loss)		172,831,675
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $383,180)	(79,988,970)
Assets and liabilities in foreign currencies	(75,883)
Futures contracts	1,263,413
Total change in net unrealized appreciation (depreciation)		(78,801,440)
Net gain (loss)		94,030,235
Net increase (decrease) in net assets resulting from operations		$ 100,875,438

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,845,203	$ 5,393,168
Net realized gain (loss)	172,831,675	127,458,993
Change in net unrealized appreciation (depreciation)	(78,801,440)	200,895,469
Net increase (decrease) in net assets resulting from operations	100,875,438	333,747,630
Distributions to shareholders from net investment income	(5,150,888)	(8,778,977)
Distributions to shareholders from net realized gain	(120,193,686)	(4,461,887)
Total distributions	(125,344,574)	(13,240,864)
Share transactions - net increase (decrease)	109,931,356	92,658,787
Redemption fees	28,125	24,982
Total increase (decrease) in net assets	85,490,345	413,190,535

Net Assets
Beginning of period	1,525,025,114	1,111,834,579
End of period (including undistributed net investment income of $4,393,839 and undistributed net investment income of $5,154,082, respectively)	$ 1,610,515,459	$ 1,525,025,114

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.18	$ 19.69	$ 17.89	$ 17.50	$ 14.96
Income from Investment Operations
Net investment income (loss) B	.02	.02	.10	.05	.03
Net realized and unrealized gain (loss)	1.46	5.66	1.72	.47	2.63
Total from investment operations	1.48	5.68	1.82	.52	2.66
Distributions from net investment income	(.04)	(.11)	(.02)	(.08)	(.10)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(2.02)	(.19)	(.02)	(.13)	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.64	$ 25.18	$ 19.69	$ 17.89	$ 17.50
Total Return A, G	6.29%	29.10%	10.20%	2.94%	17.85%
Ratios to Average Net Assets C, E
Expenses before reductions	1.31%	1.45%	1.43%	1.41%	1.43%
Expenses net of fee waivers, if any	1.31%	1.45%	1.43%	1.40%	1.43%
Expenses net of all reductions	1.31%	1.42%	1.41%	1.38%	1.41%
Net investment income (loss)	.10%	.09%	.52%	.28%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,788	$ 28,661	$ 18,723	$ 13,153	$ 7,530
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total returns do not include the effect of the sales charges.

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.05	$ 19.61	$ 17.83	$ 17.46	$ 14.94
Income from Investment Operations
Net investment income (loss) B	(.04)	(.04)	.05	.01	(.01)
Net realized and unrealized gain (loss)	1.46	5.63	1.73	.45	2.62
Total from investment operations	1.42	5.59	1.78	.46	2.61
Distributions from net investment income	-	(.07)	-	(.04)	(.08)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(1.98)	(.15)	-	(.09)	(.09) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.49	$ 25.05	$ 19.61	$ 17.83	$ 17.46
Total ReturnA, H	6.05%	28.73%	9.98%	2.61%	17.53%
Ratios to Average Net Assets C, E
Expenses before reductions	1.58%	1.71%	1.68%	1.66%	1.70%
Expenses net of fee waivers, if any	1.58%	1.70%	1.68%	1.65%	1.70%
Expenses net of all reductions	1.58%	1.68%	1.66%	1.63%	1.68%
Net investment income (loss)	(.17)%	(.16)%	.26%	.03%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,160	$ 9,822	$ 5,550	$ 2,187	$ 1,120
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

H Total returns do not include the effect of the sales charges.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.82	$ 19.44	$ 17.77	$ 17.39	$ 14.89
Income from Investment Operations
Net investment income (loss) B	(.17)	(.14)	(.04)	(.09)	(.09)
Net realized and unrealized gain (loss)	1.45	5.59	1.71	.47	2.61
Total from investment operations	1.28	5.45	1.67	.38	2.52
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(1.89)	(.07)	-	-	(.01)
Total distributions	(1.89)	(.07)	-	-	(.02)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.21	$ 24.82	$ 19.44	$ 17.77	$ 17.39
Total ReturnA, G	5.49%	28.13%	9.40%	2.19%	16.92%
Ratios to Average Net Assets C, E
Expenses before reductions	2.09%	2.19%	2.18%	2.16%	2.19%
Expenses net of fee waivers, if any	2.09%	2.19%	2.18%	2.16%	2.19%
Expenses net of all reductions	2.09%	2.17%	2.16%	2.13%	2.17%
Net investment income (loss)	(.68)%	(.65)%	(.23)%	(.47)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 573	$ 710	$ 304	$ 256	$ 305
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total returns do not include the effect of the contingent deferred sales charge.

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.78	$ 19.41	$ 17.74	$ 17.36	$ 14.89
Income from Investment Operations
Net investment income (loss) B	(.15)	(.14)	(.04)	(.09)	(.09)
Net realized and unrealized gain (loss)	1.44	5.58	1.71	.47	2.61
Total from investment operations	1.29	5.44	1.67	.38	2.52
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	(1.95)	(.07)	-	-	(.02)
Total distributions	(1.95)	(.07)	-	-	(.05)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.12	$ 24.78	$ 19.41	$ 17.74	$ 17.36
Total ReturnA, G	5.55%	28.12%	9.41%	2.19%	16.94%
Ratios to Average Net Assets C, E
Expenses before reductions	2.04%	2.15%	2.18%	2.16%	2.19%
Expenses net of fee waivers, if any	2.04%	2.14%	2.18%	2.15%	2.19%
Expenses net of all reductions	2.03%	2.12%	2.16%	2.13%	2.16%
Net investment income (loss)	(.63)%	(.60)%	(.23)%	(.47)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,229	$ 10,778	$ 1,726	$ 1,297	$ 710
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total returns do not include the effect of the contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 19.85	$ 18.02	$ 17.58	$ 14.98
Income from Investment Operations
Net investment income (loss) B	.11	.10	.16	.11	.08
Net realized and unrealized gain (loss)	1.47	5.70	1.74	.48	2.63
Total from investment operations	1.58	5.80	1.90	.59	2.71
Distributions from net investment income	(.09)	(.16)	(.07)	(.10)	(.10)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(2.07)	(.24)	(.07)	(.15)	(.11) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.92	$ 25.41	$ 19.85	$ 18.02	$ 17.58
Total ReturnA	6.64%	29.54%	10.56%	3.32%	18.18%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.11%	1.11%	1.08%	1.15%
Expenses net of fee waivers, if any	.97%	1.11%	1.11%	1.08%	1.15%
Expenses net of all reductions	.97%	1.08%	1.09%	1.05%	1.12%
Net investment income (loss)	.44%	.43%	.84%	.60%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,535,658	$ 1,464,415	$ 1,081,240	$ 1,114,694	$ 1,087,928
Portfolio turnover rateD	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.31	$ 19.78	$ 17.98	$ 17.57	$ 15.00
Income from Investment Operations
Net investment income (loss) B	.10	.08	.14	.10	.07
Net realized and unrealized gain (loss)	1.47	5.68	1.74	.47	2.63
Total from investment operations	1.57	5.76	1.88	.57	2.70
Distributions from net investment income	(.09)	(.15)	(.08)	(.11)	(.11)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(2.07)	(.23)	(.08)	(.16)	(.13)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.81	$ 25.31	$ 19.78	$ 17.98	$ 17.57
Total ReturnA	6.63%	29.44%	10.49%	3.23%	18.08%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	1.17%	1.18%	1.13%	1.21%
Expenses net of fee waivers, if any	1.01%	1.17%	1.18%	1.13%	1.21%
Expenses net of all reductions	1.00%	1.14%	1.16%	1.10%	1.19%
Net investment income (loss)	.40%	.37%	.77%	.56%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,107	$ 10,639	$ 4,291	$ 3,086	$ 335
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 246,298,830
Gross unrealized depreciation	(29,903,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 216,394,908
Tax Cost	$ 1,393,215,854

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 42,850,357
Undistributed long-term capital gain	$ 115,756,672
Net unrealized appreciation (depreciation)	$ 216,241,413

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 60,576,806	$ 9,335,754
Long-term Capital Gains	64,767,768	3,905,110
Total	$ 125,344,574	$ 13,240,864

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $853,976 and a change in net unrealized appreciation (depreciation) of $1,263,413 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,595,162,561 and $2,595,360,228, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 87,058	$ 2,176
Class T	.25%	.25%	58,628	-
Class B	.75%	.25%	6,825	5,126
Class C	.75%	.25%	124,883	34,410
			$ 277,394	$ 41,712

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,870
Class T	3,810
Class B*	373
Class C*	1,155
$ 16,208

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 95,647.27
Class T	34,201.29
Class B	2,081.31
Class C	30,847.25
Worldwide	2,950,931.19
Institutional Class	42,476.22
	$ 3,156,183

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $40,399 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $257,113, including $224 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $38,730 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $46.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,835.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 57,794	$ 102,433
Class T	-	21,836
Worldwide	5,057,508	8,622,428
Institutional Class	35,586	32,280
Total	$ 5,150,888	$ 8,778,977
From net realized gain
Class A	$ 2,599,391	$ 75,180
Class T	810,701	23,606
Class B	53,916	1,126
Class C	885,815	6,545
Worldwide	115,043,586	4,338,328
Institutional Class	800,277	17,102
Total	$ 120,193,686	$ 4,461,887

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	709,213	491,761	$ 17,501,865	$ 11,054,215
Reinvestment of distributions	85,789	6,945	2,012,595	138,266
Shares redeemed	(562,117)	(311,295)	(13,679,354)	(6,852,432)
Net increase (decrease)	232,885	187,411	$ 5,835,106	$ 4,340,049
Class T
Shares sold	155,056	169,111	$ 3,796,964	$ 3,777,852
Reinvestment of distributions	34,508	2,272	806,094	45,089
Shares redeemed	(85,012)	(62,341)	(2,065,257)	(1,376,268)
Net increase (decrease)	104,552	109,042	$ 2,537,801	$ 2,446,673
Class B
Shares sold	2,039	20,337	$ 49,170	$ 444,905
Reinvestment of distributions	2,097	53	48,630	1,043
Shares redeemed	(9,052)	(7,424)	(216,921)	(167,624)
Net increase (decrease)	(4,916)	12,966	$ (119,121)	$ 278,324
Class C
Shares sold	248,585	396,584	$ 5,972,479	$ 8,655,233
Reinvestment of distributions	37,261	325	860,745	6,404
Shares redeemed	(338,100)	(50,941)	(8,231,135)	(1,138,699)
Net increase (decrease)	(52,254)	345,968	$ (1,397,911)	$ 7,522,938
Worldwide
Shares sold	11,485,871	11,150,143	$ 284,805,787	$ 252,015,125
Reinvestment of distributions	4,935,503	628,809	116,724,635	12,588,791
Shares redeemed	(12,442,606)	(8,612,327)	(307,898,131)	(191,232,967)
Net increase (decrease)	3,978,768	3,166,625	$ 93,632,291	$ 73,370,949
Institutional Class
Shares sold	1,351,408	275,603	$ 33,384,372	$ 6,347,280
Reinvestment of distributions	32,218	2,425	758,744	48,393
Shares redeemed	(1,033,793)	(74,630)	(24,699,926)	(1,695,819)
Net increase (decrease)	349,833	203,398	$ 9,443,190	$ 4,699,854

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund	12/08/14	12/05/14	$0.397	$0.917
Fidelity International Capital Appreciation Fund	12/08/14	12/05/14	$0.092	$0.813
Fidelity Overseas Fund	12/08/14	12/05/14	$0.646	$0.000
Fidelity Worldwide Fund	12/08/14	12/05/14	$0.080	$2.413

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$801,627,037
Fidelity International Capital Appreciation Fund	$56,650,840
Fidelity Worldwide Fund	$115,756,672

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Fidelity Diversified International Fund	87%
Fidelity International Capital Appreciation Fund	100%
Fidelity Overseas Fund	99%
Fidelity Worldwide Fund	21%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Diversified International Fund	4%
Fidelity International Capital Appreciation Fund	16%
Fidelity Overseas Fund	3%
Fidelity Worldwide Fund	5%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund	12/09/2013	$0.4066	$0.0290
Fidelity International Capital Appreciation Fund	12/09/2013	$0.1359	$0.0169
Fidelity Overseas Fund	12/09/2013	$0.3837	$0.0446

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the funds' sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the funds at the new entities.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Fidelity Overseas Fund in January 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Annual Report

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of each fund's positive performance adjustment on the fund's management fee ranking.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the charts above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of Fidelity International Capital Appreciation Fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

In its review of the total expense ratio of each class of each of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Fidelity Worldwide Fund), and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Fidelity International Capital Appreciation Fund and each class of each of Fidelity Diversified International Fund and Fidelity Overseas Fund ranked below its competitive median for 2013.

The Board noted that the total expense ratio of the retail class of Fidelity Worldwide Fund ranked below its competitive median for 2013 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of Fidelity International Capital Appreciation Fund and the total expense ratio of each class of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund were reasonable, although in some cases for Fidelity Worldwide Fund above the median of the universe presented for comparison, in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund

The Northern Trust Company
Chicago, IL

Fidelity International Capital Appreciation Fund

Corporate Headquarters

245 Summer Street
Boston, MA 02210
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®)
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Automated line for quickest service

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(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Worldwide Fund

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Worldwide Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	0.18%	11.57%	7.86%
Class T (incl. 3.50% sales charge) B	2.34%	11.81%	7.96%
Class B (incl. contingent deferred sales charge) C	0.62%	11.80%	8.05%
Class C (incl. contingent deferred sales charge) D	4.58%	12.07%	8.06%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Class A, on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period. See footnote A above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. The MSCI EAFE Index, representing non-U.S. developed markets, returned -0.48% for the year, driven partly by late-period concern that the eurozone could slip into deflation. The MSCI Emerging Markets Index returned 0.98% for the year, held back for much of the period by concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity Advisor® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the year, the fund's Class A, Class T, Class B and Class C shares returned 6.29%, 6.05%, 5.49% and 5.55%, respectively (excluding sales charges), lagging the 9.10% gain of the MSCI World Index. The fund targeted companies with above-average earnings growth and reasonable share prices. Security selection in the U.S., largely in energy, hurt relative performance the most. Individual detractors included natural gas-focused producer and top-10 holding Cabot Oil & Gas, which saw its stock decline as pipeline capacity constraints pressured pricing. An investment in oil producer Range Resources fell as crude oil prices slid, and was no longer held at period end. Stock picks in materials, consumer discretionary and information technology also hindered results. In tech, not owning index component Apple hurt performance, as a huge share buyback program and new product rollouts drove the stock higher. By contrast, health care and financials helped versus the index. U.S-based winners included Illumina, a leader in the fast-growing gene sequencing market, and McGraw Hill Financial, a diversified financials firm benefiting from a restructuring and improving prospects in its overseas bond-ratings business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.26%
Actual		$ 1,000.00	$ 1,024.10	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.41
Class T	1.53%
Actual		$ 1,000.00	$ 1,023.40	$ 7.80
HypotheticalA		$ 1,000.00	$ 1,017.49	$ 7.78
Class B	2.03%
Actual		$ 1,000.00	$ 1,020.70	$ 10.34
HypotheticalA		$ 1,000.00	$ 1,014.97	$ 10.31
Class C	1.99%
Actual		$ 1,000.00	$ 1,020.70	$ 10.14
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Worldwide	.92%
Actual		$ 1,000.00	$ 1,025.90	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,026.10	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America*	58.1%
Japan	7.1%
United Kingdom	6.5%
Ireland	3.3%
Germany	2.7%
Switzerland	2.5%
France	2.1%
Australia	1.8%
Sweden	1.7%
Other	14.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United States of America*	55.3%
Japan	7.2%
United Kingdom	6.7%
Germany	4.5%
France	3.9%
Switzerland	3.8%
Ireland	2.6%
Sweden	2.3%
Netherlands	1.9%
Other	11.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.5	94.4
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	1.4	5.5
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
McGraw Hill Financial, Inc. (United States of America, Diversified Financial Services)	3.7	3.1
Cummins, Inc. (United States of America, Machinery)	2.9	2.8
Adobe Systems, Inc. (United States of America, Software)	2.9	2.3
Ameriprise Financial, Inc. (United States of America, Capital Markets)	2.8	1.8
Bank of America Corp. (United States of America, Banks)	2.8	0.0
Cabot Oil & Gas Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.2	3.0
CVS Health Corp. (United States of America, Food & Staples Retailing)	2.1	0.6
Union Pacific Corp. (United States of America, Road & Rail)	2.0	1.2
Google, Inc. Class A (United States of America, Internet Software & Services)	1.9	2.2
Amgen, Inc. (United States of America, Biotechnology)	1.9	0.0
	25.2
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.6	16.1
Information Technology	18.0	14.3
Health Care	15.0	12.9
Industrials	11.1	14.7
Consumer Discretionary	10.4	12.7
Consumer Staples	8.7	6.5
Energy	7.2	9.3
Materials	3.9	3.1
Telecommunication Services	2.1	2.5
Utilities	1.4	1.4

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 1.8%
Ansell Ltd.	174,223	$ 3,055,983
Asaleo Care Ltd. (a)	1,507,430	2,692,567
Australia & New Zealand Banking Group Ltd.	363,547	10,757,566
G8 Education Ltd.	371,789	1,642,817
Greencross Ltd. (e)	75,444	569,676
Ramsay Health Care Ltd.	80,656	3,728,596
Regis Healthcare Ltd. (a)	334,690	1,269,265
Spotless Group Holdings Ltd.	1,248,598	2,112,610
Woodside Petroleum Ltd.	110,394	3,921,237
TOTAL AUSTRALIA		29,750,317
Austria - 0.1%
Andritz AG	28,200	1,361,252
Bailiwick of Jersey - 0.8%
Glencore Xstrata PLC	609,661	3,119,904
MySale Group PLC	608,400	1,849,189
Shire PLC	70,800	4,750,463
Wolseley PLC	60,267	3,197,891
TOTAL BAILIWICK OF JERSEY		12,917,447
Belgium - 0.8%
Anheuser-Busch InBev SA NV	66,411	7,364,608
Arseus NV	16,100	643,605
KBC Groupe SA (a)	83,968	4,498,347
TOTAL BELGIUM		12,506,560
Bermuda - 0.5%
BW Offshore Ltd.	560,800	687,598
Invesco Ltd.	22,000	890,340
Noble Group Ltd.	1,453,000	1,352,537
PAX Global Technology Ltd. (a)	4,187,000	4,497,056
Travelport Worldwide Ltd.	84,900	1,226,805
TOTAL BERMUDA		8,654,336
Canada - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	86,100	2,922,075
Constellation Software, Inc.	16,100	4,535,513
First Quantum Minerals Ltd.	227,100	3,425,491
Imperial Oil Ltd.	74,900	3,603,946
Potash Corp. of Saskatchewan, Inc.	52,600	1,795,415
PrairieSky Royalty Ltd.	97,200	2,992,627
Suncor Energy, Inc.	61,100	2,169,577
TransForce, Inc.	90,200	2,205,680
TOTAL CANADA		23,650,324
Cayman Islands - 1.2%
Alibaba Group Holding Ltd. sponsored ADR	93,700	9,238,820
Baidu.com, Inc. sponsored ADR (a)	11,200	2,674,224
ENN Energy Holdings Ltd.	198,000	1,284,704
Greatview Aseptic Pack Co. Ltd.	1,799,000	1,184,325

	Shares	Value
International Housewares Retail Co. Ltd.	4,864,000	$ 1,336,107
Sands China Ltd.	237,600	1,481,938
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	53,700	2,024,490
TOTAL CAYMAN ISLANDS		19,224,608
China - 0.0%
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	35,259	110,803
Colombia - 0.1%
Grupo Aval Acciones y Valores SA ADR	119,371	1,609,121
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	31,822	28,762
Denmark - 0.8%
ISS Holdings A/S (a)	45,600	1,271,380
Novo Nordisk A/S Series B	120,580	5,450,544
Pandora A/S	34,300	2,887,448
Vestas Wind Systems A/S (a)	116,400	3,896,005
TOTAL DENMARK		13,505,377
Finland - 0.3%
Sampo Oyj (A Shares)	99,200	4,745,007
France - 2.1%
Atos Origin SA	33,157	2,289,028
AXA SA	100,800	2,325,506
BNP Paribas SA	58,430	3,671,329
Bureau Veritas SA	44,200	1,092,830
Havas SA	390,700	3,157,957
Numericable Group SA (e)	52,300	1,933,422
Numericable Group SA rights 11/12/14 (a)	52,300	1,550,670
Rexel SA	68,910	1,157,583
Schneider Electric SA	41,300	3,254,360
SR Teleperformance SA	18,900	1,190,385
Total SA	211,400	12,621,279
TOTAL FRANCE		34,244,349
Germany - 2.3%
Aareal Bank AG	63,891	2,735,821
Bayer AG	69,000	9,809,721
Continental AG	18,700	3,670,921
Drillisch AG	127,100	4,410,335
GEA Group AG	85,127	3,914,509
KION Group AG	95,589	3,476,229
LEG Immobilien AG	46,330	3,196,117
Siemens AG	39,197	4,421,163
Symrise AG	32,500	1,827,641
TOTAL GERMANY		37,462,457
Greece - 0.1%
Folli Follie SA	59,300	1,939,538
Common Stocks - continued
	Shares	Value
Hong Kong - 0.9%
AIA Group Ltd.	1,245,400	$ 6,949,861
Techtronic Industries Co. Ltd.	2,162,500	6,769,927
TOTAL HONG KONG		13,719,788
India - 1.4%
Bharti Infratel Ltd.	702,057	3,364,565
Container Corp. of India Ltd.	33,567	740,596
Housing Development Finance Corp. Ltd.	454,567	8,186,405
Info Edge India Ltd.	114,845	1,578,147
Lupin Ltd.	189,814	4,394,837
The Jammu & Kashmir Bank Ltd.	460,230	1,042,628
Titan Co. Ltd. (a)	144,739	950,786
Yes Bank Ltd.	202,552	2,293,637
TOTAL INDIA		22,551,601
Indonesia - 0.3%
PT Bank Central Asia Tbk	2,635,200	2,844,806
PT Bank Rakyat Indonesia Tbk	2,837,700	2,600,457
TOTAL INDONESIA		5,445,263
Ireland - 3.2%
Actavis PLC (a)	73,000	17,720,020
Alkermes PLC (a)	120,610	6,096,836
Bank of Ireland (a)	3,692,100	1,459,745
Glanbia PLC	156,100	2,202,644
Greencore Group PLC	2,008,941	8,432,756
James Hardie Industries PLC CDI	173,026	1,845,607
Kerry Group PLC Class A	59,000	4,006,584
Mallinckrodt PLC (a)	91,000	8,388,380
Perrigo Co. PLC	11,000	1,775,950
TOTAL IRELAND		51,928,522
Israel - 0.2%
Bezeq The Israel Telecommunication Corp. Ltd.	1,579,900	2,670,962
Italy - 0.4%
De Longhi SpA	149,600	2,920,802
Telecom Italia SpA (a)(e)	2,254,200	2,554,645
World Duty Free SpA (a)	159,397	1,349,300
TOTAL ITALY		6,824,747
Japan - 7.1%
A/S One Corp.	67,300	1,923,224
ABC-MART, Inc.	21,800	1,257,003
ACOM Co. Ltd. (a)(e)	450,600	1,501,962
Aozora Bank Ltd.	678,000	2,383,108
Astellas Pharma, Inc.	616,500	9,568,386
Broadleaf Co. Ltd.	112,100	1,771,758
Coca-Cola Central Japan Co. Ltd.	98,800	1,777,715
Dentsu, Inc.	57,100	2,122,950
Don Quijote Holdings Co. Ltd.	48,500	2,905,921

	Shares	Value
Hitachi Ltd.	409,000	$ 3,213,707
Hoya Corp.	165,700	5,863,600
Japan Exchange Group, Inc.	144,800	3,591,921
Japan Tobacco, Inc.	220,900	7,536,899
KDDI Corp.	97,000	6,369,937
Keyence Corp.	17,060	8,266,981
NEC Corp.	1,525,000	5,392,977
Nippon Kanzai Co. Ltd.	600	15,653
Olympus Corp. (a)	95,600	3,432,526
OMRON Corp.	119,100	5,637,559
ORIX Corp.	289,400	4,016,943
Park24 Co. Ltd.	83,900	1,269,553
Rakuten, Inc.	333,200	3,757,321
Santen Pharmaceutical Co. Ltd.	35,100	2,094,998
Seven & i Holdings Co., Ltd.	158,600	6,194,302
Seven Bank Ltd.	1,032,700	4,312,969
Ship Healthcare Holdings, Inc.	67,000	1,568,214
SoftBank Corp.	88,000	6,406,349
Sundrug Co. Ltd.	53,300	2,574,794
Toshiba Plant Systems & Services Corp.	112,200	1,878,036
Tsuruha Holdings, Inc.	70,100	4,138,758
VT Holdings Co. Ltd.	280,200	1,106,575
TOTAL JAPAN		113,852,599
Kenya - 0.2%
Safaricom Ltd.	18,905,500	2,578,503
Korea (South) - 0.4%
Medy-Tox, Inc.	8,652	2,009,911
Naturalendo Tech Co. Ltd.	11,955	624,206
NAVER Corp.	3,720	2,610,538
Samsung SDI Co. Ltd.	12,643	1,482,643
TOTAL KOREA (SOUTH)		6,727,298
Luxembourg - 0.3%
Altice SA	69,600	4,333,924
Grand City Properties SA (a)	102,900	1,318,505
TOTAL LUXEMBOURG		5,652,429
Marshall Islands - 0.1%
Hoegh LNG Partners LP	43,446	912,800
Netherlands - 1.5%
AEGON NV	292,700	2,385,637
AerCap Holdings NV (a)	100,300	4,347,002
IMCD Group BV	122,100	3,366,212
ING Groep NV (Certificaten Van Aandelen) (a)	243,100	3,481,280
LyondellBasell Industries NV Class A	500	45,815
NXP Semiconductors NV (a)	104,000	7,140,640
Royal DSM NV	48,538	3,039,141
TOTAL NETHERLANDS		23,805,727
Common Stocks - continued
	Shares	Value
New Zealand - 0.3%
EBOS Group Ltd.	295,468	$ 2,204,137
Ryman Healthcare Group Ltd.	459,616	2,719,274
TOTAL NEW ZEALAND		4,923,411
Philippines - 0.3%
Alliance Global Group, Inc.	4,919,115	2,766,803
SM Investments Corp.	106,630	1,858,096
TOTAL PHILIPPINES		4,624,899
Portugal - 0.1%
CTT Correios de Portugal SA	153,154	1,418,325
Singapore - 0.1%
Ezion Holdings Ltd.	950,400	1,119,183
South Africa - 0.2%
Distell Group Ltd.	126,410	1,530,020
Naspers Ltd. Class N	19,700	2,451,643
TOTAL SOUTH AFRICA		3,981,663
Spain - 1.1%
Amadeus IT Holding SA Class A	142,500	5,232,215
Atresmedia Corporacion de Medios de Comunicacion SA	93,500	1,369,712
Banco Bilbao Vizcaya Argentaria SA	318,362	3,560,843
Criteria CaixaCorp SA	623,093	3,397,387
Inditex SA	133,345	3,745,575
TOTAL SPAIN		17,305,732
Sweden - 1.7%
ASSA ABLOY AB (B Shares)	141,600	7,499,815
H&M Hennes & Mauritz AB (B Shares)	66,882	2,660,190
HEXPOL AB (B Shares)	21,800	1,927,832
Intrum Justitia AB	75,887	2,254,776
Nordea Bank AB	548,400	7,033,102
Svenska Cellulosa AB (SCA) (B Shares)	61,300	1,370,588
Svenska Handelsbanken AB (A Shares)	84,400	4,024,463
TOTAL SWEDEN		26,770,766
Switzerland - 2.5%
Clariant AG (Reg.)	151,250	2,633,100
Compagnie Financiere Richemont SA Series A	33,134	2,787,712
Lonza Group AG	47,211	5,196,326
Partners Group Holding AG	13,818	3,672,976
Roche Holding AG (participation certificate)	52,236	15,414,929
Schindler Holding AG (participation certificate)	11,367	1,587,824
Sonova Holding AG Class B	21,498	3,347,088
UBS AG	344,155	5,984,216
TOTAL SWITZERLAND		40,624,171

	Shares	Value
Taiwan - 0.1%
ECLAT Textile Co. Ltd.	5,757	$ 54,831
Merida Industry Co. Ltd.	309,750	2,136,303
TOTAL TAIWAN		2,191,134
Turkey - 0.1%
Logo Yazilim Sanayi Ve Ticar (a)	81,183	953,311
United Arab Emirates - 0.0%
Emaar Malls Group PJSC (a)	523,391	457,415
United Kingdom - 6.5%
Aberdeen Asset Management PLC	355,842	2,470,504
Advanced Computer Software Group PLC	365,100	630,775
Al Noor Hospitals Group PLC	210,800	3,436,239
Anglo American PLC (United Kingdom)	83,500	1,762,981
Associated British Foods PLC	48,600	2,141,109
B&M European Value Retail S.A.	406,743	1,618,534
BG Group PLC	406,800	6,779,741
BHP Billiton PLC	297,333	7,682,076
British American Tobacco PLC (United Kingdom)	139,500	7,906,524
BTG PLC (a)	73,200	884,090
Bunzl PLC	72,900	1,976,677
Diageo PLC	198,357	5,850,022
Exova Group Ltd. PLC (a)	565,900	1,536,696
Hikma Pharmaceuticals PLC	170,459	5,167,348
Hilton Food Group PLC	350,100	2,100,206
Howden Joinery Group PLC	360,800	1,975,659
ITV PLC	907,700	2,947,657
Jazztel PLC (a)	179,934	2,872,670
Liberty Global PLC:
Class A (a)	41,200	1,873,364
Class C	41,200	1,832,164
Lloyds Banking Group PLC (a)	3,487,300	4,306,431
London Stock Exchange Group PLC	198,381	6,394,604
Melrose PLC	702,900	2,879,663
Next PLC	56,500	5,825,188
Persimmon PLC	92,000	2,153,132
Poundland Group PLC (a)	248,394	1,251,671
Reckitt Benckiser Group PLC	46,700	3,922,064
Rex Bionics PLC (a)	100,000	264,750
Rotork PLC	44,510	1,819,228
SABMiller PLC	68,800	3,879,592
St. James's Place Capital PLC	335,400	3,997,218
Taylor Wimpey PLC	761,900	1,443,073
The Restaurant Group PLC	123,700	1,338,678
Ultra Electronics Holdings PLC	36,900	1,030,055
Vodafone Group PLC	35,309	117,419
Zoopla Property Group PLC	83,700	277,430
TOTAL UNITED KINGDOM		104,345,232
United States of America - 55.5%
Adobe Systems, Inc. (a)	657,200	46,082,864
Akorn, Inc. (a)	50,000	2,227,500
Common Stocks - continued
	Shares	Value
United States of America - continued
Alcoa, Inc.	242,000	$ 4,055,920
Alexion Pharmaceuticals, Inc. (a)	42,000	8,037,120
American Airlines Group, Inc.	67,500	2,791,125
Ameriprise Financial, Inc.	358,400	45,219,328
Amgen, Inc.	186,000	30,165,480
Ashland, Inc.	6,000	648,420
Bank of America Corp.	2,604,400	44,691,504
Bluebird Bio, Inc. (a)	3,100	130,169
Bristol-Myers Squibb Co.	88,000	5,120,720
Broadcom Corp. Class A	13,000	544,440
Cabot Oil & Gas Corp.	1,147,000	35,671,700
Caterpillar, Inc.	23,000	2,332,430
Celgene Corp. (a)	44,000	4,711,960
Chevron Corp.	34,800	4,174,260
Chimerix, Inc. (a)	3,900	121,056
Chipotle Mexican Grill, Inc. (a)	8,000	5,104,000
Church & Dwight Co., Inc.	55,000	3,982,550
Citigroup, Inc.	150,000	8,029,500
Comcast Corp. Class A	391,000	21,641,850
Constellation Brands, Inc. Class A (sub. vtg.) (a)	98,300	8,998,382
Cummins, Inc.	317,700	46,441,386
CVS Health Corp.	398,000	34,152,380
Domino's Pizza, Inc.	36,000	3,196,440
Dr. Pepper Snapple Group, Inc.	25,000	1,731,250
Dynegy, Inc.	271,500	8,280,750
Ecolab, Inc.	66,000	7,341,180
Enanta Pharmaceuticals, Inc. (a)	20,000	860,000
EOG Resources, Inc.	146,000	13,877,300
Facebook, Inc. Class A (a)	296,500	22,234,535
FedEx Corp.	59,000	9,876,600
Fidelity National Information Services, Inc.	20,000	1,167,800
Gilead Sciences, Inc. (a)	245,000	27,440,000
Global Payments, Inc.	94,000	7,567,000
Google, Inc.:
Class A (a)	53,800	30,551,406
Class C (a)	5,600	3,130,848
Illumina, Inc. (a)	11,500	2,214,670
inContact, Inc. (a)	167,000	1,486,300
Intercept Pharmaceuticals, Inc. (a)	40,500	10,464,795
Intuit, Inc.	216,000	19,010,160
Isis Pharmaceuticals, Inc. (a)	10,900	502,054
J.B. Hunt Transport Services, Inc.	19,000	1,515,630
Las Vegas Sands Corp.	10,800	672,408
M/A-COM Technology Solutions, Inc. (a)	35,000	769,650
Marriott International, Inc. Class A	140,000	10,605,000
MasterCard, Inc. Class A	348,000	29,145,000
McGraw Hill Financial, Inc.	658,400	59,572,032
Microsoft Corp.	263,000	12,347,850
Minerals Technologies, Inc.	5,000	383,550

	Shares	Value
Moody's Corp.	104,000	$ 10,319,920
MPLX LP	141,400	9,428,552
Neurocrine Biosciences, Inc. (a)	41,600	770,432
NewMarket Corp.	9,000	3,492,090
NextEra Energy Partners LP	142,664	5,215,796
NiSource, Inc.	116,000	4,878,960
Norfolk Southern Corp.	25,900	2,865,576
Philip Morris International, Inc.	95,000	8,455,950
Phillips 66 Partners LP	113,000	7,874,970
Piedmont Office Realty Trust, Inc. Class A	69,000	1,342,050
Pioneer Natural Resources Co.	47,000	8,885,820
Prestige Brands Holdings, Inc. (a)	330,000	11,688,600
Procter & Gamble Co.	43,000	3,752,610
Ralph Lauren Corp.	38,000	6,263,920
Regeneron Pharmaceuticals, Inc. (a)	13,000	5,118,360
salesforce.com, Inc. (a)	147,300	9,425,727
Southwest Airlines Co.	41,000	1,413,680
Spirit Airlines, Inc. (a)	101,700	7,435,287
Steel Dynamics, Inc.	536,000	12,333,360
Tableau Software, Inc. (a)	58,000	4,790,220
The Cooper Companies, Inc.	25,800	4,228,620
The Walt Disney Co.	93,000	8,498,340
TJX Companies, Inc.	281,900	17,849,908
Twitter, Inc.	12,000	497,640
Ultragenyx Pharma, Inc.	2,700	126,927
Union Pacific Corp.	275,800	32,116,910
United Therapeutics Corp. (a)	13,000	1,702,610
UnitedHealth Group, Inc.	53,000	5,035,530
VeriFone Systems, Inc. (a)	31,000	1,155,060
Visa, Inc. Class A	49,500	11,950,785
Wells Fargo & Co.	298,000	15,820,820
Workday, Inc. Class A (a)	2,100	200,508
Xcel Energy, Inc.	79,000	2,644,130
Zebra Technologies Corp. Class A (a)	208,000	15,340,000
TOTAL UNITED STATES OF AMERICA		893,939,920
TOTAL COMMON STOCKS (Cost $1,338,079,429)		1,561,035,659
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
Dynegy, Inc. 5.375% (a)	10,000	1,005,000
Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Volkswagen AG	28,200	6,009,368
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
United Kingdom - 0.0%
Rolls-Royce Group PLC	14,049,000	$ 22,474
TOTAL NONCONVERTIBLE PREFERRED STOCKS		6,031,842
TOTAL PREFERRED STOCKS (Cost $5,928,938)		7,036,842
Government Obligations - 0.1%
		Principal Amount (d)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% 11/13/14 to 1/29/15 (h) (Cost $719,986)		$ 720,000	719,995
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $1,935,053)	EUR	1,260,000	1,784,859
Money Market Funds - 2.4%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	33,251,704	33,251,704
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,781,703	5,781,703
TOTAL MONEY MARKET FUNDS (Cost $39,033,407)		39,033,407
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,385,696,813)		1,609,610,762
NET OTHER ASSETS (LIABILITIES) - 0.1%		904,697
NET ASSETS - 100%		$ 1,610,515,459
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
233 CME Nikkei 225 Index Contracts (United States)	Dec. 2014	$ 19,886,550	$ 1,511,445

The face value of futures purchased as a percentage of net assets is 1.2%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,784,859 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $719,995.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,417
Fidelity Securities Lending Cash Central Fund	257,113
Total	$ 311,530
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 167,457,641	$ 141,935,162	$ 25,522,479	$ -
Consumer Staples	139,727,752	93,580,760	46,146,992	-
Energy	114,720,590	90,279,150	24,441,440	-
Financials	313,122,093	241,461,678	71,660,415	-
Health Care	250,831,390	193,609,749	57,221,641	-
Industrials	175,594,310	159,179,263	16,415,047	-
Information Technology	288,567,640	252,345,855	36,221,785	-
Materials	61,910,060	49,435,071	12,474,989	-
Telecommunication Services	32,831,685	14,018,770	18,812,915	-
Utilities	23,309,340	22,024,636	1,284,704	-
Government Obligations	719,995	-	719,995	-
Preferred Securities	1,784,859	-	1,784,859	-
Money Market Funds	39,033,407	39,033,407	-	-
Total Investments in Securities:	$ 1,609,610,762	$ 1,296,903,501	$ 312,707,261	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 1,511,445	$ 1,511,445	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 66,970,909
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,511,445	$ -
Total Value of Derivatives	$ 1,511,445	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $3,897,100) - See accompanying schedule: Unaffiliated issuers (cost $1,346,663,406)	$ 1,570,577,355
Fidelity Central Funds (cost $39,033,407)	39,033,407
Total Investments (cost $1,385,696,813)		$ 1,609,610,762
Cash		3,350
Foreign currency held at value (cost $57,132)		57,016
Receivable for investments sold		42,137,859
Receivable for fund shares sold		945,961
Dividends receivable		1,864,975
Distributions receivable from Fidelity Central Funds		10,550
Receivable for daily variation margin for derivative instruments		1,467,900
Prepaid expenses		5,279
Other receivables		226,129
Total assets		1,656,329,781

Liabilities
Payable for investments purchased	$ 36,806,255
Payable for fund shares redeemed	1,524,993
Accrued management fee	891,569
Distribution and service plan fees payable	19,414
Other affiliated payables	302,735
Other payables and accrued expenses	487,653
Collateral on securities loaned, at value	5,781,703
Total liabilities		45,814,322

Net Assets		$ 1,610,515,459
Net Assets consist of:
Paid in capital		$ 1,236,050,746
Undistributed net investment income		4,393,839
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		145,182,155
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		224,888,719
Net Assets		$ 1,610,515,459

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,788,315 ÷ 1,371,015 shares)	$ 24.64

Maximum offering price per share (100/94.25 of $24.64)	$ 26.14
Class T: Net Asset Value and redemption price per share ($12,160,454 ÷ 496,647 shares)	$ 24.49

Maximum offering price per share (100/96.50 of $24.49)	$ 25.38
Class B: Net Asset Value and offering price per share ($573,329 ÷ 23,685 shares)A	$ 24.21

Class C: Net Asset Value and offering price per share ($9,228,701 ÷ 382,668 shares)A	$ 24.12

Worldwide: Net Asset Value, offering price and redemption price per share ($1,535,657,605 ÷ 61,614,266 shares)	$ 24.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,107,055 ÷ 770,140 shares)	$ 24.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014
Investment Income
Dividends		$ 24,388,189
Interest		9,437
Income from Fidelity Central Funds		311,530
Income before foreign taxes withheld		24,709,156
Less foreign taxes withheld		(1,502,198)
Total income		23,206,958

Expenses
Management fee Basic fee	$ 11,442,352
Performance adjustment	574,741
Transfer agent fees	3,156,183
Distribution and service plan fees	277,394
Accounting and security lending fees	566,834
Custodian fees and expenses	180,257
Independent trustees' compensation	6,862
Registration fees	113,464
Audit	72,168
Legal	6,276
Miscellaneous	11,835
Total expenses before reductions	16,408,366
Expense reductions	(46,611)	16,361,755
Net investment income (loss)		6,845,203
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	172,053,740
Foreign currency transactions	(76,041)
Futures contracts	853,976
Total net realized gain (loss)		172,831,675
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $383,180)	(79,988,970)
Assets and liabilities in foreign currencies	(75,883)
Futures contracts	1,263,413
Total change in net unrealized appreciation (depreciation)		(78,801,440)
Net gain (loss)		94,030,235
Net increase (decrease) in net assets resulting from operations		$ 100,875,438

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,845,203	$ 5,393,168
Net realized gain (loss)	172,831,675	127,458,993
Change in net unrealized appreciation (depreciation)	(78,801,440)	200,895,469
Net increase (decrease) in net assets resulting from operations	100,875,438	333,747,630
Distributions to shareholders from net investment income	(5,150,888)	(8,778,977)
Distributions to shareholders from net realized gain	(120,193,686)	(4,461,887)
Total distributions	(125,344,574)	(13,240,864)
Share transactions - net increase (decrease)	109,931,356	92,658,787
Redemption fees	28,125	24,982
Total increase (decrease) in net assets	85,490,345	413,190,535

Net Assets
Beginning of period	1,525,025,114	1,111,834,579
End of period (including undistributed net investment income of $4,393,839 and undistributed net investment income of $5,154,082, respectively)	$ 1,610,515,459	$ 1,525,025,114

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.18	$ 19.69	$ 17.89	$ 17.50	$ 14.96
Income from Investment Operations
Net investment income (loss) B	.02	.02	.10	.05	.03
Net realized and unrealized gain (loss)	1.46	5.66	1.72	.47	2.63
Total from investment operations	1.48	5.68	1.82	.52	2.66
Distributions from net investment income	(.04)	(.11)	(.02)	(.08)	(.10)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(2.02)	(.19)	(.02)	(.13)	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.64	$ 25.18	$ 19.69	$ 17.89	$ 17.50
Total Return A, G	6.29%	29.10%	10.20%	2.94%	17.85%
Ratios to Average Net Assets C, E
Expenses before reductions	1.31%	1.45%	1.43%	1.41%	1.43%
Expenses net of fee waivers, if any	1.31%	1.45%	1.43%	1.40%	1.43%
Expenses net of all reductions	1.31%	1.42%	1.41%	1.38%	1.41%
Net investment income (loss)	.10%	.09%	.52%	.28%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,788	$ 28,661	$ 18,723	$ 13,153	$ 7,530
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total returns do not include the effect of the sales charges.

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.05	$ 19.61	$ 17.83	$ 17.46	$ 14.94
Income from Investment Operations
Net investment income (loss) B	(.04)	(.04)	.05	.01	(.01)
Net realized and unrealized gain (loss)	1.46	5.63	1.73	.45	2.62
Total from investment operations	1.42	5.59	1.78	.46	2.61
Distributions from net investment income	-	(.07)	-	(.04)	(.08)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(1.98)	(.15)	-	(.09)	(.09) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.49	$ 25.05	$ 19.61	$ 17.83	$ 17.46
Total ReturnA, H	6.05%	28.73%	9.98%	2.61%	17.53%
Ratios to Average Net Assets C, E
Expenses before reductions	1.58%	1.71%	1.68%	1.66%	1.70%
Expenses net of fee waivers, if any	1.58%	1.70%	1.68%	1.65%	1.70%
Expenses net of all reductions	1.58%	1.68%	1.66%	1.63%	1.68%
Net investment income (loss)	(.17)%	(.16)%	.26%	.03%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,160	$ 9,822	$ 5,550	$ 2,187	$ 1,120
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

H Total returns do not include the effect of the sales charges.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.82	$ 19.44	$ 17.77	$ 17.39	$ 14.89
Income from Investment Operations
Net investment income (loss) B	(.17)	(.14)	(.04)	(.09)	(.09)
Net realized and unrealized gain (loss)	1.45	5.59	1.71	.47	2.61
Total from investment operations	1.28	5.45	1.67	.38	2.52
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(1.89)	(.07)	-	-	(.01)
Total distributions	(1.89)	(.07)	-	-	(.02)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.21	$ 24.82	$ 19.44	$ 17.77	$ 17.39
Total ReturnA, G	5.49%	28.13%	9.40%	2.19%	16.92%
Ratios to Average Net Assets C, E
Expenses before reductions	2.09%	2.19%	2.18%	2.16%	2.19%
Expenses net of fee waivers, if any	2.09%	2.19%	2.18%	2.16%	2.19%
Expenses net of all reductions	2.09%	2.17%	2.16%	2.13%	2.17%
Net investment income (loss)	(.68)%	(.65)%	(.23)%	(.47)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 573	$ 710	$ 304	$ 256	$ 305
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total returns do not include the effect of the contingent deferred sales charge.

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.78	$ 19.41	$ 17.74	$ 17.36	$ 14.89
Income from Investment Operations
Net investment income (loss) B	(.15)	(.14)	(.04)	(.09)	(.09)
Net realized and unrealized gain (loss)	1.44	5.58	1.71	.47	2.61
Total from investment operations	1.29	5.44	1.67	.38	2.52
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	(1.95)	(.07)	-	-	(.02)
Total distributions	(1.95)	(.07)	-	-	(.05)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.12	$ 24.78	$ 19.41	$ 17.74	$ 17.36
Total ReturnA, G	5.55%	28.12%	9.41%	2.19%	16.94%
Ratios to Average Net Assets C, E
Expenses before reductions	2.04%	2.15%	2.18%	2.16%	2.19%
Expenses net of fee waivers, if any	2.04%	2.14%	2.18%	2.15%	2.19%
Expenses net of all reductions	2.03%	2.12%	2.16%	2.13%	2.16%
Net investment income (loss)	(.63)%	(.60)%	(.23)%	(.47)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,229	$ 10,778	$ 1,726	$ 1,297	$ 710
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total returns do not include the effect of the contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 19.85	$ 18.02	$ 17.58	$ 14.98
Income from Investment Operations
Net investment income (loss) B	.11	.10	.16	.11	.08
Net realized and unrealized gain (loss)	1.47	5.70	1.74	.48	2.63
Total from investment operations	1.58	5.80	1.90	.59	2.71
Distributions from net investment income	(.09)	(.16)	(.07)	(.10)	(.10)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(2.07)	(.24)	(.07)	(.15)	(.11) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.92	$ 25.41	$ 19.85	$ 18.02	$ 17.58
Total ReturnA	6.64%	29.54%	10.56%	3.32%	18.18%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.11%	1.11%	1.08%	1.15%
Expenses net of fee waivers, if any	.97%	1.11%	1.11%	1.08%	1.15%
Expenses net of all reductions	.97%	1.08%	1.09%	1.05%	1.12%
Net investment income (loss)	.44%	.43%	.84%	.60%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,535,658	$ 1,464,415	$ 1,081,240	$ 1,114,694	$ 1,087,928
Portfolio turnover rateD	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.31	$ 19.78	$ 17.98	$ 17.57	$ 15.00
Income from Investment Operations
Net investment income (loss) B	.10	.08	.14	.10	.07
Net realized and unrealized gain (loss)	1.47	5.68	1.74	.47	2.63
Total from investment operations	1.57	5.76	1.88	.57	2.70
Distributions from net investment income	(.09)	(.15)	(.08)	(.11)	(.11)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(2.07)	(.23)	(.08)	(.16)	(.13)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.81	$ 25.31	$ 19.78	$ 17.98	$ 17.57
Total ReturnA	6.63%	29.44%	10.49%	3.23%	18.08%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	1.17%	1.18%	1.13%	1.21%
Expenses net of fee waivers, if any	1.01%	1.17%	1.18%	1.13%	1.21%
Expenses net of all reductions	1.00%	1.14%	1.16%	1.10%	1.19%
Net investment income (loss)	.40%	.37%	.77%	.56%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,107	$ 10,639	$ 4,291	$ 3,086	$ 335
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 246,298,830
Gross unrealized depreciation	(29,903,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 216,394,908
Tax Cost	$ 1,393,215,854

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 42,850,357
Undistributed long-term capital gain	$ 115,756,672
Net unrealized appreciation (depreciation)	$ 216,241,413

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 60,576,806	$ 9,335,754
Long-term Capital Gains	64,767,768	3,905,110
Total	$ 125,344,574	$ 13,240,864

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $853,976 and a change in net unrealized appreciation (depreciation) of $1,263,413 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,595,162,561 and $2,595,360,228, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 87,058	$ 2,176
Class T	.25%	.25%	58,628	-
Class B	.75%	.25%	6,825	5,126
Class C	.75%	.25%	124,883	34,410
			$ 277,394	$ 41,712

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,870
Class T	3,810
Class B*	373
Class C*	1,155
$ 16,208

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 95,647.27
Class T	34,201.29
Class B	2,081.31
Class C	30,847.25
Worldwide	2,950,931.19
Institutional Class	42,476.22
	$ 3,156,183

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $40,399 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $257,113, including $224 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $38,730 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $46.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,835.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 57,794	$ 102,433
Class T	-	21,836
Worldwide	5,057,508	8,622,428
Institutional Class	35,586	32,280
Total	$ 5,150,888	$ 8,778,977
From net realized gain
Class A	$ 2,599,391	$ 75,180
Class T	810,701	23,606
Class B	53,916	1,126
Class C	885,815	6,545
Worldwide	115,043,586	4,338,328
Institutional Class	800,277	17,102
Total	$ 120,193,686	$ 4,461,887

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	709,213	491,761	$ 17,501,865	$ 11,054,215
Reinvestment of distributions	85,789	6,945	2,012,595	138,266
Shares redeemed	(562,117)	(311,295)	(13,679,354)	(6,852,432)
Net increase (decrease)	232,885	187,411	$ 5,835,106	$ 4,340,049
Class T
Shares sold	155,056	169,111	$ 3,796,964	$ 3,777,852
Reinvestment of distributions	34,508	2,272	806,094	45,089
Shares redeemed	(85,012)	(62,341)	(2,065,257)	(1,376,268)
Net increase (decrease)	104,552	109,042	$ 2,537,801	$ 2,446,673
Class B
Shares sold	2,039	20,337	$ 49,170	$ 444,905
Reinvestment of distributions	2,097	53	48,630	1,043
Shares redeemed	(9,052)	(7,424)	(216,921)	(167,624)
Net increase (decrease)	(4,916)	12,966	$ (119,121)	$ 278,324
Class C
Shares sold	248,585	396,584	$ 5,972,479	$ 8,655,233
Reinvestment of distributions	37,261	325	860,745	6,404
Shares redeemed	(338,100)	(50,941)	(8,231,135)	(1,138,699)
Net increase (decrease)	(52,254)	345,968	$ (1,397,911)	$ 7,522,938
Worldwide
Shares sold	11,485,871	11,150,143	$ 284,805,787	$ 252,015,125
Reinvestment of distributions	4,935,503	628,809	116,724,635	12,588,791
Shares redeemed	(12,442,606)	(8,612,327)	(307,898,131)	(191,232,967)
Net increase (decrease)	3,978,768	3,166,625	$ 93,632,291	$ 73,370,949
Institutional Class
Shares sold	1,351,408	275,603	$ 33,384,372	$ 6,347,280
Reinvestment of distributions	32,218	2,425	758,744	48,393
Shares redeemed	(1,033,793)	(74,630)	(24,699,926)	(1,695,819)
Net increase (decrease)	349,833	203,398	$ 9,443,190	$ 4,699,854

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/08/14	12/05/14	$2.403
Class T	12/08/14	12/05/14	$2.326
Class B	12/08/14	12/05/14	$2.103
Class C	12/08/14	12/05/14	$2.086

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $115,756,672, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 5%, Class T designates 5%, Class B designates 6%, and Class C designates 5% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 22%, Class T designates 23%, Class B designates 26% and Class C designates 24% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Worldwide Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Worldwide Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)

AWLD-UANN-1214
1.883445.105

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

Worldwide Fund

Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Worldwide Fund

Contents

Performance	3	How the fund has done over time.
Management's Discussion of Fund Performance	4	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Changes	6	A summary of major shifts in the fund's investments over the past six months.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	13	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	18	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers	26
Distributions	32
Board Approval of Investment Advisory Contracts and Management Fees	33

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	6.63%	13.20%	8.68%

A The initial offering of Institutional Class took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Institutional Class, on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. The MSCI EAFE Index, representing non-U.S. developed markets, returned -0.48% for the year, driven partly by late-period concern that the eurozone could slip into deflation. The MSCI Emerging Markets Index returned 0.98% for the year, held back for much of the period by concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity Advisor® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the year, the fund's Institutional Class shares returned 6.63%, lagging the 9.10% gain of the MSCI World Index. The fund targeted companies with above-average earnings growth and reasonable share prices. Security selection in the U.S., largely in energy, hurt relative performance the most. Individual detractors included natural gas-focused producer and top-10 holding Cabot Oil & Gas, which saw its stock decline as pipeline capacity constraints pressured pricing. An investment in oil producer Range Resources fell as crude oil prices slid, and was no longer held at period end. Stock picks in materials, consumer discretionary and information technology also hindered results. In tech, not owning index component Apple hurt performance, as a huge share buyback program and new product rollouts drove the stock higher. By contrast, health care and financials helped versus the index. U.S-based winners included Illumina, a leader in the fast-growing gene sequencing market, and McGraw Hill Financial, a diversified financials firm benefiting from a restructuring and improving prospects in its overseas bond-ratings business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.26%
Actual		$ 1,000.00	$ 1,024.10	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.41
Class T	1.53%
Actual		$ 1,000.00	$ 1,023.40	$ 7.80
HypotheticalA		$ 1,000.00	$ 1,017.49	$ 7.78
Class B	2.03%
Actual		$ 1,000.00	$ 1,020.70	$ 10.34
HypotheticalA		$ 1,000.00	$ 1,014.97	$ 10.31
Class C	1.99%
Actual		$ 1,000.00	$ 1,020.70	$ 10.14
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Worldwide	.92%
Actual		$ 1,000.00	$ 1,025.90	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,026.10	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America*	58.1%
Japan	7.1%
United Kingdom	6.5%
Ireland	3.3%
Germany	2.7%
Switzerland	2.5%
France	2.1%
Australia	1.8%
Sweden	1.7%
Other	14.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United States of America*	55.3%
Japan	7.2%
United Kingdom	6.7%
Germany	4.5%
France	3.9%
Switzerland	3.8%
Ireland	2.6%
Sweden	2.3%
Netherlands	1.9%
Other	11.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.5	94.4
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	1.4	5.5
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
McGraw Hill Financial, Inc. (United States of America, Diversified Financial Services)	3.7	3.1
Cummins, Inc. (United States of America, Machinery)	2.9	2.8
Adobe Systems, Inc. (United States of America, Software)	2.9	2.3
Ameriprise Financial, Inc. (United States of America, Capital Markets)	2.8	1.8
Bank of America Corp. (United States of America, Banks)	2.8	0.0
Cabot Oil & Gas Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.2	3.0
CVS Health Corp. (United States of America, Food & Staples Retailing)	2.1	0.6
Union Pacific Corp. (United States of America, Road & Rail)	2.0	1.2
Google, Inc. Class A (United States of America, Internet Software & Services)	1.9	2.2
Amgen, Inc. (United States of America, Biotechnology)	1.9	0.0
	25.2
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.6	16.1
Information Technology	18.0	14.3
Health Care	15.0	12.9
Industrials	11.1	14.7
Consumer Discretionary	10.4	12.7
Consumer Staples	8.7	6.5
Energy	7.2	9.3
Materials	3.9	3.1
Telecommunication Services	2.1	2.5
Utilities	1.4	1.4

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 1.8%
Ansell Ltd.	174,223	$ 3,055,983
Asaleo Care Ltd. (a)	1,507,430	2,692,567
Australia & New Zealand Banking Group Ltd.	363,547	10,757,566
G8 Education Ltd.	371,789	1,642,817
Greencross Ltd. (e)	75,444	569,676
Ramsay Health Care Ltd.	80,656	3,728,596
Regis Healthcare Ltd. (a)	334,690	1,269,265
Spotless Group Holdings Ltd.	1,248,598	2,112,610
Woodside Petroleum Ltd.	110,394	3,921,237
TOTAL AUSTRALIA		29,750,317
Austria - 0.1%
Andritz AG	28,200	1,361,252
Bailiwick of Jersey - 0.8%
Glencore Xstrata PLC	609,661	3,119,904
MySale Group PLC	608,400	1,849,189
Shire PLC	70,800	4,750,463
Wolseley PLC	60,267	3,197,891
TOTAL BAILIWICK OF JERSEY		12,917,447
Belgium - 0.8%
Anheuser-Busch InBev SA NV	66,411	7,364,608
Arseus NV	16,100	643,605
KBC Groupe SA (a)	83,968	4,498,347
TOTAL BELGIUM		12,506,560
Bermuda - 0.5%
BW Offshore Ltd.	560,800	687,598
Invesco Ltd.	22,000	890,340
Noble Group Ltd.	1,453,000	1,352,537
PAX Global Technology Ltd. (a)	4,187,000	4,497,056
Travelport Worldwide Ltd.	84,900	1,226,805
TOTAL BERMUDA		8,654,336
Canada - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	86,100	2,922,075
Constellation Software, Inc.	16,100	4,535,513
First Quantum Minerals Ltd.	227,100	3,425,491
Imperial Oil Ltd.	74,900	3,603,946
Potash Corp. of Saskatchewan, Inc.	52,600	1,795,415
PrairieSky Royalty Ltd.	97,200	2,992,627
Suncor Energy, Inc.	61,100	2,169,577
TransForce, Inc.	90,200	2,205,680
TOTAL CANADA		23,650,324
Cayman Islands - 1.2%
Alibaba Group Holding Ltd. sponsored ADR	93,700	9,238,820
Baidu.com, Inc. sponsored ADR (a)	11,200	2,674,224
ENN Energy Holdings Ltd.	198,000	1,284,704
Greatview Aseptic Pack Co. Ltd.	1,799,000	1,184,325

	Shares	Value
International Housewares Retail Co. Ltd.	4,864,000	$ 1,336,107
Sands China Ltd.	237,600	1,481,938
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	53,700	2,024,490
TOTAL CAYMAN ISLANDS		19,224,608
China - 0.0%
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	35,259	110,803
Colombia - 0.1%
Grupo Aval Acciones y Valores SA ADR	119,371	1,609,121
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	31,822	28,762
Denmark - 0.8%
ISS Holdings A/S (a)	45,600	1,271,380
Novo Nordisk A/S Series B	120,580	5,450,544
Pandora A/S	34,300	2,887,448
Vestas Wind Systems A/S (a)	116,400	3,896,005
TOTAL DENMARK		13,505,377
Finland - 0.3%
Sampo Oyj (A Shares)	99,200	4,745,007
France - 2.1%
Atos Origin SA	33,157	2,289,028
AXA SA	100,800	2,325,506
BNP Paribas SA	58,430	3,671,329
Bureau Veritas SA	44,200	1,092,830
Havas SA	390,700	3,157,957
Numericable Group SA (e)	52,300	1,933,422
Numericable Group SA rights 11/12/14 (a)	52,300	1,550,670
Rexel SA	68,910	1,157,583
Schneider Electric SA	41,300	3,254,360
SR Teleperformance SA	18,900	1,190,385
Total SA	211,400	12,621,279
TOTAL FRANCE		34,244,349
Germany - 2.3%
Aareal Bank AG	63,891	2,735,821
Bayer AG	69,000	9,809,721
Continental AG	18,700	3,670,921
Drillisch AG	127,100	4,410,335
GEA Group AG	85,127	3,914,509
KION Group AG	95,589	3,476,229
LEG Immobilien AG	46,330	3,196,117
Siemens AG	39,197	4,421,163
Symrise AG	32,500	1,827,641
TOTAL GERMANY		37,462,457
Greece - 0.1%
Folli Follie SA	59,300	1,939,538
Common Stocks - continued
	Shares	Value
Hong Kong - 0.9%
AIA Group Ltd.	1,245,400	$ 6,949,861
Techtronic Industries Co. Ltd.	2,162,500	6,769,927
TOTAL HONG KONG		13,719,788
India - 1.4%
Bharti Infratel Ltd.	702,057	3,364,565
Container Corp. of India Ltd.	33,567	740,596
Housing Development Finance Corp. Ltd.	454,567	8,186,405
Info Edge India Ltd.	114,845	1,578,147
Lupin Ltd.	189,814	4,394,837
The Jammu & Kashmir Bank Ltd.	460,230	1,042,628
Titan Co. Ltd. (a)	144,739	950,786
Yes Bank Ltd.	202,552	2,293,637
TOTAL INDIA		22,551,601
Indonesia - 0.3%
PT Bank Central Asia Tbk	2,635,200	2,844,806
PT Bank Rakyat Indonesia Tbk	2,837,700	2,600,457
TOTAL INDONESIA		5,445,263
Ireland - 3.2%
Actavis PLC (a)	73,000	17,720,020
Alkermes PLC (a)	120,610	6,096,836
Bank of Ireland (a)	3,692,100	1,459,745
Glanbia PLC	156,100	2,202,644
Greencore Group PLC	2,008,941	8,432,756
James Hardie Industries PLC CDI	173,026	1,845,607
Kerry Group PLC Class A	59,000	4,006,584
Mallinckrodt PLC (a)	91,000	8,388,380
Perrigo Co. PLC	11,000	1,775,950
TOTAL IRELAND		51,928,522
Israel - 0.2%
Bezeq The Israel Telecommunication Corp. Ltd.	1,579,900	2,670,962
Italy - 0.4%
De Longhi SpA	149,600	2,920,802
Telecom Italia SpA (a)(e)	2,254,200	2,554,645
World Duty Free SpA (a)	159,397	1,349,300
TOTAL ITALY		6,824,747
Japan - 7.1%
A/S One Corp.	67,300	1,923,224
ABC-MART, Inc.	21,800	1,257,003
ACOM Co. Ltd. (a)(e)	450,600	1,501,962
Aozora Bank Ltd.	678,000	2,383,108
Astellas Pharma, Inc.	616,500	9,568,386
Broadleaf Co. Ltd.	112,100	1,771,758
Coca-Cola Central Japan Co. Ltd.	98,800	1,777,715
Dentsu, Inc.	57,100	2,122,950
Don Quijote Holdings Co. Ltd.	48,500	2,905,921

	Shares	Value
Hitachi Ltd.	409,000	$ 3,213,707
Hoya Corp.	165,700	5,863,600
Japan Exchange Group, Inc.	144,800	3,591,921
Japan Tobacco, Inc.	220,900	7,536,899
KDDI Corp.	97,000	6,369,937
Keyence Corp.	17,060	8,266,981
NEC Corp.	1,525,000	5,392,977
Nippon Kanzai Co. Ltd.	600	15,653
Olympus Corp. (a)	95,600	3,432,526
OMRON Corp.	119,100	5,637,559
ORIX Corp.	289,400	4,016,943
Park24 Co. Ltd.	83,900	1,269,553
Rakuten, Inc.	333,200	3,757,321
Santen Pharmaceutical Co. Ltd.	35,100	2,094,998
Seven & i Holdings Co., Ltd.	158,600	6,194,302
Seven Bank Ltd.	1,032,700	4,312,969
Ship Healthcare Holdings, Inc.	67,000	1,568,214
SoftBank Corp.	88,000	6,406,349
Sundrug Co. Ltd.	53,300	2,574,794
Toshiba Plant Systems & Services Corp.	112,200	1,878,036
Tsuruha Holdings, Inc.	70,100	4,138,758
VT Holdings Co. Ltd.	280,200	1,106,575
TOTAL JAPAN		113,852,599
Kenya - 0.2%
Safaricom Ltd.	18,905,500	2,578,503
Korea (South) - 0.4%
Medy-Tox, Inc.	8,652	2,009,911
Naturalendo Tech Co. Ltd.	11,955	624,206
NAVER Corp.	3,720	2,610,538
Samsung SDI Co. Ltd.	12,643	1,482,643
TOTAL KOREA (SOUTH)		6,727,298
Luxembourg - 0.3%
Altice SA	69,600	4,333,924
Grand City Properties SA (a)	102,900	1,318,505
TOTAL LUXEMBOURG		5,652,429
Marshall Islands - 0.1%
Hoegh LNG Partners LP	43,446	912,800
Netherlands - 1.5%
AEGON NV	292,700	2,385,637
AerCap Holdings NV (a)	100,300	4,347,002
IMCD Group BV	122,100	3,366,212
ING Groep NV (Certificaten Van Aandelen) (a)	243,100	3,481,280
LyondellBasell Industries NV Class A	500	45,815
NXP Semiconductors NV (a)	104,000	7,140,640
Royal DSM NV	48,538	3,039,141
TOTAL NETHERLANDS		23,805,727
Common Stocks - continued
	Shares	Value
New Zealand - 0.3%
EBOS Group Ltd.	295,468	$ 2,204,137
Ryman Healthcare Group Ltd.	459,616	2,719,274
TOTAL NEW ZEALAND		4,923,411
Philippines - 0.3%
Alliance Global Group, Inc.	4,919,115	2,766,803
SM Investments Corp.	106,630	1,858,096
TOTAL PHILIPPINES		4,624,899
Portugal - 0.1%
CTT Correios de Portugal SA	153,154	1,418,325
Singapore - 0.1%
Ezion Holdings Ltd.	950,400	1,119,183
South Africa - 0.2%
Distell Group Ltd.	126,410	1,530,020
Naspers Ltd. Class N	19,700	2,451,643
TOTAL SOUTH AFRICA		3,981,663
Spain - 1.1%
Amadeus IT Holding SA Class A	142,500	5,232,215
Atresmedia Corporacion de Medios de Comunicacion SA	93,500	1,369,712
Banco Bilbao Vizcaya Argentaria SA	318,362	3,560,843
Criteria CaixaCorp SA	623,093	3,397,387
Inditex SA	133,345	3,745,575
TOTAL SPAIN		17,305,732
Sweden - 1.7%
ASSA ABLOY AB (B Shares)	141,600	7,499,815
H&M Hennes & Mauritz AB (B Shares)	66,882	2,660,190
HEXPOL AB (B Shares)	21,800	1,927,832
Intrum Justitia AB	75,887	2,254,776
Nordea Bank AB	548,400	7,033,102
Svenska Cellulosa AB (SCA) (B Shares)	61,300	1,370,588
Svenska Handelsbanken AB (A Shares)	84,400	4,024,463
TOTAL SWEDEN		26,770,766
Switzerland - 2.5%
Clariant AG (Reg.)	151,250	2,633,100
Compagnie Financiere Richemont SA Series A	33,134	2,787,712
Lonza Group AG	47,211	5,196,326
Partners Group Holding AG	13,818	3,672,976
Roche Holding AG (participation certificate)	52,236	15,414,929
Schindler Holding AG (participation certificate)	11,367	1,587,824
Sonova Holding AG Class B	21,498	3,347,088
UBS AG	344,155	5,984,216
TOTAL SWITZERLAND		40,624,171

	Shares	Value
Taiwan - 0.1%
ECLAT Textile Co. Ltd.	5,757	$ 54,831
Merida Industry Co. Ltd.	309,750	2,136,303
TOTAL TAIWAN		2,191,134
Turkey - 0.1%
Logo Yazilim Sanayi Ve Ticar (a)	81,183	953,311
United Arab Emirates - 0.0%
Emaar Malls Group PJSC (a)	523,391	457,415
United Kingdom - 6.5%
Aberdeen Asset Management PLC	355,842	2,470,504
Advanced Computer Software Group PLC	365,100	630,775
Al Noor Hospitals Group PLC	210,800	3,436,239
Anglo American PLC (United Kingdom)	83,500	1,762,981
Associated British Foods PLC	48,600	2,141,109
B&M European Value Retail S.A.	406,743	1,618,534
BG Group PLC	406,800	6,779,741
BHP Billiton PLC	297,333	7,682,076
British American Tobacco PLC (United Kingdom)	139,500	7,906,524
BTG PLC (a)	73,200	884,090
Bunzl PLC	72,900	1,976,677
Diageo PLC	198,357	5,850,022
Exova Group Ltd. PLC (a)	565,900	1,536,696
Hikma Pharmaceuticals PLC	170,459	5,167,348
Hilton Food Group PLC	350,100	2,100,206
Howden Joinery Group PLC	360,800	1,975,659
ITV PLC	907,700	2,947,657
Jazztel PLC (a)	179,934	2,872,670
Liberty Global PLC:
Class A (a)	41,200	1,873,364
Class C	41,200	1,832,164
Lloyds Banking Group PLC (a)	3,487,300	4,306,431
London Stock Exchange Group PLC	198,381	6,394,604
Melrose PLC	702,900	2,879,663
Next PLC	56,500	5,825,188
Persimmon PLC	92,000	2,153,132
Poundland Group PLC (a)	248,394	1,251,671
Reckitt Benckiser Group PLC	46,700	3,922,064
Rex Bionics PLC (a)	100,000	264,750
Rotork PLC	44,510	1,819,228
SABMiller PLC	68,800	3,879,592
St. James's Place Capital PLC	335,400	3,997,218
Taylor Wimpey PLC	761,900	1,443,073
The Restaurant Group PLC	123,700	1,338,678
Ultra Electronics Holdings PLC	36,900	1,030,055
Vodafone Group PLC	35,309	117,419
Zoopla Property Group PLC	83,700	277,430
TOTAL UNITED KINGDOM		104,345,232
United States of America - 55.5%
Adobe Systems, Inc. (a)	657,200	46,082,864
Akorn, Inc. (a)	50,000	2,227,500
Common Stocks - continued
	Shares	Value
United States of America - continued
Alcoa, Inc.	242,000	$ 4,055,920
Alexion Pharmaceuticals, Inc. (a)	42,000	8,037,120
American Airlines Group, Inc.	67,500	2,791,125
Ameriprise Financial, Inc.	358,400	45,219,328
Amgen, Inc.	186,000	30,165,480
Ashland, Inc.	6,000	648,420
Bank of America Corp.	2,604,400	44,691,504
Bluebird Bio, Inc. (a)	3,100	130,169
Bristol-Myers Squibb Co.	88,000	5,120,720
Broadcom Corp. Class A	13,000	544,440
Cabot Oil & Gas Corp.	1,147,000	35,671,700
Caterpillar, Inc.	23,000	2,332,430
Celgene Corp. (a)	44,000	4,711,960
Chevron Corp.	34,800	4,174,260
Chimerix, Inc. (a)	3,900	121,056
Chipotle Mexican Grill, Inc. (a)	8,000	5,104,000
Church & Dwight Co., Inc.	55,000	3,982,550
Citigroup, Inc.	150,000	8,029,500
Comcast Corp. Class A	391,000	21,641,850
Constellation Brands, Inc. Class A (sub. vtg.) (a)	98,300	8,998,382
Cummins, Inc.	317,700	46,441,386
CVS Health Corp.	398,000	34,152,380
Domino's Pizza, Inc.	36,000	3,196,440
Dr. Pepper Snapple Group, Inc.	25,000	1,731,250
Dynegy, Inc.	271,500	8,280,750
Ecolab, Inc.	66,000	7,341,180
Enanta Pharmaceuticals, Inc. (a)	20,000	860,000
EOG Resources, Inc.	146,000	13,877,300
Facebook, Inc. Class A (a)	296,500	22,234,535
FedEx Corp.	59,000	9,876,600
Fidelity National Information Services, Inc.	20,000	1,167,800
Gilead Sciences, Inc. (a)	245,000	27,440,000
Global Payments, Inc.	94,000	7,567,000
Google, Inc.:
Class A (a)	53,800	30,551,406
Class C (a)	5,600	3,130,848
Illumina, Inc. (a)	11,500	2,214,670
inContact, Inc. (a)	167,000	1,486,300
Intercept Pharmaceuticals, Inc. (a)	40,500	10,464,795
Intuit, Inc.	216,000	19,010,160
Isis Pharmaceuticals, Inc. (a)	10,900	502,054
J.B. Hunt Transport Services, Inc.	19,000	1,515,630
Las Vegas Sands Corp.	10,800	672,408
M/A-COM Technology Solutions, Inc. (a)	35,000	769,650
Marriott International, Inc. Class A	140,000	10,605,000
MasterCard, Inc. Class A	348,000	29,145,000
McGraw Hill Financial, Inc.	658,400	59,572,032
Microsoft Corp.	263,000	12,347,850
Minerals Technologies, Inc.	5,000	383,550

	Shares	Value
Moody's Corp.	104,000	$ 10,319,920
MPLX LP	141,400	9,428,552
Neurocrine Biosciences, Inc. (a)	41,600	770,432
NewMarket Corp.	9,000	3,492,090
NextEra Energy Partners LP	142,664	5,215,796
NiSource, Inc.	116,000	4,878,960
Norfolk Southern Corp.	25,900	2,865,576
Philip Morris International, Inc.	95,000	8,455,950
Phillips 66 Partners LP	113,000	7,874,970
Piedmont Office Realty Trust, Inc. Class A	69,000	1,342,050
Pioneer Natural Resources Co.	47,000	8,885,820
Prestige Brands Holdings, Inc. (a)	330,000	11,688,600
Procter & Gamble Co.	43,000	3,752,610
Ralph Lauren Corp.	38,000	6,263,920
Regeneron Pharmaceuticals, Inc. (a)	13,000	5,118,360
salesforce.com, Inc. (a)	147,300	9,425,727
Southwest Airlines Co.	41,000	1,413,680
Spirit Airlines, Inc. (a)	101,700	7,435,287
Steel Dynamics, Inc.	536,000	12,333,360
Tableau Software, Inc. (a)	58,000	4,790,220
The Cooper Companies, Inc.	25,800	4,228,620
The Walt Disney Co.	93,000	8,498,340
TJX Companies, Inc.	281,900	17,849,908
Twitter, Inc.	12,000	497,640
Ultragenyx Pharma, Inc.	2,700	126,927
Union Pacific Corp.	275,800	32,116,910
United Therapeutics Corp. (a)	13,000	1,702,610
UnitedHealth Group, Inc.	53,000	5,035,530
VeriFone Systems, Inc. (a)	31,000	1,155,060
Visa, Inc. Class A	49,500	11,950,785
Wells Fargo & Co.	298,000	15,820,820
Workday, Inc. Class A (a)	2,100	200,508
Xcel Energy, Inc.	79,000	2,644,130
Zebra Technologies Corp. Class A (a)	208,000	15,340,000
TOTAL UNITED STATES OF AMERICA		893,939,920
TOTAL COMMON STOCKS (Cost $1,338,079,429)		1,561,035,659
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
Dynegy, Inc. 5.375% (a)	10,000	1,005,000
Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Volkswagen AG	28,200	6,009,368
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
United Kingdom - 0.0%
Rolls-Royce Group PLC	14,049,000	$ 22,474
TOTAL NONCONVERTIBLE PREFERRED STOCKS		6,031,842
TOTAL PREFERRED STOCKS (Cost $5,928,938)		7,036,842
Government Obligations - 0.1%
		Principal Amount (d)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% 11/13/14 to 1/29/15 (h) (Cost $719,986)		$ 720,000	719,995
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $1,935,053)	EUR	1,260,000	1,784,859
Money Market Funds - 2.4%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	33,251,704	33,251,704
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,781,703	5,781,703
TOTAL MONEY MARKET FUNDS (Cost $39,033,407)		39,033,407
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,385,696,813)		1,609,610,762
NET OTHER ASSETS (LIABILITIES) - 0.1%		904,697
NET ASSETS - 100%		$ 1,610,515,459
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
233 CME Nikkei 225 Index Contracts (United States)	Dec. 2014	$ 19,886,550	$ 1,511,445

The face value of futures purchased as a percentage of net assets is 1.2%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,784,859 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $719,995.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,417
Fidelity Securities Lending Cash Central Fund	257,113
Total	$ 311,530
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 167,457,641	$ 141,935,162	$ 25,522,479	$ -
Consumer Staples	139,727,752	93,580,760	46,146,992	-
Energy	114,720,590	90,279,150	24,441,440	-
Financials	313,122,093	241,461,678	71,660,415	-
Health Care	250,831,390	193,609,749	57,221,641	-
Industrials	175,594,310	159,179,263	16,415,047	-
Information Technology	288,567,640	252,345,855	36,221,785	-
Materials	61,910,060	49,435,071	12,474,989	-
Telecommunication Services	32,831,685	14,018,770	18,812,915	-
Utilities	23,309,340	22,024,636	1,284,704	-
Government Obligations	719,995	-	719,995	-
Preferred Securities	1,784,859	-	1,784,859	-
Money Market Funds	39,033,407	39,033,407	-	-
Total Investments in Securities:	$ 1,609,610,762	$ 1,296,903,501	$ 312,707,261	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 1,511,445	$ 1,511,445	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 66,970,909
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,511,445	$ -
Total Value of Derivatives	$ 1,511,445	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $3,897,100) - See accompanying schedule: Unaffiliated issuers (cost $1,346,663,406)	$ 1,570,577,355
Fidelity Central Funds (cost $39,033,407)	39,033,407
Total Investments (cost $1,385,696,813)		$ 1,609,610,762
Cash		3,350
Foreign currency held at value (cost $57,132)		57,016
Receivable for investments sold		42,137,859
Receivable for fund shares sold		945,961
Dividends receivable		1,864,975
Distributions receivable from Fidelity Central Funds		10,550
Receivable for daily variation margin for derivative instruments		1,467,900
Prepaid expenses		5,279
Other receivables		226,129
Total assets		1,656,329,781

Liabilities
Payable for investments purchased	$ 36,806,255
Payable for fund shares redeemed	1,524,993
Accrued management fee	891,569
Distribution and service plan fees payable	19,414
Other affiliated payables	302,735
Other payables and accrued expenses	487,653
Collateral on securities loaned, at value	5,781,703
Total liabilities		45,814,322

Net Assets		$ 1,610,515,459
Net Assets consist of:
Paid in capital		$ 1,236,050,746
Undistributed net investment income		4,393,839
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		145,182,155
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		224,888,719
Net Assets		$ 1,610,515,459

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,788,315 ÷ 1,371,015 shares)	$ 24.64

Maximum offering price per share (100/94.25 of $24.64)	$ 26.14
Class T: Net Asset Value and redemption price per share ($12,160,454 ÷ 496,647 shares)	$ 24.49

Maximum offering price per share (100/96.50 of $24.49)	$ 25.38
Class B: Net Asset Value and offering price per share ($573,329 ÷ 23,685 shares)A	$ 24.21

Class C: Net Asset Value and offering price per share ($9,228,701 ÷ 382,668 shares)A	$ 24.12

Worldwide: Net Asset Value, offering price and redemption price per share ($1,535,657,605 ÷ 61,614,266 shares)	$ 24.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,107,055 ÷ 770,140 shares)	$ 24.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014
Investment Income
Dividends		$ 24,388,189
Interest		9,437
Income from Fidelity Central Funds		311,530
Income before foreign taxes withheld		24,709,156
Less foreign taxes withheld		(1,502,198)
Total income		23,206,958

Expenses
Management fee Basic fee	$ 11,442,352
Performance adjustment	574,741
Transfer agent fees	3,156,183
Distribution and service plan fees	277,394
Accounting and security lending fees	566,834
Custodian fees and expenses	180,257
Independent trustees' compensation	6,862
Registration fees	113,464
Audit	72,168
Legal	6,276
Miscellaneous	11,835
Total expenses before reductions	16,408,366
Expense reductions	(46,611)	16,361,755
Net investment income (loss)		6,845,203
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	172,053,740
Foreign currency transactions	(76,041)
Futures contracts	853,976
Total net realized gain (loss)		172,831,675
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $383,180)	(79,988,970)
Assets and liabilities in foreign currencies	(75,883)
Futures contracts	1,263,413
Total change in net unrealized appreciation (depreciation)		(78,801,440)
Net gain (loss)		94,030,235
Net increase (decrease) in net assets resulting from operations		$ 100,875,438

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,845,203	$ 5,393,168
Net realized gain (loss)	172,831,675	127,458,993
Change in net unrealized appreciation (depreciation)	(78,801,440)	200,895,469
Net increase (decrease) in net assets resulting from operations	100,875,438	333,747,630
Distributions to shareholders from net investment income	(5,150,888)	(8,778,977)
Distributions to shareholders from net realized gain	(120,193,686)	(4,461,887)
Total distributions	(125,344,574)	(13,240,864)
Share transactions - net increase (decrease)	109,931,356	92,658,787
Redemption fees	28,125	24,982
Total increase (decrease) in net assets	85,490,345	413,190,535

Net Assets
Beginning of period	1,525,025,114	1,111,834,579
End of period (including undistributed net investment income of $4,393,839 and undistributed net investment income of $5,154,082, respectively)	$ 1,610,515,459	$ 1,525,025,114

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.18	$ 19.69	$ 17.89	$ 17.50	$ 14.96
Income from Investment Operations
Net investment income (loss) B	.02	.02	.10	.05	.03
Net realized and unrealized gain (loss)	1.46	5.66	1.72	.47	2.63
Total from investment operations	1.48	5.68	1.82	.52	2.66
Distributions from net investment income	(.04)	(.11)	(.02)	(.08)	(.10)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(2.02)	(.19)	(.02)	(.13)	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.64	$ 25.18	$ 19.69	$ 17.89	$ 17.50
Total Return A, G	6.29%	29.10%	10.20%	2.94%	17.85%
Ratios to Average Net Assets C, E
Expenses before reductions	1.31%	1.45%	1.43%	1.41%	1.43%
Expenses net of fee waivers, if any	1.31%	1.45%	1.43%	1.40%	1.43%
Expenses net of all reductions	1.31%	1.42%	1.41%	1.38%	1.41%
Net investment income (loss)	.10%	.09%	.52%	.28%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,788	$ 28,661	$ 18,723	$ 13,153	$ 7,530
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total returns do not include the effect of the sales charges.

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.05	$ 19.61	$ 17.83	$ 17.46	$ 14.94
Income from Investment Operations
Net investment income (loss) B	(.04)	(.04)	.05	.01	(.01)
Net realized and unrealized gain (loss)	1.46	5.63	1.73	.45	2.62
Total from investment operations	1.42	5.59	1.78	.46	2.61
Distributions from net investment income	-	(.07)	-	(.04)	(.08)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(1.98)	(.15)	-	(.09)	(.09) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.49	$ 25.05	$ 19.61	$ 17.83	$ 17.46
Total ReturnA, H	6.05%	28.73%	9.98%	2.61%	17.53%
Ratios to Average Net Assets C, E
Expenses before reductions	1.58%	1.71%	1.68%	1.66%	1.70%
Expenses net of fee waivers, if any	1.58%	1.70%	1.68%	1.65%	1.70%
Expenses net of all reductions	1.58%	1.68%	1.66%	1.63%	1.68%
Net investment income (loss)	(.17)%	(.16)%	.26%	.03%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,160	$ 9,822	$ 5,550	$ 2,187	$ 1,120
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

H Total returns do not include the effect of the sales charges.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.82	$ 19.44	$ 17.77	$ 17.39	$ 14.89
Income from Investment Operations
Net investment income (loss) B	(.17)	(.14)	(.04)	(.09)	(.09)
Net realized and unrealized gain (loss)	1.45	5.59	1.71	.47	2.61
Total from investment operations	1.28	5.45	1.67	.38	2.52
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(1.89)	(.07)	-	-	(.01)
Total distributions	(1.89)	(.07)	-	-	(.02)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.21	$ 24.82	$ 19.44	$ 17.77	$ 17.39
Total ReturnA, G	5.49%	28.13%	9.40%	2.19%	16.92%
Ratios to Average Net Assets C, E
Expenses before reductions	2.09%	2.19%	2.18%	2.16%	2.19%
Expenses net of fee waivers, if any	2.09%	2.19%	2.18%	2.16%	2.19%
Expenses net of all reductions	2.09%	2.17%	2.16%	2.13%	2.17%
Net investment income (loss)	(.68)%	(.65)%	(.23)%	(.47)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 573	$ 710	$ 304	$ 256	$ 305
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total returns do not include the effect of the contingent deferred sales charge.

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.78	$ 19.41	$ 17.74	$ 17.36	$ 14.89
Income from Investment Operations
Net investment income (loss) B	(.15)	(.14)	(.04)	(.09)	(.09)
Net realized and unrealized gain (loss)	1.44	5.58	1.71	.47	2.61
Total from investment operations	1.29	5.44	1.67	.38	2.52
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	(1.95)	(.07)	-	-	(.02)
Total distributions	(1.95)	(.07)	-	-	(.05)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.12	$ 24.78	$ 19.41	$ 17.74	$ 17.36
Total ReturnA, G	5.55%	28.12%	9.41%	2.19%	16.94%
Ratios to Average Net Assets C, E
Expenses before reductions	2.04%	2.15%	2.18%	2.16%	2.19%
Expenses net of fee waivers, if any	2.04%	2.14%	2.18%	2.15%	2.19%
Expenses net of all reductions	2.03%	2.12%	2.16%	2.13%	2.16%
Net investment income (loss)	(.63)%	(.60)%	(.23)%	(.47)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,229	$ 10,778	$ 1,726	$ 1,297	$ 710
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total returns do not include the effect of the contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 19.85	$ 18.02	$ 17.58	$ 14.98
Income from Investment Operations
Net investment income (loss) B	.11	.10	.16	.11	.08
Net realized and unrealized gain (loss)	1.47	5.70	1.74	.48	2.63
Total from investment operations	1.58	5.80	1.90	.59	2.71
Distributions from net investment income	(.09)	(.16)	(.07)	(.10)	(.10)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(2.07)	(.24)	(.07)	(.15)	(.11) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.92	$ 25.41	$ 19.85	$ 18.02	$ 17.58
Total ReturnA	6.64%	29.54%	10.56%	3.32%	18.18%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.11%	1.11%	1.08%	1.15%
Expenses net of fee waivers, if any	.97%	1.11%	1.11%	1.08%	1.15%
Expenses net of all reductions	.97%	1.08%	1.09%	1.05%	1.12%
Net investment income (loss)	.44%	.43%	.84%	.60%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,535,658	$ 1,464,415	$ 1,081,240	$ 1,114,694	$ 1,087,928
Portfolio turnover rateD	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.31	$ 19.78	$ 17.98	$ 17.57	$ 15.00
Income from Investment Operations
Net investment income (loss) B	.10	.08	.14	.10	.07
Net realized and unrealized gain (loss)	1.47	5.68	1.74	.47	2.63
Total from investment operations	1.57	5.76	1.88	.57	2.70
Distributions from net investment income	(.09)	(.15)	(.08)	(.11)	(.11)
Distributions from net realized gain	(1.98)	(.08)	-	(.05)	(.02)
Total distributions	(2.07)	(.23)	(.08)	(.16)	(.13)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 24.81	$ 25.31	$ 19.78	$ 17.98	$ 17.57
Total ReturnA	6.63%	29.44%	10.49%	3.23%	18.08%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	1.17%	1.18%	1.13%	1.21%
Expenses net of fee waivers, if any	1.01%	1.17%	1.18%	1.13%	1.21%
Expenses net of all reductions	1.00%	1.14%	1.16%	1.10%	1.19%
Net investment income (loss)	.40%	.37%	.77%	.56%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,107	$ 10,639	$ 4,291	$ 3,086	$ 335
Portfolio turnover rate D	163%	161%	186%	203%	166%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 246,298,830
Gross unrealized depreciation	(29,903,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 216,394,908
Tax Cost	$ 1,393,215,854

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 42,850,357
Undistributed long-term capital gain	$ 115,756,672
Net unrealized appreciation (depreciation)	$ 216,241,413

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 60,576,806	$ 9,335,754
Long-term Capital Gains	64,767,768	3,905,110
Total	$ 125,344,574	$ 13,240,864

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $853,976 and a change in net unrealized appreciation (depreciation) of $1,263,413 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,595,162,561 and $2,595,360,228, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 87,058	$ 2,176
Class T	.25%	.25%	58,628	-
Class B	.75%	.25%	6,825	5,126
Class C	.75%	.25%	124,883	34,410
			$ 277,394	$ 41,712

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,870
Class T	3,810
Class B*	373
Class C*	1,155
$ 16,208

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 95,647.27
Class T	34,201.29
Class B	2,081.31
Class C	30,847.25
Worldwide	2,950,931.19
Institutional Class	42,476.22
	$ 3,156,183

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $40,399 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $257,113, including $224 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $38,730 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $46.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,835.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 57,794	$ 102,433
Class T	-	21,836
Worldwide	5,057,508	8,622,428
Institutional Class	35,586	32,280
Total	$ 5,150,888	$ 8,778,977
From net realized gain
Class A	$ 2,599,391	$ 75,180
Class T	810,701	23,606
Class B	53,916	1,126
Class C	885,815	6,545
Worldwide	115,043,586	4,338,328
Institutional Class	800,277	17,102
Total	$ 120,193,686	$ 4,461,887

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	709,213	491,761	$ 17,501,865	$ 11,054,215
Reinvestment of distributions	85,789	6,945	2,012,595	138,266
Shares redeemed	(562,117)	(311,295)	(13,679,354)	(6,852,432)
Net increase (decrease)	232,885	187,411	$ 5,835,106	$ 4,340,049
Class T
Shares sold	155,056	169,111	$ 3,796,964	$ 3,777,852
Reinvestment of distributions	34,508	2,272	806,094	45,089
Shares redeemed	(85,012)	(62,341)	(2,065,257)	(1,376,268)
Net increase (decrease)	104,552	109,042	$ 2,537,801	$ 2,446,673
Class B
Shares sold	2,039	20,337	$ 49,170	$ 444,905
Reinvestment of distributions	2,097	53	48,630	1,043
Shares redeemed	(9,052)	(7,424)	(216,921)	(167,624)
Net increase (decrease)	(4,916)	12,966	$ (119,121)	$ 278,324
Class C
Shares sold	248,585	396,584	$ 5,972,479	$ 8,655,233
Reinvestment of distributions	37,261	325	860,745	6,404
Shares redeemed	(338,100)	(50,941)	(8,231,135)	(1,138,699)
Net increase (decrease)	(52,254)	345,968	$ (1,397,911)	$ 7,522,938
Worldwide
Shares sold	11,485,871	11,150,143	$ 284,805,787	$ 252,015,125
Reinvestment of distributions	4,935,503	628,809	116,724,635	12,588,791
Shares redeemed	(12,442,606)	(8,612,327)	(307,898,131)	(191,232,967)
Net increase (decrease)	3,978,768	3,166,625	$ 93,632,291	$ 73,370,949
Institutional Class
Shares sold	1,351,408	275,603	$ 33,384,372	$ 6,347,280
Reinvestment of distributions	32,218	2,425	758,744	48,393
Shares redeemed	(1,033,793)	(74,630)	(24,699,926)	(1,695,819)
Net increase (decrease)	349,833	203,398	$ 9,443,190	$ 4,699,854

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/08/14	12/05/14	$0.074	$2.413

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $115,756,672, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 5% of the dividends distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 21% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Worldwide Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Worldwide Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)

AWLDI-UANN-1214
1.883436.105

Fidelity®

Overseas
Fund -

Class K

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class K A	1.41%	7.67%	5.95%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class K on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Vincent Montemaggiore, Portfolio Manager of Fidelity® Overseas Fund: For the year, the fund's Class K shares returned 1.41%, outpacing the -0.48% return of the MSCI EAFE Index. Versus the index, I had particular success in finding stocks of good quality at attractive valuations in the United Kingdom. Stock selection in index components Ireland and Germany also added value. The fund further benefited from out-of-benchmark exposure to the United States averaging roughly 5% of its net assets. Dublin-based specialty biopharmaceutical holding Shire - which I bought during the period, sold at a profit and bought back again after merger talks with AbbVie fell through - was the fund's top relative contributor. Other contributors included an out-of-benchmark stake in Dublin's Greencore Group, the largest supplier of convenience food in Ireland and the U.K., and Canada-based Constellation Software, another non-index position. I sold Greencore Group by period end. Conversely, relative performance was hampered by not owning two large-cap drug stocks in the index, Switzerland's Novartis and U.K.-based AstraZeneca, given the solid double-digit gain of both stocks. Overweighting German athletic shoemaker adidas also weighed on our relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Overseas	1.02%
Actual		$ 1,000.00	$ 954.50	$ 5.02
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Class K	.88%
Actual		$ 1,000.00	$ 955.10	$ 4.34
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United Kingdom	23.0%
Japan	18.6%
Switzerland	8.6%
Germany	8.3%
United States of America*	8.2%
France	6.0%
Sweden	4.7%
Australia	4.0%
Bailiwick of Jersey	3.2%
Other	15.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United Kingdom	21.6%
Japan	16.3%
Germany	10.4%
Switzerland	8.7%
United States of America*	8.1%
France	8.0%
Sweden	3.9%
Bailiwick of Jersey	3.2%
Australia	3.1%
Other	16.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.6	96.8
Short-Term Investments and Net Other Assets (Liabilities)	4.4	3.2
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.4	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.4	2.2
Bayer AG (Germany, Pharmaceuticals)	1.8	1.6
Sanofi SA (France, Pharmaceuticals)	1.4	1.6
Total SA (France, Oil, Gas & Consumable Fuels)	1.4	1.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.2
Prudential PLC (United Kingdom, Insurance)	1.3	1.1
Diageo PLC (United Kingdom, Beverages)	1.3	1.1
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.2	1.1
Lloyds Banking Group PLC (United Kingdom, Banks)	1.2	0.0
	15.8
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.1	18.1
Health Care	15.3	13.9
Consumer Discretionary	14.7	17.4
Consumer Staples	13.1	11.5
Industrials	11.1	14.4
Information Technology	9.9	7.8
Materials	5.9	7.1
Telecommunication Services	3.2	3.3
Energy	2.3	3.3

Annual Report

Fidelity Overseas Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
Australia - 4.0%
Ansell Ltd.	516,634	$ 9,062,091
Asaleo Care Ltd. (a)	7,865,211	14,048,818
Australia & New Zealand Banking Group Ltd.	1,343,842	39,765,063
BHP Billiton Ltd.	789,551	23,620,882
Flight Centre Travel Group Ltd. (d)	446,885	16,581,581
Life Healthcare Group Ltd.	1,346,638	2,696,304
Spotless Group Holdings Ltd. (d)	10,897,843	18,438,998
Super Cheap Auto Group Ltd.	1,529,550	9,924,976
TOTAL AUSTRALIA		134,138,713
Austria - 0.4%
Andritz AG	273,000	13,178,075
Bailiwick of Jersey - 3.2%
Delphi Automotive PLC	228,100	15,734,338
Experian PLC	1,417,400	21,279,688
Regus PLC	4,487,870	14,164,652
Shire PLC	351,900	23,611,409
WPP PLC	1,714,533	33,489,369
TOTAL BAILIWICK OF JERSEY		108,279,456
Belgium - 2.5%
Anheuser-Busch InBev SA NV	412,412	45,734,182
Arseus NV	113,200	4,525,225
KBC Groupe SA (a)	646,531	34,636,064
TOTAL BELGIUM		84,895,471
Bermuda - 0.2%
Travelport Worldwide Ltd.	423,600	6,121,020
Canada - 1.2%
CGI Group, Inc. Class A (sub. vtg.) (a)	507,700	17,428,608
Constellation Software, Inc.	79,800	22,480,369
TOTAL CANADA		39,908,977
Cayman Islands - 0.7%
Lifestyle International Holdings Ltd.	5,203,500	9,885,654
Shenzhou International Group Holdings Ltd.	4,292,000	14,817,909
TOTAL CAYMAN ISLANDS		24,703,563
Denmark - 0.8%
Novo Nordisk A/S Series B	338,400	15,296,601
Vestas Wind Systems A/S (a)	318,500	10,660,460
TOTAL DENMARK		25,957,061
Finland - 0.0%
Sanitec Corp.	11,805	151,476
France - 6.0%
ALTEN	254,700	10,890,330
AXA SA	1,072,200	24,736,181
BIC SA	121,700	15,170,006
Christian Dior SA	118,597	20,977,689
Kering SA	89,600	17,285,851

	Shares	Value
Sanofi SA	535,448	$ 48,586,604
Sodexo SA	194,000	18,687,950
Total SA	768,400	45,876,019
TOTAL FRANCE		202,210,630
Germany - 6.3%
adidas AG	321,700	23,402,181
Bayer AG	433,097	61,573,343
CompuGroup Medical AG	462,500	10,606,348
Continental AG	99,100	19,453,919
Deutsche Post AG	910,908	28,600,392
Fresenius SE & Co. KGaA	638,000	32,819,873
GEA Group AG	436,410	20,068,025
Gerry Weber International AG (Bearer)	382,600	15,356,950
TOTAL GERMANY		211,881,031
Ireland - 2.6%
Accenture PLC Class A	182,900	14,836,848
Actavis PLC (a)	79,600	19,322,104
DCC PLC (United Kingdom)	307,600	17,192,846
Kerry Group PLC Class A	380,864	25,863,788
United Drug PLC (United Kingdom)	2,088,200	10,996,905
TOTAL IRELAND		88,212,491
Israel - 0.9%
Teva Pharmaceutical Industries Ltd. sponsored ADR	526,100	29,708,867
Italy - 0.9%
Pirelli & C. SpA	1,232,400	16,494,000
World Duty Free SpA (a)	1,588,257	13,444,640
TOTAL ITALY		29,938,640
Japan - 18.6%
ACOM Co. Ltd. (a)(d)	2,790,000	9,299,762
Aozora Bank Ltd.	3,308,000	11,627,318
Arc Land Sakamoto Co. Ltd.	472,300	10,529,049
Astellas Pharma, Inc.	2,305,400	35,780,954
Broadleaf Co. Ltd.	534,600	8,449,435
Daikin Industries Ltd.	238,800	14,926,931
Dentsu, Inc.	471,900	17,545,013
Don Quijote Holdings Co. Ltd.	312,300	18,711,737
Fukuda Denshi Co. Ltd.	131,500	6,730,305
GMO Internet, Inc.	1,718,900	14,432,714
Honda Motor Co. Ltd. sponsored ADR	423,600	13,606,032
Hoya Corp.	850,400	30,092,970
Japan Tobacco, Inc.	950,400	32,426,750
KDDI Corp.	427,200	28,053,992
Keyence Corp.	76,890	37,259,562
Leopalace21 Corp. (a)	1,970,100	12,339,634
Makita Corp.	265,800	14,884,560
Meitec Corp.	382,300	11,988,526
Miraca Holdings, Inc.	314,800	13,215,132
Misumi Group, Inc.	462,900	14,606,292
Nakanishi, Inc.	324,100	11,084,167
Common Stocks - continued
	Shares	Value
Japan - continued
NGK Spark Plug Co. Ltd.	666,300	$ 17,377,449
Nitori Holdings Co. Ltd.	216,600	13,727,148
OBIC Co. Ltd.	477,300	17,039,155
Olympus Corp. (a)	649,000	23,302,396
OMRON Corp.	576,300	27,278,971
ORIX Corp.	2,153,500	29,891,105
Seven Bank Ltd.	4,713,300	19,684,631
Shinsei Bank Ltd.	8,485,000	19,068,968
Ship Healthcare Holdings, Inc.	485,900	11,373,064
SoftBank Corp.	406,100	29,563,844
Software Service, Inc.	108,400	4,128,167
Sundrug Co. Ltd.	316,300	15,279,687
Tsuruha Holdings, Inc.	365,000	21,549,881
VT Holdings Co. Ltd.	2,386,300	9,424,055
TOTAL JAPAN		626,279,356
Luxembourg - 1.2%
Altice SA	258,129	16,073,441
Eurofins Scientific SA	52,159	13,180,459
Grand City Properties SA (a)(d)	818,700	10,490,379
TOTAL LUXEMBOURG		39,744,279
Netherlands - 1.6%
IMCD Group BV	788,100	21,727,365
ING Groep NV (Certificaten Van Aandelen) (a)	2,174,100	31,133,900
TOTAL NETHERLANDS		52,861,265
New Zealand - 0.4%
EBOS Group Ltd.	1,779,118	13,271,891
Norway - 0.5%
Telenor ASA	821,400	18,461,848
South Africa - 0.2%
EOH Holdings Ltd.	643,400	6,277,813
Spain - 1.3%
Amadeus IT Holding SA Class A	868,800	31,899,986
Criteria CaixaCorp SA	2,450,616	13,361,875
TOTAL SPAIN		45,261,861
Sweden - 4.7%
ASSA ABLOY AB (B Shares)	393,600	20,846,944
HEXPOL AB (B Shares)	199,500	17,642,315
Meda AB (A Shares) (d)	1,194,300	15,688,617
Nordea Bank AB	3,101,600	39,777,296
Svenska Cellulosa AB (SCA) (B Shares)	916,700	20,496,221
Svenska Handelsbanken AB (A Shares)	451,800	21,543,276
Swedbank AB (A Shares)	801,900	21,209,086
TOTAL SWEDEN		157,203,755
Switzerland - 8.6%
Aryzta AG	259,501	22,075,723
Clariant AG (Reg.)	1,013,930	17,651,434
Nestle SA	1,123,314	82,377,270

	Shares	Value
Roche Holding AG (participation certificate)	274,305	$ 80,947,854
SGS SA (Reg.)	10,930	23,992,267
Syngenta AG (Switzerland)	81,373	25,165,219
UBS AG	2,076,133	36,100,097
TOTAL SWITZERLAND		288,309,864
United Kingdom - 23.0%
Aberdeen Asset Management PLC	2,742,100	19,037,572
Barclays PLC	7,214,008	27,744,487
BG Group PLC	1,718,400	28,638,908
BHP Billiton PLC	1,086,767	28,078,371
Brit PLC	3,557,900	14,285,847
British American Tobacco PLC (United Kingdom)	733,500	41,573,014
BT Group PLC	5,389,000	31,769,928
Capita Group PLC	1,034,900	18,161,159
Cineworld Group PLC	2,778,900	14,892,111
Close Brothers Group PLC	770,600	18,047,150
Dechra Pharmaceuticals PLC	455,395	5,521,995
Diageo PLC	1,433,885	42,288,696
Diploma PLC	1,681,725	18,710,727
Domino Printing Sciences PLC	1,448,514	13,972,643
Elementis PLC	3,468,800	14,643,915
Essentra PLC	1,218,500	13,381,494
Exova Group Ltd. PLC (a)	1,210,900	3,288,188
Hilton Food Group PLC	1,120,800	6,723,539
Howden Joinery Group	3,203,800	17,543,282
IMI PLC	894,599	17,487,920
ITV PLC	6,317,800	20,516,367
Johnson Matthey PLC	392,300	18,663,703
Lloyds Banking Group PLC (a)	33,453,500	41,311,383
London Stock Exchange Group PLC	992,045	31,977,534
Melrose PLC	4,222,600	17,299,282
Next PLC	244,900	25,249,353
Provident Financial PLC	512,000	17,388,355
Prudential PLC	1,832,644	42,436,757
Reckitt Benckiser Group PLC	442,700	37,179,827
Rolls-Royce Group PLC	1,187,666	16,016,235
Schroders PLC	476,000	18,358,733
Senior Engineering Group PLC	3,173,600	13,580,461
Spectris PLC	466,800	13,456,254
Spirax-Sarco Engineering PLC	341,807	15,583,477
St. James's Place Capital PLC	2,489,805	29,672,911
The Restaurant Group PLC	1,547,700	16,749,164
Vodafone Group PLC	1,150,932	3,827,374
TOTAL UNITED KINGDOM		775,058,116
United States of America - 3.8%
Cognizant Technology Solutions Corp. Class A (a)	302,800	14,791,780
Computer Sciences Corp.	273,700	16,531,480
Fidelity National Information Services, Inc.	346,800	20,249,652
FMC Corp.	288,700	16,556,945
Common Stocks - continued
	Shares	Value
United States of America - continued
McGraw Hill Financial, Inc.	280,100	$ 25,343,448
MSCI, Inc. Class A	309,700	14,450,602
Now, Inc. (d)	43,424	1,305,355
Total System Services, Inc.	568,700	19,216,373
TOTAL UNITED STATES OF AMERICA		128,445,635
TOTAL COMMON STOCKS (Cost $2,820,661,495)		3,150,461,154
Nonconvertible Preferred Stocks - 2.0%

Germany - 2.0%
Henkel AG & Co. KGaA	315,000	31,097,794
Sartorius AG (non-vtg.)	110,094	12,002,894
Volkswagen AG	119,668	25,501,030
TOTAL GERMANY		68,601,718
United Kingdom - 0.0%
Rolls-Royce Group PLC	106,889,940	170,992
Rolls-Royce Group PLC (C Shares)	170,724,844	273,109
TOTAL UNITED KINGDOM		444,101
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $60,828,049)		69,045,819
Money Market Funds - 4.3%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	121,978,606	$ 121,978,606
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	21,264,179	21,264,179
TOTAL MONEY MARKET FUNDS (Cost $143,242,785)		143,242,785
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $3,024,732,329)		3,362,749,758
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,733,954
NET ASSETS - 100%		$ 3,365,483,712
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 96,935
Fidelity Securities Lending Cash Central Fund	1,407,746
Total	$ 1,504,681
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 489,103,258	$ 317,089,318	$ 172,013,940	$ -
Consumer Staples	438,715,190	143,436,892	295,278,298	-
Energy	74,514,927	-	74,514,927	-
Financials	674,719,414	354,316,309	320,403,105	-
Health Care	515,033,569	229,218,521	285,815,048	-
Industrials	382,027,044	307,181,737	74,845,307	-
Information Technology	336,584,943	202,032,136	134,552,807	-
Materials	197,131,643	120,267,171	76,864,472	-
Telecommunication Services	111,676,986	18,461,848	93,215,138	-
Money Market Funds	143,242,784	143,242,784	-	-
Total Investments in Securities:	$ 3,362,749,758	$ 1,835,246,716	$ 1,527,503,042	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:.

Transfers	Total
Level 1 to Level 2	$ 138,564,200
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $20,209,218) - See accompanying schedule: Unaffiliated issuers (cost $2,881,489,544)	$ 3,219,506,973
Fidelity Central Funds (cost $143,242,785)	143,242,785
Total Investments (cost $3,024,732,329)		$ 3,362,749,758
Receivable for investments sold		16,883,015
Receivable for fund shares sold		4,636,301
Dividends receivable		7,744,223
Distributions receivable from Fidelity Central Funds		19,900
Prepaid expenses		12,013
Other receivables		199,441
Total assets		3,392,244,651

Liabilities
Payable for investments purchased	$ 803,413
Payable for fund shares redeemed	1,491,938
Accrued management fee	2,232,230
Other affiliated payables	559,640
Other payables and accrued expenses	409,540
Collateral on securities loaned, at value	21,264,178
Total liabilities		26,760,939

Net Assets		$ 3,365,483,712
Net Assets consist of:
Paid in capital		$ 4,339,175,697
Undistributed net investment income		55,246,578
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,366,682,622)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		337,744,059
Net Assets		$ 3,365,483,712

Overseas: Net Asset Value, offering price and redemption price per share ($2,738,666,618 ÷ 70,183,764 shares)		$ 39.02

Class K: Net Asset Value, offering price and redemption price per share ($626,817,094 ÷ 16,088,881 shares)		$ 38.96

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 79,587,352
Special dividends		18,738,259
Interest		6
Income from Fidelity Central Funds		1,504,681
Income before foreign taxes withheld		99,830,298
Less foreign taxes withheld		(5,933,703)
Total income		93,896,595

Expenses
Management fee Basic fee	$ 21,890,336
Performance adjustment	3,382,741
Transfer agent fees	4,952,081
Accounting and security lending fees	1,361,703
Custodian fees and expenses	287,646
Independent trustees' compensation	12,995
Appreciation in deferred trustee compensation account	90
Registration fees	63,890
Audit	81,506
Legal	26,333
Interest	98
Miscellaneous	19,922
Total expenses before reductions	32,079,341
Expense reductions	(30,769)	32,048,572
Net investment income (loss)		61,848,023
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	128,302,590
Foreign currency transactions	(397,123)
Total net realized gain (loss)		127,905,467
Change in net unrealized appreciation (depreciation) on: Investment securities	(174,296,067)
Assets and liabilities in foreign currencies	(327,028)
Total change in net unrealized appreciation (depreciation)		(174,623,095)
Net gain (loss)		(46,717,628)
Net increase (decrease) in net assets resulting from operations		$ 15,130,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 61,848,023	$ 33,603,374
Net realized gain (loss)	127,905,467	100,140,426
Change in net unrealized appreciation (depreciation)	(174,623,095)	397,761,309
Net increase (decrease) in net assets resulting from operations	15,130,395	531,505,109
Distributions to shareholders from net investment income	(32,103,977)	(46,883,539)
Distributions to shareholders from net realized gain	(10,805,389)	-
Total distributions	(42,909,366)	(46,883,539)
Share transactions - net increase (decrease)	955,824,325	47,557,637
Redemption fees	26,526	23,366
Total increase (decrease) in net assets	928,071,880	532,202,573

Net Assets
Beginning of period	2,437,411,832	1,905,209,259
End of period (including undistributed net investment income of $55,246,578 and undistributed net investment income of $30,599,916, respectively)	$ 3,365,483,712	$ 2,437,411,832

Financial Highlights - Overseas

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.22	$ 31.35	$ 29.28	$ 31.56	$ 30.13
Income from Investment Operations
Net investment income (loss)B	.77 E	.54	.73	.47	.42
Net realized and unrealized gain (loss)	(.28)	8.10	2.19	(2.27)	1.49
Total from investment operations	.49	8.64	2.92	(1.80)	1.91
Distributions from net investment income	(.51)	(.77)	(.83)	(.48)	(.47)
Distributions from net realized gain	(.18)	-	(.02)	-	(.01)
Total distributions	(.69)	(.77)	(.85)	(.48)	(.48)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 39.02	$ 39.22	$ 31.35	$ 29.28	$ 31.56
Total Return A	1.27%	28.17%	10.37%	(5.83)%	6.33%
Ratios to Average Net Assets C, F
Expenses before reductions	1.04%	1.09%	.69%	.73%	.89%
Expenses net of fee waivers, if any	1.04%	1.09%	.69%	.73%	.89%
Expenses net of all reductions	1.04%	1.06%	.67%	.67%	.85%
Net investment income (loss)	1.93% E	1.54%	2.52%	1.44%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,738,667	$ 1,874,922	$ 1,639,725	$ 2,215,717	$ 5,548,689
Portfolio turnover rate D	41%	42%	90%	77%	111%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.17	$ 31.32	$ 29.29	$ 31.59	$ 30.16
Income from Investment Operations
Net investment income (loss) B	.82E	.60	.79	.52	.47
Net realized and unrealized gain (loss)	(.28)	8.08	2.18	(2.27)	1.50
Total from investment operations	.54	8.68	2.97	(1.75)	1.97
Distributions from net investment income	(.58)	(.83)	(.92)	(.55)	(.53)
Distributions from net realized gain	(.18)	-	(.02)	-	(.01)
Total distributions	(.75) H	(.83)	(.94)	(.55)	(.54)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.96	$ 39.17	$ 31.32	$ 29.29	$ 31.59
Total Return A	1.41%	28.37%	10.59%	(5.67)%	6.55%
Ratios to Average Net Assets C, F
Expenses before reductions	.90%	.93%	.51%	.56%	.69%
Expenses net of fee waivers, if any	.90%	.92%	.51%	.55%	.69%
Expenses net of all reductions	.90%	.90%	.48%	.50%	.66%
Net investment income (loss)	2.06% E	1.71%	2.70%	1.61%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 626,817	$ 562,490	$ 265,484	$ 291,323	$ 368,004
Portfolio turnover rate D	41%	42%	90%	77%	111%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.75 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.177 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 469,924,972
Gross unrealized depreciation	(142,157,592)
Net unrealized appreciation (depreciation) on securities and other investments	$ 327,767,380
Tax Cost	$ 3,034,982,378

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 55,490,059
Capital loss carryforward	$ (1,356,432,573)
Net unrealized appreciation (depreciation)	$ 327,503,993

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (416,712,808)
2017	(939,719,765)
Total capital loss carryforward	$ (1,356,432,573)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 42,909,366	$ 46,883,539

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,108,125,694 and $1,265,142,442, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 4,687,499.18
Class K	264,582.05
	$ 4,952,081

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,147 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,596,000.31%		$ 98

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,885.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,857 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending

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7. Security Lending - continued

income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,407,746, including $42,868 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17,388 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $13,381.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Overseas	$ 24,366,946	$ 39,514,173
Class K	7,737,031	7,369,366
Total	$ 32,103,977	$ 46,883,539
From net realized gain
Overseas	$ 8,423,730	$ -
Class K	2,381,659	-
Total	$ 10,805,389	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Overseas
Shares sold	31,652,887	4,856,702	$ 1,257,674,661	$ 167,166,517
Reinvestment of distributions	829,932	1,224,483	32,043,709	38,681,419
Shares redeemed	(10,108,288)	(10,572,300)	(404,187,270)	(364,332,964)
Net increase (decrease)	22,374,531	(4,491,115)	$ 885,531,100	$ (158,485,028)
Class K
Shares sold	5,550,150	8,204,154	$ 222,847,172	$ 286,897,852
Reinvestment of distributions	262,825	233,874	10,118,690	7,369,366
Shares redeemed	(4,085,651)	(2,553,449)	(162,672,637)	(88,224,553)
Net increase (decrease)	1,727,324	5,884,579	$ 70,293,225	$ 206,042,665

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

In addition, at the end of the period Strategic Advisers International Fund was the owner of record of approximately 20% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class K designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 92% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4166 and $0.0446 for the dividend paid 12/09/2013.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

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(Japan) Limited

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JPMorgan Chase Bank
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(Fidelity Investment logo)(registered trademark)
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www.fidelity.com

OVE-K-UANN-1214
1.863317.106

Fidelity®

Diversified International
Fund -

Class K

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class K A	2.63%	8.09%	6.45%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund - Class K on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year ending October 31, 2014, the fund's Class K shares gained 2.63%, outpacing the -0.48% result of the MSCI EAFE Index. Stock selection drove our relative results, led by strong showings in the information technology and health care sectors, with industrials the only notable detractor. Geographically, the fund benefited from out-of-index holdings in emerging markets, the U.S. and Canada. Stock selection was positive in seven of 10 sectors, and all 10 top relative contributors were overweights or out-of-index positions. Denmark's Novo Nordisk, an insulin producer, was up 38% for the year. Japanese optics maker HOYA also helped. Our holding in Alimentation Couche-Tard was up 51% for the full year. Conversely, picks in industrials hurt most, particularly data purveyor Experian, which was off 25% for the period. In financials, ORIX disappointed. In health care, not owning Switzerland's Novartis or U.K.-based AstraZeneca, two index heavies, weighed on our relative result. BASF was replaced with LyondellBasell Industries. LyondellBasell was not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Diversified International	.93%
Actual		$ 1,000.00	$ 985.30	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Class K	.80%
Actual		$ 1,000.00	$ 986.10	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan	17.2%
United Kingdom	16.3%
United States of America*	11.1%
Germany	6.2%
Switzerland	5.1%
France	4.0%
Canada	3.6%
Netherlands	3.3%
Cayman Islands	3.2%
Other	30.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United Kingdom	17.3%
Japan	14.3%
United States of America*	11.5%
Germany	8.6%
France	6.7%
Switzerland	5.5%
Canada	3.8%
Australia	3.2%
Netherlands	3.1%
Other	26.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	95.2
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	3.3	4.7
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.8	1.9
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	1.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	0.7
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.3	1.1
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.2	0.0
Prudential PLC (United Kingdom, Insurance)	1.2	1.2
Hoya Corp. (Japan, Electronic Equipment & Components)	1.2	0.9
AIA Group Ltd. (Hong Kong, Insurance)	1.2	1.0
	14.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	21.5
Health Care	15.9	14.9
Consumer Discretionary	15.6	16.0
Information Technology	13.7	9.4
Consumer Staples	11.7	11.6
Industrials	6.9	7.2
Materials	4.9	6.8
Telecommunication Services	3.6	4.6
Energy	3.4	3.3

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
Argentina - 0.2%
YPF SA Class D sponsored ADR	1,076,600	$ 37,864,022
Australia - 2.8%
ALS Ltd. (d)	5,090,967	25,212,439
Ansell Ltd.	3,211,797	56,336,973
Australia & New Zealand Banking Group Ltd.	8,026,880	237,520,030
BHP Billiton Ltd. sponsored ADR (d)	2,827,064	168,040,684
CSL Ltd.	2,002,947	141,413,923
Woodside Petroleum Ltd.	2,213,854	78,636,939
TOTAL AUSTRALIA		707,160,988
Austria - 0.1%
Andritz AG	646,600	31,212,247
Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	948,000	45,067,920
Bailiwick of Jersey - 2.0%
Experian PLC	5,086,472	76,364,143
Shire PLC	3,325,200	223,110,707
Wolseley PLC	1,583,925	84,046,306
WPP PLC	5,707,509	111,482,762
TOTAL BAILIWICK OF JERSEY		495,003,918
Belgium - 2.6%
Anheuser-Busch InBev SA NV	3,540,530	392,624,957
Arseus NV	775,900	31,016,979
KBC Groupe SA (a)	3,195,902	171,211,381
UCB SA	638,700	51,536,913
TOTAL BELGIUM		646,390,230
Bermuda - 0.7%
BW LPG Ltd.	4,345,087	41,164,287
Golar LNG Ltd.	981,100	55,049,521
Noble Group Ltd.	51,862,000	48,276,173
Travelport Worldwide Ltd.	2,498,200	36,098,990
TOTAL BERMUDA		180,588,971
Canada - 3.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	5,995,781	203,485,758
AutoCanada, Inc.	410,175	22,782,445
Canadian Natural Resources Ltd.	1,420,200	49,559,883
CGI Group, Inc. Class A (sub. vtg.) (a)	5,174,500	177,633,117
Constellation Software, Inc.	59,438	16,744,213
First Quantum Minerals Ltd.	3,870,100	58,375,139
Imperial Oil Ltd.	1,228,400	59,106,634
Keyera Corp. (d)	371,600	29,561,826
Painted Pony Petroleum Ltd. (a)	3,742,270	35,461,997
Potash Corp. of Saskatchewan, Inc. (d)	1,502,800	51,295,609
PrairieSky Royalty Ltd. (d)	489,200	15,061,657
Suncor Energy, Inc.	3,216,200	114,202,852

	Shares	Value
Tourmaline Oil Corp. (a)	1,250,000	$ 44,840,513
TransForce, Inc.	1,013,500	24,783,337
TOTAL CANADA		902,894,980
Cayman Islands - 3.2%
58.com, Inc. ADR	270,000	10,683,900
Alibaba Group Holding Ltd. sponsored ADR	3,133,600	308,972,960
Baidu.com, Inc. sponsored ADR (a)	240,800	57,495,816
China Modern Dairy Holdings Ltd. (a)(d)	79,244,000	34,962,355
GCL-Poly Energy Holdings Ltd. (a)	211,154,000	71,163,658
Melco Crown Entertainment Ltd. sponsored ADR	3,467,700	94,113,378
PW Medtech Group Ltd. (a)	75,717,000	47,807,196
Sands China Ltd.	20,221,600	126,124,362
Tencent Holdings Ltd.	2,520,800	40,514,986
TOTAL CAYMAN ISLANDS		791,838,611
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	3,727,556	50,247,455
Curacao - 0.0%
Schlumberger Ltd.	69,925	6,898,801
Denmark - 2.4%
A.P. Moller - Maersk A/S Series B	10,244	23,870,184
Genmab A/S (a)	1,673,976	72,967,823
Novo Nordisk A/S Series B	10,224,095	462,156,932
Vestas Wind Systems A/S (a)	1,206,722	40,389,988
TOTAL DENMARK		599,384,927
Finland - 0.5%
Nokia Corp.	8,261,500	69,032,246
Sampo Oyj (A Shares)	1,386,400	66,315,304
TOTAL FINLAND		135,347,550
France - 4.0%
Air Liquide SA	703,070	84,801,271
Atos Origin SA	607,391	41,931,865
AXA SA	5,505,600	127,016,898
BNP Paribas SA	2,730,876	171,588,970
Bureau Veritas SA	2,209,500	54,629,113
Dassault Aviation SA (d)	28,365	33,199,590
Kering SA	202,100	38,989,626
LVMH Moet Hennessy - Louis Vuitton SA	218,022	36,979,551
Numericable Group SA (d)	431,288	15,943,822
Numericable Group SA rights 11/12/14 (a)	431,288	12,787,486
Publicis Groupe SA (a)	1,782,416	123,452,985
Rexel SA	1,391,700	23,378,439
Sanofi SA	2,427,776	220,296,633
Tarkett SA	570,930	16,452,024
TOTAL FRANCE		1,001,448,273
Common Stocks - continued
	Shares	Value
Germany - 4.8%
adidas AG	261,400	$ 19,015,636
Bayer AG	2,854,662	405,846,917
Brenntag AG	939,500	45,445,109
Continental AG	495,800	97,328,488
Drillisch AG	643,700	22,336,212
Fresenius SE & Co. KGaA	3,644,800	187,495,099
Gerry Weber International AG (Bearer)	754,400	30,280,405
GfK AG	648,700	26,826,307
Linde AG	679,729	125,342,722
OSRAM Licht AG (a)	808,563	28,330,490
ProSiebenSat.1 Media AG	1,105,990	44,565,909
SAP AG (d)	1,764,806	120,245,810
SMA Solar Technology AG (a)(d)	365,100	9,068,147
Symrise AG	740,800	41,658,967
TOTAL GERMANY		1,203,786,218
Hong Kong - 1.7%
AIA Group Ltd.	53,292,200	297,393,114
Galaxy Entertainment Group Ltd.	13,562,000	92,735,577
Melco International Development Ltd.	8,723,000	23,650,889
TOTAL HONG KONG		413,779,580
India - 2.2%
Apollo Hospitals Enterprise Ltd. (a)	2,493,661	45,253,864
Axis Bank Ltd. (a)	5,759,686	42,450,217
HDFC Bank Ltd.	10,485,320	170,023,203
Housing Development Finance Corp. Ltd.	8,552,286	154,020,146
ITC Ltd. (a)	13,515,862	78,147,471
LIC Housing Finance Ltd.	2,616,713	15,409,144
Lupin Ltd.	1,690,873	39,149,437
United Spirits Ltd. (a)	139,052	6,255,277
TOTAL INDIA		550,708,759
Indonesia - 0.5%
PT Bank Central Asia Tbk	68,063,700	73,477,549
PT Bank Rakyat Indonesia Tbk	53,539,100	49,063,027
TOTAL INDONESIA		122,540,576
Ireland - 2.1%
Actavis PLC (a)	636,400	154,479,736
DCC PLC (United Kingdom)	886,889	49,571,346
Greencore Group PLC	13,305,400	55,850,917
Perrigo Co. PLC	916,100	147,904,345
Ryanair Holdings PLC sponsored ADR (a)	2,075,400	115,267,716
TOTAL IRELAND		523,074,060

	Shares	Value
Israel - 1.3%
Check Point Software Technologies Ltd. (a)	1,567,300	$ 116,372,025
Teva Pharmaceutical Industries Ltd. sponsored ADR	3,835,900	216,613,273
TOTAL ISRAEL		332,985,298
Italy - 0.9%
Telecom Italia SpA (a)(d)	32,259,000	36,558,550
UniCredit SpA	16,422,467	118,539,731
World Duty Free SpA (a)	7,453,330	63,092,649
TOTAL ITALY		218,190,930
Japan - 17.2%
ACOM Co. Ltd. (a)(d)	5,897,900	19,659,164
Aozora Bank Ltd.	9,819,000	34,512,890
Astellas Pharma, Inc.	17,345,500	269,210,780
Coca-Cola Central Japan Co. Ltd.	1,114,900	20,060,467
Don Quijote Holdings Co. Ltd.	2,357,100	141,227,779
Fast Retailing Co. Ltd.	241,500	89,779,445
Fuji Heavy Industries Ltd.	1,259,900	41,933,439
GMO Internet, Inc.	4,567,300	38,349,256
Honda Motor Co. Ltd.	4,786,100	153,007,992
Hoya Corp.	8,461,500	299,425,762
Japan Exchange Group, Inc.	4,684,600	116,206,567
Japan Tobacco, Inc.	8,617,500	294,020,954
KDDI Corp.	2,759,300	181,201,735
Keyence Corp.	596,610	289,106,874
Komatsu Ltd.	5,625,000	132,802,649
Misumi Group, Inc.	445,400	14,054,099
Mitsubishi Electric Corp.	5,407,000	69,716,775
Mitsubishi UFJ Financial Group, Inc.	38,100,800	222,097,753
NEC Corp.	48,238,000	170,587,813
NGK Spark Plug Co. Ltd.	1,352,800	35,281,725
Nippon Telegraph & Telephone Corp.	2,036,200	126,690,041
Nitori Holdings Co. Ltd.	1,099,700	69,694,112
Olympus Corp. (a)	728,300	26,149,669
OMRON Corp.	2,023,600	95,786,442
ORIX Corp.	31,631,800	439,057,103
Rakuten, Inc.	16,345,600	184,320,720
Recruit Holdings Co. Ltd. (a)	481,000	16,439,880
Seven & i Holdings Co., Ltd.	2,030,000	79,283,940
SHIMANO, Inc.	669,500	88,779,298
Shinsei Bank Ltd.	24,199,000	54,384,202
Ship Healthcare Holdings, Inc.	464,200	10,865,150
SoftBank Corp.	4,051,800	294,968,681
Suzuki Motor Corp.	1,984,100	66,504,079
Tsuruha Holdings, Inc.	1,485,400	87,699,160
TOTAL JAPAN		4,272,866,395
Korea (South) - 1.0%
Hyundai Motor Co.	73,741	11,667,391
NAVER Corp.	129,568	90,925,335
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Orion Corp.	82,708	$ 63,506,368
Samsung Electronics Co. Ltd.	57,804	66,925,879
Samsung SDS Co. Ltd. (a)	27,028	4,779,509
TOTAL KOREA (SOUTH)		237,804,482
Luxembourg - 1.0%
Altice SA	3,091,886	192,528,721
Eurofins Scientific SA	180,400	45,586,664
TOTAL LUXEMBOURG		238,115,385
Mexico - 0.2%
America Movil S.A.B. de CV Series L sponsored ADR	2,521,300	61,544,933
Netherlands - 3.3%
AEGON NV	27,601,000	224,960,556
AerCap Holdings NV (a)	980,900	42,512,206
IMCD Group BV	1,581,500	43,600,848
ING Groep NV (Certificaten Van Aandelen) (a)	8,675,900	124,242,032
LyondellBasell Industries NV Class A	1,057,500	96,898,725
Reed Elsevier NV	2,773,530	63,830,296
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,110,557	236,835,761
TOTAL NETHERLANDS		832,880,424
Norway - 0.2%
Telenor ASA	2,398,200	53,902,122
Philippines - 0.4%
Alliance Global Group, Inc.	164,131,156	92,317,134
Singapore - 0.3%
United Overseas Bank Ltd.	3,982,000	71,340,261
South Africa - 0.9%
Naspers Ltd. Class N	1,816,599	226,073,705
Spain - 1.9%
Amadeus IT Holding SA Class A	3,790,800	139,187,921
Criteria CaixaCorp SA	6,971,688	38,012,820
Inditex SA	8,502,593	238,832,372
Prosegur Compania de Seguridad SA (Reg.)	8,908,095	52,243,679
TOTAL SPAIN		468,276,792
Sweden - 2.2%
ASSA ABLOY AB (B Shares)	1,198,000	63,451,826
HEXPOL AB (B Shares)	215,000	19,013,021
Nordea Bank AB	13,216,000	169,492,115
Svenska Cellulosa AB (SCA) (B Shares)	8,217,800	183,739,331
Svenska Handelsbanken AB (A Shares)	2,598,400	123,900,062
TOTAL SWEDEN		559,596,355
Switzerland - 5.1%
Actelion Ltd.	593,329	70,547,043

	Shares	Value
Compagnie Financiere Richemont SA Series A	1,405,106	$ 118,217,877
Credit Suisse Group AG	4,597,583	122,497,094
Nestle SA	2,069,577	151,770,648
Roche Holding AG (participation certificate)	1,167,760	344,607,885
Syngenta AG (Switzerland)	694,849	214,887,335
UBS AG	13,956,047	242,669,738
TOTAL SWITZERLAND		1,265,197,620
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	12,202,700	268,703,454
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	6,956,400	50,383,523
United Arab Emirates - 0.1%
Emaar Malls Group PJSC (a)	16,276,740	14,224,976
United Kingdom - 16.3%
Al Noor Hospitals Group PLC	3,295,000	53,711,607
Associated British Foods PLC	2,269,000	99,962,469
B&M European Value Retail S.A.	17,525,925	69,740,103
BG Group PLC	12,841,902	214,023,538
British American Tobacco PLC sponsored ADR	2,174,400	246,924,864
BT Group PLC	23,967,200	141,294,530
Bunzl PLC	1,489,870	40,397,698
Capita Group PLC	1,310,700	23,001,093
Compass Group PLC	4,989,076	80,289,110
easyJet PLC	2,095,300	50,277,771
Essentra PLC	10,585,712	116,251,659
Exova Group Ltd. PLC (a)	8,185,688	22,228,160
GlaxoSmithKline PLC	5,479,800	123,920,006
Hikma Pharmaceuticals PLC	2,959,985	89,729,918
HSBC Holdings PLC sponsored ADR	6,267,257	319,755,452
IMI PLC	2,362,535	46,183,623
Imperial Tobacco Group PLC	1,157,629	50,203,900
ITV PLC	23,591,400	76,610,500
Johnson Matthey PLC	1,575,482	74,953,679
Kingfisher PLC	23,779,731	115,200,083
Liberty Global PLC:
Class A (a)	872,800	39,686,216
Class C	619,900	27,566,953
Lloyds Banking Group PLC (a)	233,444,200	288,277,844
Meggitt PLC	6,712,748	48,440,846
Next PLC	2,446,200	252,204,847
Poundland Group PLC (a)	4,591,078	23,134,695
Prudential PLC	12,965,133	300,220,994
Reckitt Benckiser Group PLC	2,888,387	242,579,016
Rentokil Initial PLC	24,643,193	48,567,554
Rolls-Royce Group PLC	9,088,600	122,564,052
SABMiller PLC	2,156,000	121,575,600
Schroders PLC	320,600	12,365,147
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Spectris PLC	1,807,800	$ 52,112,717
Sports Direct International PLC (a)	5,897,100	60,799,493
St. James's Place Capital PLC	11,923,300	142,099,087
Standard Chartered PLC (United Kingdom)	3,032,530	45,581,295
Travis Perkins PLC	2,679,980	70,823,949
Whitbread PLC	1,663,740	116,147,200
TOTAL UNITED KINGDOM		4,069,407,268
United States of America - 7.8%
AbbVie, Inc.	1,499,300	95,145,578
Alexion Pharmaceuticals, Inc. (a)	600,100	114,835,136
Alliance Data Systems Corp. (a)	265,800	75,314,430
Amgen, Inc.	674,000	109,309,320
Celldex Therapeutics, Inc. (a)	481,913	8,072,043
CF Industries Holdings, Inc.	191,784	49,863,840
Fidelity National Information Services, Inc.	1,233,900	72,047,421
FMC Corp.	426,700	24,471,245
Freeport-McMoRan, Inc.	1,409,500	40,170,750
Gilead Sciences, Inc. (a)	1,358,600	152,163,200
Google, Inc.:
Class A (a)	172,505	97,960,414
Class C (a)	257,705	144,077,711
Las Vegas Sands Corp.	1,703,400	106,053,684
MasterCard, Inc. Class A	1,661,600	139,159,000
McGraw Hill Financial, Inc.	2,430,300	219,893,544
Mead Johnson Nutrition Co. Class A	690,700	68,593,417
Mondelez International, Inc.	1,804,300	63,619,618
Noble Energy, Inc.	1,469,156	84,667,460
QUALCOMM, Inc.	982,800	77,159,628
The Blackstone Group LP	1,943,200	58,529,184
Visa, Inc. Class A	579,500	139,908,685
TOTAL UNITED STATES OF AMERICA		1,941,015,308
TOTAL COMMON STOCKS (Cost $19,192,494,113)		23,720,064,451
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(g)	770,400	6,217,128
Series D (g)	250,743	2,023,496
TOTAL UNITED STATES OF AMERICA		8,240,624

	Shares	Value
Nonconvertible Preferred Stocks - 1.4%
Germany - 1.4%
Henkel AG & Co. KGaA	1,675,900	$ 165,450,138
Volkswagen AG	835,826	178,112,980
TOTAL GERMANY		343,563,118
United Kingdom - 0.0%
Rolls-Royce Group PLC	817,974,000	1,308,513
TOTAL NONCONVERTIBLE PREFERRED STOCKS		344,871,631
TOTAL PREFERRED STOCKS (Cost $287,591,064)		353,112,255
Preferred Securities - 0.1%
Principal Amount
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (e)(f) (Cost $31,068,340)	EUR	20,230,000	28,656,912
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	802,307,703	802,307,703
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	218,143,711	218,143,711
TOTAL MONEY MARKET FUNDS (Cost $1,020,451,414)		1,020,451,414
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $20,531,604,931)		25,122,285,032
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(206,547,731)
NET ASSETS - 100%		$ 24,915,737,301
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,656,912 or 0.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,240,624 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
NJOY, Inc. Series C	6/7/13	$ 6,227,143
NJOY, Inc. Series D	2/14/14	$ 4,244,101
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,044,322
Fidelity Securities Lending Cash Central Fund	10,090,755
Total	$ 11,135,077
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Painted Pony Petroleum Ltd.	$ 25,702,824	$ -	$ 1,692,630*	$ -	$ -
Painted Pony Petroleum Ltd. (144A)	9,595,190	-	15,002,521	-	-
Total	$ 35,298,014	$ -	$ 16,695,151	$ -	$ -

* Includes the value of securities delivered through in-kind transactions.

Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,891,716,706	$ 2,543,753,820	$ 1,339,722,262	$ 8,240,624
Consumer Staples	2,947,152,386	1,565,491,396	1,381,660,990	-
Energy	866,099,930	573,439,453	292,660,477	-
Financials	5,198,639,572	1,848,773,421	3,349,866,151	-
Health Care	4,017,240,749	2,006,961,594	2,010,279,155	-
Industrials	1,677,760,151	1,278,941,002	398,819,149	-
Information Technology	3,346,444,914	2,152,232,067	1,194,212,847	-
Materials	1,209,625,494	994,738,159	214,887,335	-
Telecommunication Services	918,496,804	137,783,267	780,713,537	-
Preferred Securities	28,656,912	-	28,656,912	-
Money Market Funds	1,020,451,414	1,020,451,414	-	-
Total Investments in Securities:	$ 25,122,285,032	$ 14,122,565,593	$ 10,991,478,815	$ 8,240,624

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 2,102,756,180
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $211,288,328) - See accompanying schedule: Unaffiliated issuers (cost $19,511,153,517)	$ 24,101,833,618
Fidelity Central Funds (cost $1,020,451,414)	1,020,451,414
Total Investments (cost $20,531,604,931)		$ 25,122,285,032
Receivable for investments sold		47,780,858
Receivable for fund shares sold		19,329,906
Dividends receivable		53,440,967
Distributions receivable from Fidelity Central Funds		183,531
Prepaid expenses		73,273
Other receivables		1,360,442
Total assets		25,244,454,009

Liabilities
Payable for investments purchased	$ 51,135,590
Payable for fund shares redeemed	38,613,195
Accrued management fee	15,792,879
Other affiliated payables	2,696,673
Other payables and accrued expenses	2,334,660
Collateral on securities loaned, at value	218,143,711
Total liabilities		328,716,708

Net Assets		$ 24,915,737,301
Net Assets consist of:
Paid in capital		$ 19,611,985,766
Undistributed net investment income		275,548,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		439,166,807
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,589,036,053
Net Assets		$ 24,915,737,301

Diversified International: Net Asset Value, offering price and redemption price per share ($13,781,306,008 ÷ 380,467,922 shares)		$ 36.22

Class K: Net Asset Value, offering price and redemption price per share ($11,134,431,293 ÷ 307,614,012 shares)		$ 36.20

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 580,130,886
Special dividends		128,754,842
Interest		134,384
Income from Fidelity Central Funds		11,135,077
Income before foreign taxes withheld		720,155,189
Less foreign taxes withheld		(44,852,816)
Total income		675,302,373

Expenses
Management fee Basic fee	$ 182,434,402
Performance adjustment	9,175,436
Transfer agent fees	30,841,063
Accounting and security lending fees	2,498,572
Custodian fees and expenses	2,421,791
Independent trustees' compensation	109,399
Appreciation in deferred trustee compensation account	17
Registration fees	182,374
Audit	163,692
Legal	115,380
Miscellaneous	202,185
Total expenses before reductions	228,144,311
Expense reductions	(766,444)	227,377,867
Net investment income (loss)		447,924,506
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,243,363,943
Other affiliated issuers	1,523,610
Foreign currency transactions	510,344
Futures contracts	7,055,194
Total net realized gain (loss)		2,252,453,091
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $182,483)	(2,009,142,403)
Assets and liabilities in foreign currencies	(4,131,514)
Futures contracts	(6,276,288)
Total change in net unrealized appreciation (depreciation)		(2,019,550,205)
Net gain (loss)		232,902,886
Net increase (decrease) in net assets resulting from operations		$ 680,827,392

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 447,924,506	$ 343,281,444
Net realized gain (loss)	2,252,453,091	1,914,830,172
Change in net unrealized appreciation (depreciation)	(2,019,550,205)	3,217,785,070
Net increase (decrease) in net assets resulting from operations	680,827,392	5,475,896,686
Distributions to shareholders from net investment income	(245,684,040)	(361,491,947)
Distributions to shareholders from net realized gain	(169,078,602)	(51,508,245)
Total distributions	(414,762,642)	(413,000,192)
Share transactions - net increase (decrease)	(1,324,765,796)	(1,244,167,482)
Redemption fees	253,426	382,374
Total increase (decrease) in net assets	(1,058,447,620)	3,819,111,386

Net Assets
Beginning of period	25,974,184,921	22,155,073,535
End of period (including undistributed net investment income of $275,548,675 and undistributed net investment income of $238,578,397, respectively)	$ 24,915,737,301	$ 25,974,184,921

Financial Highlights - Diversified International

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.89	$ 29.07	$ 27.49	$ 29.49	$ 26.86
Income from Investment Operations
Net investment income (loss) B	.60E	.44	.42	.53F	.37
Net realized and unrealized gain (loss)	.28	6.90	1.65	(1.99)	2.61
Total from investment operations	.88	7.34	2.07	(1.46)	2.98
Distributions from net investment income	(.32)	(.46)	(.49)	(.46)	(.35)
Distributions from net realized gain	(.23)	(.07)	-	(.08)	-
Total distributions	(.55)	(.52) I	(.49)	(.54)	(.35)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 36.22	$ 35.89	$ 29.07	$ 27.49	$ 29.49
Total Return A	2.48%	25.66%	7.72%	(5.07)%	11.15%
Ratios to Average Net Assets C, G
Expenses before reductions	.93%	.94%	1.01%	.90%	.98%
Expenses net of fee waivers, if any	.93%	.94%	1.01%	.89%	.98%
Expenses net of all reductions	.92%	.92%	.99%	.87%	.96%
Net investment income (loss)	1.65% E	1.38%	1.53%	1.78% F	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,781,306	$ 14,432,586	$ 13,269,769	$ 17,285,369	$ 26,527,229
Portfolio turnover rate D	39% J	52%	35%	45%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.44%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.52 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $.068 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 35.87	$ 29.06	$ 27.51	$ 29.51	$ 26.89
Income from Investment Operations
Net investment income (loss) B	.65E	.49	.47	.58F	.42
Net realized and unrealized gain (loss)	.28	6.90	1.63	(1.97)	2.61
Total from investment operations	.93	7.39	2.10	(1.39)	3.03
Distributions from net investment income	(.37)	(.51)	(.55)	(.53)	(.41)
Distributions from net realized gain	(.23)	(.07)	-	(.08)	-
Total distributions	(.60)	(.58)	(.55)	(.61)	(.41)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 36.20	$ 35.87	$ 29.06	$ 27.51	$ 29.51
Total Return A	2.63%	25.86%	7.86%	(4.87)%	11.33%
Ratios to Average Net Assets C, G
Expenses before reductions	.80%	.80%	.84%	.73%	.79%
Expenses net of fee waivers, if any	.80%	.80%	.84%	.72%	.79%
Expenses net of all reductions	.79%	.78%	.83%	.70%	.77%
Net investment income (loss)	1.78% E	1.52%	1.70%	1.95% F	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,134,431	$ 11,541,599	$ 8,885,304	$ 8,115,192	$ 7,697,405
Portfolio turnover rate D	39% I	52%	35%	45%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,148,134,098
Gross unrealized depreciation	(742,270,563)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,405,863,535

Tax Cost	$ 20,716,421,497

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 277,025,430
Undistributed long-term capital gain	$ 623,983,375
Net unrealized appreciation (depreciation)	$ 4,404,216,513

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 414,762,642	$ 413,000,192

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $7,055,194 and a change in net unrealized appreciation (depreciation) of $(6,276,288) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchase and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $9,976,602,554 and $10,347,285,408, respectively.

Redemptions In-Kind. During the period, 30,859,740 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments, including accrued interest, with a value of $1,132,815,815. The net realized gain of $364,855,078 on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$ 25,453,470.17
Class K	5,387,593.05
	$ 30,841,063

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $29,747 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,229.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $42,710 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,178,001. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,090,755, including $74,455 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $702,805 for the period. In addition,

Annual Report

9. Expense Reductions - continued

through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $263.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $63,376.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Diversified International	$ 126,517,539	$ 204,367,616
Class K	119,166,501	157,124,331
Total	$ 245,684,040	$ 361,491,947
From net realized gain
Diversified International	$ 93,097,870	$ 30,475,866
Class K	75,980,732	21,032,379
Total	$ 169,078,602	$ 51,508,245

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Diversified International
Shares sold	63,463,792	63,290,634	$ 2,320,618,859	$ 2,024,488,853
Reinvestment of distributions	5,837,698	7,563,286	207,822,041	222,133,713
Shares redeemed	(90,929,350)	(125,225,694)	(3,326,061,359)	(3,964,590,272)
Net increase (decrease)	(21,627,860)	(54,371,774)	$ (797,620,459)	$ (1,717,967,706)
Class K
Shares sold	73,871,959	76,686,079	$ 2,700,737,555	$ 2,416,468,280
Reinvestment of distributions	5,492,463	6,076,286	195,147,232	178,156,710
Shares redeemed	(93,499,195) A	(66,739,141)	(3,423,030,124) A	(2,120,824,766)
Net increase (decrease)	(14,134,773)	16,023,224	$ (527,145,337)	$ 473,800,224

A Amount includes in-kind redemptions (see Note:5 Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/08/14	12/05/14	$0.446	$0.917

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $801,627,037 , or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 3% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 80% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/09/13	$0.4409	$0.0290

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Diversified International Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors
FIL Investment Advisors (UK) Limited
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

DIF-K-UANN-1214
1.863004.106

Item 2. Code of Ethics

As of the end of the period, October 31, 2014, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$93,000	$-	$6,900	$6,100
Fidelity International Capital Appreciation Fund	$50,000	$-	$6,900	$800
Fidelity Worldwide Fund	$49,000	$-	$6,000	$900

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$97,000	$-	$6,900	$4,700
Fidelity International Capital Appreciation Fund	$51,000	$-	$6,900	$600
Fidelity Worldwide Fund	$49,000	$-	$5,800	$700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Overseas Fund (the "Fund"):

Services Billed by PwC

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$66,000	$-	$7,100	$2,700

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$65,000	$-	$9,300	$2,300

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2014A	October 31, 2013A
Audit-Related Fees	$150,000	$1,010,000
Tax Fees	$-	$-
All Other Fees	$590,000	$800,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2014A	October 31, 2013A
Audit-Related Fees	$4,430,000	$5,395,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2014 A	October 31, 2013 A
PwC	$5,650,000	$6,305,000
Deloitte Entities	$1,855,000	$1,945,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2014
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 26, 2014